'33 Act File No. 333-46338
'40 Act File No. 811-10143

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933	☐
Pre-effective Amendment No. ___	☐
Post-effective Amendment No. 15	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 36	☑
(Check appropriate box or boxes.)

NATIONWIDE VLI SEPARATE ACCOUNT-5
(Exact Name of Registrant)

NATIONWIDE LIFE INSURANCE COMPANY
(Name of Depositor)

One Nationwide Plaza
Columbus, Ohio 43215
(Address of Depositor’s Principal Executive Offices)  (Zip Code)

Depositor’s Telephone Number, including Area Code:  (614) 249-7111

Thomas E. Barnes
SVP and Secretary
One Nationwide Plaza
Columbus, Ohio 43215-2220
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: May 1, 2008

It is proposed that this filing will become effective (check appropriate box)
☐           Immediately upon filing pursuant to paragraph (b)
☑           On May 1, 2008 pursuant to paragraph (b)
☐           60 days after filing pursuant to paragraph (a)(1)
☐           On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐           This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Waddell & Reed Advisors Select LifeSM

Individual Flexible Premium Variable Universal Life Insurance Policies

Issued By

Nationwide Life Insurance Company

Through

Nationwide VLI Separate Account-5

The Date Of This Prospectus Is May 1, 2008

PLEASE KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.

Variable life insurance is complex, and this prospectus is designed to help you become as fully informed as possible in making your decision to purchase or not to purchase the variable life insurance policy it describes.  Prior to your purchase, we encourage you to take the time you need to understand the policy, its potential benefits and risks, and how it might or might not benefit you.  In consultation with your financial adviser, you should use this prospectus to compare the benefits and risks of this policy versus those of other life insurance policies and alternative investment instruments.

Please read this entire prospectus, including the prospectus for the mutual funds available under the policy, and consult with a trusted financial adviser.  If you have questions or need additional information, contact us.

Telephone:	1-866-221-1100
TDD:	1-800-238-3035
Internet:	www.waddell.com
U.S. Mail:	Nationwide Life Insurance Company
5100 Rings Road, RR1-04-D4
Dublin, OH 43017-1522

You should read your policy along with this prospectus.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of the prospectus.  Any representation to the contrary is a criminal offense.

This policy is NOT: FDIC insured; a bank deposit; available in every state; or insured or endorsed by a bank or any federal government agency.
This policy MAY decrease in value to the point of being valueless.

This prospectus is not an offering in any jurisdiction where such offering may not lawfully be made.

The purpose of this policy is to provide life insurance protection for the beneficiary you name.  If your primary need is not life insurance protection, then purchasing this policy may not be in your best interests.  We make no claim that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

In thinking about buying this policy to replace existing life insurance, please carefully consider its advantages versus those of the policy you intend to replace, as well as any replacement costs.  As always, consult your financial adviser.

Not all terms, conditions, benefits, programs, features and investment options are available or approved for use in every state.

We offer a variety of variable universal life policies.  Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others, including this policy.  These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.

Table of Contents	Page
In Summary: Policy Benefits	1
In Summary: Policy Risks	3
In Summary: Variable Universal Life Insurance And The Policy	4
In Summary: Fee Tables	5
Policy Investment Options	9
The Fixed Investment Option
Variable Investment Options
Allocation Of Net Premium And Cash Value
Valuation of Accumulation Units
How Sub-Account Investment Experience Is Determined
Cash Value
Transfers Among and Between Policy Investment Options	12
Sub-Account Portfolio Transfers
Fixed Account Portfolio Transfers
Modes To Make A Transfer
The Policy	15
Policy Owner
The Beneficiaries
To Purchase
Coverage
Coverage Effective Date
Temporary Insurance Coverage
To Cancel (Examination Right)
To Change Coverage
To Exchange
To Terminate (Surrender)
To Assign
Proceeds Upon Maturity
Reminders, Reports And Illustrations
Errors Or Misstatements
Incontestability
If We Modify The Policy
Riders	19
Children's Insurance Rider
Long-term Care Rider
Spousal Life Insurance Rider
Accidental Death Benefit Rider
Premium Waiver Rider
Change Of Insured Rider
Additional (insurance) Protection Rider
Deduction (of fees and expenses) Waiver Rider
Policy Guard Rider
Premium	22
Initial Premium
Subsequent Premiums

i

Table of Contents (continued)	Page
Charges	23
Sales Load
Premium Taxes
Surrender Charges
Partial Surrender Fee
Cost Of Insurance
Mortality And Expense Risk
Administrative
Policy Loan Interest
Children's Insurance Rider
Long-term Care Rider
Spousal Life Insurance Rider
Accidental Death Benefit Rider
Premium Waiver Rider
Additional (insurance) Protection Rider
Deduction (of fees and expenses) Waiver Rider
Policy Guard Rider
Reduction Of Charges
A Note On Charges
Information on Underlying Mutual Fund Payments
The Death Benefit	29
Calculation Of The Death Benefit Proceeds
Death Benefit Options
The Minimum Required Death Benefit
Changes In The Death Benefit Option
Suicide
Surrenders	30
Full Surrender
Partial Surrender
Reduction Of Specified Amount On A Partial Surrender
The Payout Options	31
Interest Income
Income For A Fixed Period
Life Income With Payments Guaranteed
Fixed Income For Varying Periods
Joint And Survivor Life
Alternate Life Income
Policy Owner Services	32
Dollar Cost Averaging
Asset Rebalancing
Policy Loans	33
Loan Amount And Interest
Collateral And Interest
Repayment
Net Effect of Policy Loans
Lapse	34
Guaranteed Policy Continuation Provision
Grace Period
Reinstatement

ii

Table of Contents (continued)	Page
Taxes	35
Types Of Taxes
Buying The Policy
Investment Gain In The Policy
Periodic Withdrawals, Non-Periodic Withdrawals and Loans
Surrendering the Policy
Withholding
Exchanging the Policy for Another Life Insurance Policy
Taxation of Death Benefits
Terminal Illness
Special Consideration for Corporations
Taxes and The Value of Your Policy
Business Uses of the Policy
Non-Resident Aliens and Other Persons Who are not Citizens of the United States
Tax Changes
Nationwide Life Insurance Company	41
Nationwide VLI Separate Account-5	41
Organization, Registration And Operation
Addition, Deletion, Or Substitution Of Mutual Funds
Voting Rights
Legal Proceedings	43
Nationwide Life Insurance Company
Waddell & Reed, Inc.
Financial Statements	46
Appendix A: Sub-Account Information	47
Appendix B: Definitions	49

iii

Appendix B defines certain words and phrases we use in this prospectus.

In Summary: Policy Benefits

Death Benefit

The primary benefit of your policy is life insurance coverage. While the policy is In Force, we will pay the Proceeds to your beneficiary when the Insured dies.

Your Choice Of Death Benefit Options

Option One: The Death Benefit is the greater of the Specified Amount or the minimum required Death Benefit under federal tax law.

Option Two: The Death Benefit is the greater of the Specified Amount plus the Cash Value or the minimum required Death Benefit under federal tax law.

Option Three: The Death Benefit is the greater of the Specified Amount plus accumulated Premium payments (less any partial surrenders) or the minimum required Death Benefit under federal tax law.

For more information, see "The Death Benefit," beginning on page 29.

Your Or Your Beneficiary's Choice Of Policy Proceeds

You or your beneficiary may choose to receive the Policy Proceeds in a lump sum, or there are a variety of options that will pay out over time.  For more information, see "The Payout Options," beginning on page 31.

Coverage Flexibility

Subject to conditions, you may choose to:

•	Change the Death Benefit option;
•	Increase or decrease the Specified Amount;
•	Change your beneficiaries; and
•	Change who owns the policy.

For more information, see: "Changes In The Death Benefit Option," beginning on page 30; "To Change Coverage," beginning on page 16; "The Beneficiaries," beginning on page 15; and "To Assign," beginning on page 17.

Continuation Of Coverage Is Guaranteed

During the Guaranteed Policy Continuation period, your policy will remain In Force so long as you pay the Policy Continuation Premium Amount.  For more information, see "Guaranteed Policy Continuation Provision," beginning on page 34.

Access To Cash Value

Subject to conditions, you may choose to borrow against, or withdraw, the Cash Value of your policy:

•
Take a policy loan of an amount no greater than 90% of the Sub-Account portfolios and 100% of the fixed account, less any surrender charges.  The minimum amount is $200.  For more information, see "Policy Loans," beginning on page 33.

•	Take a partial surrender of no less than $200. For more information, see "Partial Surrender," beginning on page 30.

•
Surrender the policy at any time while the Insured is alive.  The Cash Surrender Value will be the Cash Values of the Sub-Account portfolios and fixed account, less any policy loans and surrender charges.  You may choose to receive the Cash Surrender Value in a lump sum, or you will have available the same payout options as if it constituted a Death Benefit.  For more information, see "Full Surrender," beginning on page 30 and "The Payout Options," beginning on page 31.

Premium Flexibility

While we would like you to select a premium payment plan, you will not be required to make your Premium payments accordingly.  Within limits, you may vary the frequency and amount, and you might even be able to skip needing to make a Premium payment.  For more information, see "Premium," beginning on page 22.

Investment Options

You may choose to allocate your Premiums after charges to a fixed or variable investment options in any proportion:

The fixed investment option will earn interest daily at an annual effective rate of at least 3%.

The variable investment options constitute the limitedly available mutual funds, and we have divided Nationwide VLI Separate Account-5 into an equal number of Sub-Account portfolios, identified in the "Available Sub-Accounts" section, to account for your allocations.  Your Investment Experience will depend on the market performance of the Sub-Account portfolios you have chosen.

For more information, see "Appendix A: Sub-Account Information," beginning on page 47 and "Allocation of Net Premium and Cash Value," beginning on page 11.

Transfers Between And Among Investment Options

You may transfer between the fixed and variable investment options, subject to conditions.  You may transfer among the Sub-Account portfolios of the variable investment option within limits.  We have implemented procedures intended to reduce the potentially detrimental impact that disruptive trading has on Sub-Account Investment Experience.  For more information, see "Sub-Account Portfolio Transfers," beginning on page 12 and "Modes To Make A Transfer," beginning on page 14.  We also offer dollar cost averaging, an automated investment strategy that spreads out transfers over time to try to reduce the investment risks of market fluctuations.

Taxes
Unless you make a withdrawal, generally, you will not be taxed on any earnings.  This is known as tax deferral.  For more information, see "The Minimum Required Death Benefit," beginning on page 29.  Also, your beneficiary generally will not have to include the Proceeds as taxable income.  For more information, see "Taxes," beginning on page 35.  Unlike other variable insurance products Nationwide offers, these Flexible Premium Variable Universal Life Insurance Policies do not require distributions to be made before the death of the Insured.

Assignment

You may assign the policy as collateral for a loan or another obligation while the Insured is alive.  For more information, see "To Assign," beginning on page 17.

Examination Right

For a limited time, you may cancel the policy, and you will receive a refund.  For more information, see "To Cancel (Examination Right)," beginning on page 16.

Riders

You may purchase any of the available Riders (except for both the Premium Waiver and Deduction Waiver Riders, simultaneously) to suit your needs.  Availability will vary by state, and there may be an additional charge.

•	Children’s Insurance Rider
•	Long-term Care Rider
•	Spousal Life Insurance Rider
•	Accidental Death Benefit Rider
•	Premium Waiver Rider
•	Change Of Insured Rider (There is no charge for this Rider.)
•	Additional (insurance) Protection Rider
•	Deduction (of fees and expenses) Waiver Rider
•	Policy Guard Rider

For more information, see "Riders," beginning on page 19.

In Summary: Policy Risks

Improper Use

Variable universal life insurance is not suitable as an investment vehicle for short-term savings.  It is designed for long-term financial planning.  You should not purchase the policy if you expect that you will need to access its Cash Value in the near future because substantial surrender charges will apply in the first several years from the Policy Date.

Unfavorable Investment Experience

The variable investment options to which you have chosen to allocate Net Premium may not generate a sufficient, let alone a positive, return, especially after the deductions for policy and Sub-Account portfolio charges.  Besides Premium payments, Investment Experience will impact the Cash Value, and poor Investment Experience (in conjunction with your flexibility to make changes to the policy and deviate from your chosen premium payment plan) could cause the Cash Value of your policy to decrease, resulting in a Lapse of insurance coverage, sooner than might have been foreseen, and, potentially, even without value.

Effect Of Partial Surrenders And Policy Loans On Investment Returns

Partial surrenders or policy loans may accelerate a Lapse because the amount of either or both will no longer be available to generate any investment return.  A partial surrender will proportionately reduce the amount of Cash Value allocated among the Sub-Account portfolios you have chosen, and to the fixed account, too, if there is not enough Cash Value in the Sub-Account portfolios.  As collateral for a policy loan, we will transfer an equal amount of Cash Value to the policy loan account, which will also reduce the Cash Value allocated between and among your chosen investment options.  Thus, the remainder of your policy's Cash Value is all that would be available to generate enough of an investment return to cover policy and Sub-Account portfolio charges and keep the policy In Force, at least until you repay the policy loan or make another Premium payment.  There will always be a Grace Period, and the opportunity to reinstate insurance coverage.  Under certain circumstances, however, the policy could terminate without value, and insurance coverage would cease.

Reduction Of The Death Benefit

A partial surrender could, and a policy loan would, decrease the policy’s Death Benefit, depending on how the Death Benefit relates to the policy’s Cash Value.

Adverse Tax Consequences

Existing federal tax laws that benefit this policy may change at any time.  These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion from taxable income of the Proceeds we pay to the policy's Beneficiary.  Partial and full surrenders from the policy may be subject to taxes.  The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code.  Generally, tax treatment on modified endowment contracts will be less favorable when compared to having the policy treated as a life insurance contract.  For example, distributions and loans from modified endowment contracts may currently be taxed as ordinary income not a return of investment.  For more detailed information concerning the tax consequences of this policy please see the Taxes provision. For detailed information regarding tax treatment on modified endowment contracts, please see the Periodic Withdrawals, Non-Periodic Withdrawals and Loans section of the Taxes provision. Consult a qualified tax adviser on all tax matters involving your policy.

Fixed Account Transfer Restrictions And Limitations

We will not honor a request to transfer Cash Value to or from the fixed account until after the first year.  Then, we will only honor a transfer request from the fixed account that is made within 30 days of the end of a calendar quarter, but not within 12 months of a previous request.  We may also limit what percentage of Cash Value you will be permitted to transfer to or from the fixed account.

Sub-Account Portfolio Limitations

Frequent trading among the Sub-Accounts may dilute the value of your Sub-Account units, cause the Sub-Account to incur higher transaction costs, and interfere with the Sub-Accounts' ability to pursue its stated investment objective.  This disruption to the Sub-Account may result in lower Investment Experience and Cash Value.  We have instituted procedures to minimize disruptive transfers, including transfer restrictions.  For more information, see "Sub-Account Portfolio Transfers," beginning on page 12 and "Modes To Make A Transfer," beginning on page 14.  While we expect these procedures to reduce the adverse effect of disruptive transfers, we cannot assure you that we have eliminated these risks.

Sub-Account Portfolio Investment Risk

A comprehensive discussion of the risks of the mutual funds held by each Sub-Account portfolio may be found in that mutual fund’s prospectus. You should read the mutual fund’s prospectus carefully before investing.

In Summary: Variable Universal Life Insurance And The Policy

Variable Universal Life Insurance, in general, may be important to you in two ways.

•	It will provide economic protection to a beneficiary.

•	It may build Cash Value.

Why would you want to purchase this type of life insurance?  How will you allocate the Net Premium among the variable investment options and the fixed investment options?  Your reasons and decisions will affect the insurance and Cash Value aspects.

While variable universal life insurance is designed primarily to provide life insurance protection, the Cash Value of a policy will be important to you in that it may impair (with poor investment results) or enhance (with favorable investment results) your ability to pay the costs of keeping the insurance In Force.

Apart from the life insurance protection features, you will have an interest in maximizing the value of the policy as a financial asset.

It is similar to, but also different from, universal life insurance.

•	You will pay Premiums for life insurance coverage on the Insured.

•	The policy will provide for the accumulation of a Cash Surrender Value if you were to surrender it at any time while the Insured is alive.

•	The Cash Surrender Value could be substantially lower than the Premiums you have paid.

What makes the policy different than universal life insurance is your opportunity to allocate Premiums after charges to the Sub-Account portfolios you have chosen (and the fixed account).  Also, that its Cash Value will vary depending on the market performance of the Sub-Account portfolios, and you will bear this risk.

From the time we issue the policy through the Insured’s death or surrender, here is a basic overview.  (But please read the remainder of this prospectus for the details.)

•	At issue, the policy will require a minimum initial Premium payment.

Among other considerations, this amount will be based on: the Insured’s age and sex; the underwriting class; any substandard ratings; the Specified Amount; the Death Benefit option; and the choice of any Riders.

•	At the time of a Premium payment, we will deduct some charges. We call these charges transaction fees.

•	You will then be able to allocate the Premium net of transaction fees, or Net Premium, between and among a fixed and the variable investment options.

•	From the policy’s Cash Value, on a periodic basis, we will deduct other charges to help cover the mortality risks we assumed, and the sales and administrative costs.

•	You may be able to vary the timing and amount of Premium payments.

So long as there is enough Cash Surrender Value to cover the policy's periodic charges as they come due, the policy will remain In Force.

•	After the first year from the Policy Date, you may request to increase or decrease the policy’s Specified Amount.

This flexibility will allow you to adjust the policy to meet your changing needs and circumstances, subject to: additional underwriting (for us to evaluate an increase of risk); confirmation that the policy’s tax status is not jeopardized; and confirmation that the minimum and maximum insurance amounts remain met.

•	The policy will pay a Death Benefit to the beneficiary. You have a choice of one of three options.

As your insurance needs change, you may be able to change Death Benefit options, rather than buying a new policy, or terminating this policy.

•	Prior to the Insured’s death, you may withdraw all, or a portion (after the first year from the Policy Date), of the policy’s Cash Surrender Value. Or you may borrow against the Cash Surrender Value.

Withdrawals and loans are subject to restrictions, may reduce the Death Benefit and increase the likelihood of the policy Lapsing.  There also could be adverse tax consequences.

In Summary: Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy.  The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy or transfer Cash Value between investment options.

Fees in this table may be rounded to the hundredth decimal.

For more information, see "Charges," beginning on page 23.

Transaction Fees
Charge	When Charge Is Deducted	Amount Deducted
Sales Load (1)	Upon Making A Premium Payment	Maximum Guaranteed	Currently
		$25	$5
		Per $1,000 Of Premium Payment
Premium Taxes (1)	Upon Making A Premium Payment	$35 Per $1,000 Of Premium Payment
Surrender Charges (2), (3), (4) Representative – For An Age 35 Male Non-tobacco Preferred With A Specified Amount Of $500,000 And Death Benefit Option One	Upon Full Surrender; Upon Lapse; Upon Certain Decreases in Specified Amount	Maximum (5)	Minimum (6)
		$25,590	$2,337
		Representative(7)
		$3,408
		Proportionately From The Policy’s Cash Value
Illustration Charge(8)	Upon Requesting An Illustration	Maximum Guaranteed	Currently
		$25	$0
Partial Surrender Fee (9)	Upon A Partial Surrender	Maximum Guaranteed(10)	Currently
		$25	$0
		From The Policy's Available Cash Value (11)

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Sub-Account portfolio operating expenses.

Periodic Charges Other Than Sub-Account Portfolio Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted From Cash Values
Cost Of Insurance (12), (13) Representative – For An Age 35 Male Non-tobacco Preferred With A Specified Amount Of $500,000 And Death Benefit Option One	Monthly	Minimum	Maximum	Representative (14)
$0.04	$83.33	$0.14
Per $1,000 Of Net Amount At Risk – Proportionately From Your Chosen Variable And Fixed Investment Options
Mortality And Expense Risk	Monthly	Maximum Guaranteed
$0.50 Per $1,000 Of Cash Value (15)
Proportionately From Your Chosen Variable Investment Options
Administrative	Monthly	Maximum Guaranteed	Currently
$10	$10 (16)
Proportionately From Your Chosen Variable And Fixed Investment Options
Policy Loan Interest (17), (18), (19)	Annually	Maximum Guaranteed	Currently
$39	$39
Per $1,000 Of An Outstanding Policy Loan

Periodic Charges Other Than Sub-Account Portfolio Operating Expenses For Riders
Optional Charge (20)	When Optional Charge Is Deducted	Amount Deducted From Cash Value
Children’s Insurance Rider	Monthly	$0.43 Per $1,000 Of Rider Specified Amount – Proportionately From Your Chosen Variable And Fixed Investment Options
Long-term Care Rider (21) Representative – For An Age 35 Male Non-tobacco Preferred With A Long-term Care Specified Amount Of $500,000 And Death Benefit Option One	Monthly	Minimum	Maximum	Representative
		$0.02	$28.65	$0.02
		Per $1,000 Of Rider Net Amount At Risk – Proportionately From Your Chosen Variable And Fixed Investment Options
Spousal Life Insurance Rider (22) Representative Spouse – For An Age 35 Female Non-tobacco With A Spousal Life Specified Amount Of $100,000	Monthly	Minimum	Maximum	Representative
		$0.10	$10.23	$0.11
		Per $1,000 Of Spousal Death Benefit – Proportionately From Your Chosen Variable And Fixed Investment Options
Accidental Death Benefit Rider (21) Representative – For An Age 35 Male Non-tobacco Preferred With An Accidental Death Benefit Of $100,000	Monthly	Minimum	Maximum	Representative
		$0.05	$0.75	$0.06
		Per $1,000 Of Accidental Death Benefit – Proportionately From Your Chosen Variable And Fixed Investment Options
Premium Waiver Rider (23), (24) Representative - For An Age 35 Male Non-tobacco Preferred	Monthly	Minimum	Maximum	Representative
		$42	$315 (25)	$42
		Per $1,000 Of Premium Waiver Benefit – Proportionately From Your Chosen Variable And Fixed Investment Options
Additional (insurance) Protection Rider (26) Representative – For An Age 35 Male Non-tobacco Preferred With Additional Death Benefit Of $250,000	Monthly	Minimum	Maximum	Representative
		$0.01	$83.33	$0.04
		Per $1,000 of Rider Net Amount at Risk – Proportionately From Your Chosen Variable And Fixed Investment Options
Deduction (of fees and expenses) Waiver Rider (27), (28) Representative – For An Age 35 Male Non-tobacco Preferred With A Specified Amount Of $500,000 And Death Benefit Option One	Monthly	Minimum	Maximum	Representative
		$90	$860	$90
		Per $1,000 Of Deduction Waiver Benefit – Proportionately From Your Chosen Variable and Fixed Investment Options
Policy Guard Rider (29) Representative – The Insured Is Attained Age 85 With a Cash Value of $500,000 and Indebtedness of $480,000	Upon Invoking The Rider	Minimum	Maximum	Representative
		$6.50	$46.00	$37.00
		Deducted From Each $1,000 Of The Policy’s Cash Value

The next item shows the minimum and maximum total operating expenses, as of December 31, 2007, charged by the Sub-Account portfolios that you may pay periodically during the time that you own the policy.  More detail concerning each Sub-Account portfolio’s fees and expenses is contained in the prospectus for the mutual fund that corresponds to the Sub-Account portfolio.  Please contact us, at the telephone numbers or address on the cover page of this prospectus, for free copies of the prospectuses for the mutual funds available under the policy.

Total Annual Sub-Account Portfolio Operating Expenses
Total Annual Sub-Account Portfolio Operating Expenses	Maximum	Minimum
(expenses that are deducted from the Sub-Account portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	1.38%	0.76%

(1)We deduct one charge composed of the sales load and premium taxes.  On the Policy Data Page, we call the combined charge a Premium Load.
(2)This charge is comprised of two components.  There is an underwriting component, which is based on the Insured's age (when the policy was issued).  There is also a sales expense component, which is based on and varies by the Insured's sex, age (when the policy was issued) and underwriting class.  The amount of the charge we would deduct begins to decrease each year after the second from the Policy Date.  For example, by the ninth year, the amount is 30% of the initial surrender charge, and, thereafter, there is no charge for a full surrender.  A surrender charge will apply if you surrender or lapse the policy, or if you request to decrease the Specified Amount.  We will calculate a separate surrender charge based on the Specified Amount, and each increase in the Specified Amount, which, when added together, will amount to your surrender charge.  For more information, see "Surrender Charges," beginning on page 24.
(3)To be able to present dollar amounts of this charge here, for a full surrender occurring in the first year from the Policy Date, we assume an aggregate first year Premium in excess of the surrender target premium.  The surrender target premium is an assumed Premium payment amount we use in calculating the surrender charge.  The surrender charge is based on the lesser of the surrender target premium and the Premiums you pay in the first year from the Policy Date.  The surrender target premium varies by: the Insured's sex; age (when the policy was issued); underwriting class and the Specified Amount (and any increases).  The surrender charge for decreases in the Specified Amount will be a fraction of the charge for a full surrender.
(4)Ask for an illustration, or see the Policy Data Page for more information on your cost.
(5)The amount is based on a male who is age 80 or older and uses tobacco (representing our greatest underwriting risk).  We assume a policy with a Specified Amount of $500,000 and Death Benefit Option One.  The stated surrender charge is for a surrender occurring in the first year from the Policy Date.
(6)The amount is based on a female who is age 0.  We assume a policy with a Specified Amount of $500,000 and Death Benefit Option One.  The stated surrender charge is for a surrender occurring in the first year from the Policy Date.
(7)This amount may not be representative of your cost.
(8)If we begin to charge for illustrations, you will be expected to pay the charge in cash directly to us at the time of your request.  This charge will not be deducted from the policy's Cash Value.
(9)You may request a partial surrender at any time after the first year from the Policy Date so long as the policy is In Force.
(10)The charge is the lesser of $25 or 2% of the dollar amount of the partial surrender.
(11)Besides this charge, remember that the Cash Value available for a partial surrender is subject to any outstanding policy loans. (12)This charge varies by: the Insured's sex; age; underwriting class; any substandard ratings; the year from the Policy Date and the Specified Amount.  Rider charges are taken from the policy's Cash Value at the beginning of the month starting with the Policy Date and we will not pro rate the monthly fee should the Rider terminate before the beginning of the next month.
(13)Ask for an illustration, or see the Policy Data Page for more information on your cost.
(14)This amount may not be representative of your cost.
(15)On a current basis, during policy years one through fifteen, the charge is $0.50 per $1,000 on the first $25,000 of Cash Value, and $0.25 per $1,000 on Cash Values of $25,001 up to $250,000.  For Cash Values above $250,000, the charge is $0.08 per $1,000.  Beginning in year sixteen, the charge is $0.50 per $1,000 on the first $25,000 of Cash Value allocated to variable investment options, and $0.08 per $1,000 of Cash Value over $25,000 allocated to variable investment options.
(16)During the first year from the Policy Date, the monthly maximum guaranteed amount is $10, and the monthly current amount is $10.  Thereafter, the monthly maximum guaranteed amount is $7.50, and the monthly current amount is $5.
(17)On the amount of an outstanding loan, we not only charge, but also credit, interest, so there is a net cost to you.  Also, there are ordinary and preferred loans on which interest rates vary.  For more information, see "Policy Loans," beginning on page 33.
(18)We charge a 3.9% interest per annum on the outstanding balance, which accrues daily and becomes due and payable at the end of the year from the Policy Date, or we add it to your loan.  Meanwhile, we credit interest daily, too, on the portion of your policy's Cash Value corresponding to, and serving as collateral or security to ensure repayment of, the loan.  During years one through ten, it is 3.0% (guaranteed 3.0% minimally), and, thereafter, 3.9% per annum currently (guaranteed 3.65% minimally).
(19)Your net cost for a loan through years one through ten from the Policy Date is 0.9% per annum currently.  Thereafter, there is no cost (a net zero cost) for a loan currently.  For more information, see "Collateral and Interest," beginning on page 33.

(20)You may elect any of these Riders (except for both the Premium Waiver Rider and Deduction (of fees and expenses) Waiver Rider, simultaneously).  Rider charges are taken from the policy's Cash Value at the beginning of the month starting with the Policy Date and we will not pro rate the monthly fee should the Rider terminate before the beginning on the next month.  There is also a Change of Insured Rider you may elect for no charge.  The continuation of a Rider is contingent on the policy being In Force.  The amounts presented here may not be representative of your cost.  Ask for an illustration, or see the Policy Data Page, for more information on your cost.
(21)This charge varies by: the Insured's sex; age; underwriting class; any substandard ratings; and the Specified Amount of the Rider.
(22)This charge varies by: the spouse's sex; age; underwriting class; any substandard ratings; and the Specified Amount of the Rider.
(23)This charge varies by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings.
(24)To be able to present dollar amounts of this charge here, we assume monthly Premium payments of $1,000, the waiver of which would occur in the event of the Insured's total disability for six consecutive months.
(25)For policies issued before July 13, 2006, the maximum charge for this Rider is $105.
(26)This charge varies by: the Insured's sex; Attained Age; underwriting class; any substandard ratings and the Specified Amount of the Rider.
(27)This charge varies by: the Insured's sex; Attained Age; and any substandard ratings.  The monthly charge is a product of the Rider’s monthly cost of insurance rate and the rider’s Death Benefit.
(28)To be able to present dollar amounts of this charge here, we assume total monthly periodic charges of $1,000 (not including this Rider's cost, and any loan amount interest (which are meant to be excluded)).  These changes would be waived in the event of the Insured's total disability for six consecutive months.
(29)You may invoke this Rider only when certain conditions are met that include: 1) the Insured attains age 75; 2) the policy has been In Force 15 years from the Policy Date; 3) the policy's Cash Value is at least $100,000; 4) the policy qualifies as life insurance using the guideline premium/cash value corridor tax test; and 5) the entire cost basis for tax purposes has been withdrawn from the policy.  For more information, see "Policy Guard Rider" beginning on page 22.  The level of Indebtedness as a percentage of Cash Value that will allow you to invoke the Rider will vary with the attained age of the Insured.  Generally, the higher the Insured's attained age, the higher the level of Indebtedness must be to invoke the Rider.

Policy Investment Options

When you apply for the policy, you choose how your Net Premium will be allocated among the available Sub-Accounts once the free look period expires.  When this actually happens depends on the right to examine law of the state in which you live.  Or you may choose to allocate all or a portion of your Net Premium to the fixed investment option, and we will allocate it when we receive it.

Based on the right to examine law, some states require that we refund the initial Premium if you exercise your right to cancel the policy.  Others require that we return the Cash Value.  If yours is a state that requires us to refund the initial Premium, we will hold the initial Net Premium in the available money market Sub-Account until the free-look period expires.  Once your examination right ends, we will transfer the variable account Cash Value to your Sub-Account allocations in effect at the time of the transfer.  If yours is a state that requires us to refund the Cash Value, we will allocate all of the initial Net Premium to the available money market Sub-Account.  On the next Valuation Period, we will allocate all of the Cash Value to the designated Sub-Accounts based on the allocation instructions in effect at the time.  Any initial Net Premium designated to be allocated to fixed investment options will be so allocated immediately upon receipt.

The Fixed Investment Option

The Net Premium you allocate to the fixed investment option is held in the fixed account, which is part of our general account.  The general account contains all of our assets other than those in the separate accounts and funds the fixed investment option.  These assets are subject to our general liabilities from business operations.  The general account is used to support our insurance and annuity obligations.  Any amounts in excess of the separate account liabilities are deposited into our general account.  We bear the full investment risk for all amounts allocated to the fixed account.

We guarantee that the amounts you allocate to the fixed investment option will be credited interest daily at a net effective annual interest rate of no less than the stated interest crediting rate on the Policy Data Page.  We will credit any interest in excess of the guaranteed interest crediting rate at our sole discretion.  You assume the risk that the actual rate may not exceed the guaranteed interest crediting rate.

The amounts you allocate to the fixed investment option will not share in the investment performance of our general account.  Rather, the investment income you earn on your allocations will be based on varying rates we set.

The general account is not subject to the same laws as the separate account, and the SEC has not reviewed the disclosures in this prospectus relating to the fixed account.  However, information about the fixed account is subject to federal securities laws relating to the accuracy and completeness of statements made by prospectus disclosure.

Interest rates are set at the beginning of each calendar quarter.  You may receive a different interest rate depending on the rates in effect when you purchase the policy.  The rate may also vary for Net Premium versus a transfer of Units from a Sub-Account portfolio.  In honoring your request to transfer an amount out of the fixed account, we will do so on a last-in, first out basis (LIFO).  Interest we credit to the fixed investment option may not increase the Cash Surrender Value enough to cover the policy’s charges.  If not, the policy may Lapse.  For more information, see “Lapse,” beginning on page 34.

Variable Investment Options

The variable investment options constitute the limitedly available mutual funds, and we have divided the separate account into an equal number of Sub-Account portfolios to account for your allocations.  Each Sub-Account portfolio invests in a mutual fund that is registered with the SEC.  (This registration does not involve the SEC’s supervision of the management or investment practices or policies of these mutual funds.)  The “Appendix A: Sub-Account Information” section identifies the available mutual funds, by name, investment type and adviser.  Your choices and any changes will appear on the policy.

Each Sub-Account portfolio’s assets are held separately from the assets of the other Sub-Account portfolios, and each Sub-Account portfolio has investment objectives and policies that are different from those of the other Sub-Account portfolios.  Thus, each Sub-Account portfolio operates as a separate investment fund, and the income or losses of one Sub-Account portfolio generally have no effect on the Investment Experience of any other Sub-Account portfolio.

Underlying mutual funds in the variable account are NOT publicly traded mutual funds.  They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives.  However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund.  Policy owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the separate account.  The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

The particular underlying mutual funds available under the policy may change from time to time.  Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment.  New underlying mutual funds or new share classes of currently available underlying mutual funds may be added.  Policy owners will receive notice of any such changes that affect their contract.  Additionally, not all of the underlying mutual funds are available in every state.

In the future, additional underlying mutual funds managed by certain financial institutions, brokerage firms or their affiliates may be added to the separate account.  These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm, or through other exclusive distribution arrangements.

The Sub-Accounts available through this policy are listed below.  For more information about the mutual funds, please refer to Appendix A: Sub-Account Information and/or the applicable mutual fund’s prospectus.

W&R Target Funds, Inc.
•	Asset Strategy Portfolio*
•	Balanced Portfolio
•	Bond Portfolio
•	Core Equity Portfolio
•	Dividend Income Portfolio
•	Energy Portfolio
•	Global Natural Resources Portfolio
•	Growth Portfolio
•	High Income Portfolio*
•	International Growth Portfolio
•	International Value Portfolio
•	Micro Cap Growth Portfolio
•	Mid Cap Growth Portfolio
•	Money Market Portfolio
•	Mortgage Securities Portfolio
•	Pathfinder Aggressive Portfolio
•	Pathfinder Conservative Portfolio
•	Pathfinder Moderate Portfolio
•	Pathfinder Moderately Aggressive Portfolio
•	Pathfinder Moderately Conservative Portfolio
•	Real Estate Securities Portfolio
•	Science and Technology Portfolio
•	Small Cap Growth Portfolio
•	Small Cap Value Portfolio
•	Value Portfolio

*These underlying mutual funds may invest in lower quality debt securities commonly referred to as junk bonds

Allocation Of Net Premium And Cash Value

We allocate your Net Premium payments to Sub-Accounts or the fixed account per your instructions.  You must specify your Net Premium payments in whole percentages and any allocation you make must be 1%.  The sum of allocations must equal 100%.

Valuation of Accumulation Units

We will price Accumulation Units on any day the New York Stock Exchange (NYSE) is open for business.  Any transaction that you submit on a day when the NYSE is closed will not be effective until the next day that the NYSE is open for business.

Accordingly, we will not price Accumulation Units on these recognized holidays:

•	New Year’s Day
•	Martin Luther King, Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving
•	Christmas

In addition, we will not price Accumulation Units if:

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists making disposal or valuation of securities held in the separate account impracticable; or

•	the SEC, by order, permits a suspension or postponement for the protection of security holders.

SEC rules and regulations govern when the conditions described above exist.  Any transaction you try to effect when we are closed will not happen until the next day the NYSE and we are both open for business.

We will process transactions we receive after the close of the NYSE on the next Valuation Period that we are open.

How Sub-Account Investment Experience Is Determined

Though the number of Sub-Account Accumulation Units will not change as a result of Investment Experience, changes in the net investment factor, as described below, may cause the value of a Sub-Account Accumulation Unit to increase or decrease from Valuation Period to Valuation Period.  Changes in the net investment factor may not be directly proportional to changes in the NAV of the mutual fund shares.

We determine the change in Sub-Account values at the end of a Valuation Period.  The Sub-Account Accumulation Unit value for a Valuation Period is determined by multiplying the Sub-Account Accumulation Unit value as of the prior Valuation Period by the net investment factor for the Sub-Account for the current Valuation Period.

We determine the net investment factor for any Valuation Period by dividing (a) by (b) where:

(a)	is the sum of:
•	the NAV per share of the mutual fund held in the Sub-Account as of the end of the current Valuation Period; and
•	the per share amount of any dividend or income distributions made by the mutual fund (if the date of the dividend or income distribution occurs during the current Valuation Period); plus or minus
•
a per share charge or credit for any taxes reserved for as a result of the Sub-Account's investment operations if changes to the law result in a modification to the tax treatment of the separate account; and

(b)	is the NAV per share of the mutual fund determined as of the end of the immediately preceding Valuation Period.

Cash Value

The policy has a Cash Value.  There is no guaranteed Cash Value.  Rather, it will be based on the Accumulation Unit values, and vary with the Investment Experience of the Sub-Account portfolios to which you have allocated Net Premium, as well as the values of, and any daily crediting of interest to, the policy loan (if you have taken a policy loan) and fixed accounts.  It will also vary because we deduct the policy’s periodic charges from the Cash Value.  So, if the policy’s Cash Value is part of the Death Benefit option you have chosen, then your Death Benefit will fluctuate.

We will determine the value of the assets in the separate account at the end of each Valuation Period.  We will determine the Cash Value at least monthly. To determine the number of Sub-Account Accumulation Units credited to each Sub-Account, we divide the net amount you allocate to the Sub-Account by the Sub-Account Accumulation Unit value for the Sub-Account (using the next Valuation Period following when we receive the Premium).

If you surrender part or all of the policy, we will deduct a number of Sub-Account Accumulation Units from the separate account and an amount from the fixed account that corresponds to the surrendered amount.  Thus, your policy’s Cash Value will be reduced by the surrendered amount.  Similarly, when we assess charges or deductions, a number of Sub-Account Accumulation Units from the separate account and an amount from the fixed account that corresponds with the charge or deduction will be deducted from the policy’s Cash Value.  We make these deductions in the same proportion that your interests in the separate account and the fixed account bear to the policy’s total Cash Value.

The Cash Value in the policy loan and fixed accounts will be credited interest daily at the guaranteed minimum annual effective rate stated on the Policy Data Page.  For there to be Cash Value in the policy loan account, you must have taken a policy loan.  We may decide to credit interest in excess of the guaranteed minimum annual effective rate.  For the fixed account, we will guarantee the current rate in effect through the end of the calendar quarter.  Upon request, we will inform you of the current applicable rates for each account. For more information, see “The Fixed Investment Option,” beginning on page 9 and “Policy Loan Interest,” beginning on page 25.

On any date during the policy year, the Cash Value equals the Cash Value on the preceding Valuation Period, plus any Net Premium applied since the previous Valuation Period, minus any policy charges, plus or minus any investment results, and minus any partial surrenders.

Transfers Among and Between Policy Investment Options

Sub-Account Portfolio Transfers

We will determine the amount you have available for transfers among the Sub-Account portfolios in Accumulation Units based on the Net Asset Value (NAV)  per share of the mutual fund in which a Sub-Account portfolio invests.  The mutual fund will determine its NAV once daily as of the close of the regular business session of the New York Stock Exchange (usually 4:00 p.m. Eastern time).  An Accumulation Unit will not equal the NAV of the mutual fund in which the Sub-Account portfolio invests, however, because the Accumulation Unit value will reflect the deduction for any transaction fees and periodic charges.  For more information, see "In Summary: Fee Tables," beginning on page 5, and "How Sub-Account Investment Experience is Determined," beginning on page 11.

Policy owners may request transfers to or from the Sub-Accounts once per valuation day, subject to the terms and conditions of the policy and the mutual funds.

Neither the policies nor the mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as "market-timing" or "short-term trading").  If you intend to use an active trading strategy, you should consult your registered representative and request information on other Nationwide policies that offer mutual funds that are designed specifically to support active trading strategies.

We discourage (and will take action to deter) short-term trading in this policy because the frequent movement between or among Sub-Accounts may negatively impact other investors in the policy.  Short-term trading can result in:

•	the dilution of the value of the investors' interests in the mutual fund;

•
mutual fund managers taking actions that negatively impact performance (i.e., keeping a larger portion of the mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

•	increased administrative costs due to frequent purchases and redemptions.

To protect investors in this policy from the negative impact of these practices, we have implemented, or reserve the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies.  Any restrictions that we implement will be applied consistently and uniformly.  We cannot guarantee that our attempts to deter active trading strategies will be successful.  If active trading strategies are not successfully deterred by our actions, the performance of Sub-Accounts that are actively traded will be adversely impacted.  Policy owners remaining in the affected Sub-Account will bear any resulting increased costs.

Short-Term Trading Fees (i.e. Redemption Fees).  Some Portfolios assess a short-term trading fee in connection with transfers from a Sub-Account that occur within a specified number of days after the date of the allocation to the Sub-Account.  Such fees are intended to compensate the Portfolio (and contract owners with interests allocated in the Portfolio) for negative impact on fund performance that may result from frequent, short-term trading strategies.  Short-term trading fees are not intended to affect the large majority of contract owners not engaged in such strategies.  Any short-term trading fees paid are retained by the Portfolio, not by Nationwide, and are part of the Portfolio’s assets.

Currently, non of the Portfolios offered under the contract assess short-term trading fees.

U.S. Mail Restrictions.  We monitor transfer activity in order to identify those who may be engaged in harmful trading practices.  Transaction reports are produced and examined.  Generally, a policy may appear on these reports if the policy owner (or a third party acting on their behalf) engages in a certain number of "transfer events" in a given period.  A "transfer event" is any transfer, or combination of transfers, occurring in a given Valuation Period.  For example, if a policy owner executes multiple transfers involving 10 Sub-Accounts in 1 day, this counts as 1 transfer event.  A single transfer occurring in a given Valuation Period that involves only 2 Sub-Accounts (or one Sub-Account if the transfer is made to or from a fixed investment option) will also count as 1 transfer event.

As a result of this monitoring process, we may restrict the form in which transfer requests will be accepted.  In general, we will adhere to the following guidelines:

Trading Behavior	Nationwide’s Response
6 or more transfer events in one calendar quarter
Nationwide will mail a letter to the policy owner notifying them that:
(1)  they have been identified as engaging in harmful trading practices; and
(2)  if their transfer events exceed 11 in 2 consecutive calendar quarters or 20 in one calendar year, the policy owner will be limited to submitting transfer requests via U.S. mail.

More than 11 transfer events in 2 consecutive calendar quarters OR More than 20 transfer events in one calendar year	Nationwide will automatically limit the policy owner to submitting transfer requests via U.S. mail.

Each January 1st, we will start the monitoring anew, so that each policy starts with 0 transfer events each January 1.  See, however, the “Other Restrictions” provision below.

Managers of Multiple Contracts.  Some investment advisers/representatives manage the assets of multiple Nationwide contracts pursuant to trading authority granted or conveyed by multiple policy owners.  These multi-contract advisers will be required by Nationwide to submit all transfer requests via U.S. mail.

Other Restrictions.  We reserve the right to refuse or limit transfer requests, or take any other action we deem necessary, in order to protect policy owners and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some policy owners (or third parties acting on their behalf).  In particular, trading strategies designed to avoid or take advantage of Nationwide’s monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by us to constitute harmful trading practices, may be restricted.

Any restrictions that we implement will be applied consistently and uniformly.  In the event a restriction we impose results in a transfer request being rejected, we will notify you that your transfer request has been rejected.  If a short-term trading fee is assessed on your transfer, we will provide you a confirmation of the amount of the fee assessed.

Underlying Mutual Fund Restrictions and Prohibitions.  Pursuant to regulations adopted by the SEC, we are required to enter into written agreements with the underlying mutual funds which allow the underlying mutual funds to:

(1)	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any of our policy owners;
(2)	request the amounts and dates of any purchase, redemption, transfer or exchange request (“transaction information”); and
(3)
instruct us to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the underlying mutual fund (whose policies may be more restrictive than our policies).

We are required to provide such transaction information to the underlying mutual funds upon their request.  In addition, we are required to restrict or prohibit further purchases or exchange requests upon instruction from the underlying mutual fund.  We and any affected policy owner may not have advance notice of such instructions from an underlying mutual fund to restrict or prohibit further purchases or exchange requests.  If an underlying mutual fund refuses to accept a purchase or exchange request submitted by us, we will keep any affected policy owner in their current underlying mutual fund allocation.

We may add new underlying mutual funds, or new share classes of currently available underlying mutual funds, that assess short-term trading fees.  In the case of new share class additions, your subsequent allocations may be limited to that new share class.  Short-term trading fees are a charge assessed by an underlying mutual fund when you transfer out of a Sub-Account within 60 days of the date of allocation to the Sub-Account.  The separate account will collect the short-term trading fees at the time of the transfer by reducing the amount transferred.  We will remit all such fees to the underlying mutual fund.

Fixed Account Portfolio Transfers

Prior to the policy’s Maturity Date, you may also make transfers involving the fixed account.  These transfers will be in dollars, and we reserve the right to limit their timing and amount, including that you may not request a transfer involving the fixed account before the end of the first year from the Policy Date.  Also, you may not make more than one transfer every 12 months.

On transfers to the fixed account, we may not permit you to transfer over 20% of the Cash Value allocated to the Sub-Account portfolios as of the close of business of the prior Valuation Period.  We reserve the right to refuse any transfer to the fixed account if the fixed account’s Cash Value comprises more than 30% of the policy’s Cash Value.

On transfers from the fixed account, we may not permit you to transfer over 20% of the Cash Value of the fixed account as of the end of the previous policy year (subject to state restrictions).

Modes To Make A Transfer

You can submit transfer requests in writing to our Home Office via first class U.S. mail. Our contact information is on the first page of this prospectus.  When we have received your transfer request we will process it at the end of the current Valuation Period.  This is when the Accumulation Unit value will be next determined.  We may also allow you to use other methods of communication, subject to limitations.

We will employ reasonable procedures to confirm that instructions are genuine, including:

•	requiring forms of personal identification before acting upon instructions;

•	providing you with written confirmation of completed transactions; and/or

•	tape recording telephone instructions.

If we follow these procedures, we will not be liable for any loss, damage, cost or expense from complying with what we reasonably believe to be genuine instructions.  Rather, you will bear the risk of loss.

Any computer system or telephone, whether it is yours, your service provider’s, your representative’s, or ours, can experience slowdowns or outages for a variety of reasons.  These slowdowns or outages may delay or prevent our ability to process your request.  Although we have taken precautions to help our system handle heavy usage, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request in writing.

The Policy

The policy is a legal contract between you and us.  Any change must be in writing, signed by our president and secretary, and attached to or endorsed on the policy.  You may exercise all policy rights and options while the Insured is alive.  You may also change the policy, but only in accordance with its terms.

Generally, the policy is available for an insured between the ages of 0-85 (although these ages may vary in your state).  It is nonparticipating, meaning we will not be contributing any operating profits or surplus earnings toward the Proceeds from the policy.  The policy will comprise and be evidenced by: a written contract; any Riders; any endorsements; Policy Data Pages; and the application, including any supplemental application.  The benefits described in the policy and this prospectus, including any optional riders or modifications in coverage, may be subject to our underwriting and approval.  We will consider the statements you make in the application as representations.  We will rely on them as being true and complete.  However, we will not void the policy or deny a claim unless a statement is a material misrepresentation.

In order to comply with the USA Patriot Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent policies described in this prospectus from being used to facilitate money laundering or the financing of terrorist act.

To the extent permitted by law, policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors (except as may be provided by assignment).

Policy Owner

The policy belongs to the owner named in the application.  You may also name a contingent policy owner.  A contingent owner will become the owner if the owner dies before any Proceeds become payable.  Otherwise, ownership will pass to the owner’s estate, if the owner is not the Insured.  To the extent permitted by law, policy benefits are not subject to any legal process for the payment of any claim, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).  You may name different owners or contingent owners (so long as the Insured is alive) by submitting your written request to us at our Home Office, which will become effective when signed, rather than the date on which we received it.  There may be adverse tax consequences.  For more information, see "Taxes," beginning on page 35.

The Beneficiaries

The principal right of a beneficiary is to receive Proceeds constituting the Death Benefit upon the Insured's death.  So long as the Insured is alive, you may: name more than one beneficiary; designate primary and contingent beneficiaries; change or add beneficiaries; and direct us to distribute Proceeds other than described below.

If a primary beneficiary dies before the Insured, we will pay the Death Benefit to the remaining primary beneficiaries.  We will pay multiple primary beneficiaries in equal shares.  A contingent beneficiary will become the primary beneficiary if all primary beneficiaries die before the Insured, and before any Proceeds become payable.  You may name more than one contingent beneficiary.  We will also pay multiple contingent beneficiaries in equal shares.  To change or add beneficiaries, you must submit your written request to us at our Home Office, which will become effective when signed, rather than the date on which we received it.  The change will not affect any payment we made, or action we took, before we recorded the change.

To Purchase

To purchase the policy, you must submit to us a completed application and an initial Premium payment.

We must receive evidence of insurability that satisfies our underwriting standards (this may require a medical examination) before we will issue a policy.  We can provide you with the details of our underwriting standards.  We reserve the right to reject any application for any reason permitted by law.  Additionally, we reserve the right to modify our underwriting standards on a prospective basis to newly issued policies at any time.

The minimum initial Specified Amount in most states is $50,000 for non-preferred policies.  For preferred policies, the minimum initial Specified Amount is $100,000.  The basic distinction between the non-preferred and preferred underwriting classifications is that we expect the Insured under a preferred policy to live longer.  We reserve the right to modify the minimum Specified Amount on a prospective basis to newly issued policies at any time.

Coverage

We will issue the policy only if the underwriting process has been completed, we have approved the application and the proposed Insured is alive and in the same condition of health as described in the application.  However, full insurance coverage will take effect only after you have paid the minimum initial Premium.  We begin to deduct monthly charges from your policy Cash Value on the Policy Date.

Coverage Effective Date

Insurance coverage will begin and be In Force on the Policy Date shown on the Policy Data Page.  For a change in the Specified Amount, the effective date will be on the next monthly anniversary from the Policy Date after we have approved your request.  It will end upon the Insured's death, once we begin to pay the Proceeds, or when the policy matures.  It could end if the policy were to Lapse.

Temporary Insurance Coverage

Temporary insurance coverage, equal to the Specified Amount up to $1,000,000, may be available for no charge before full insurance coverage takes effect.  You must submit a temporary insurance agreement and make an initial Premium payment.  The amount of the initial Premium will depend on the initial Specified Amount, and your choice of Death Benefit option and any Riders, for purposes of the policy.  During this time, we will deposit your initial Premium payment into an interest bearing checking account.  Temporary insurance coverage will remain In Force for no more than 60 days from the date of the temporary insurance agreement.  Before then, temporary insurance coverage will terminate on the date full insurance coverage takes effect, or five days from the date we mail a termination notice (accompanied by a refund equal to the Premium payment you submitted).  If we issue the policy, what we do with the Net Premium depends on the right to examine law of the state in which you live.

To Cancel (Examination Right)

For a limited time, you may cancel the policy and receive a refund.  You may cancel your policy during the free look period.  The free look period expires ten days after you receive the policy or longer if required by state law.  If you decide to cancel during the free look period, return the policy to the sales representative who sold it, or to us at our Home Office, along with your written cancellation request. Your written request must be received, if returned by means other than U.S. mail, or post-marked, if returned by U.S. mail, by the last day of the free look period.  When you cancel the policy during your free look period, the amount we refund will be Cash Value or, in certain states, the greater of the initial Premium payment or the policy's Cash Value.  If we do not receive your policy at our Home Office on the close of business on the date the free-look period expires, you will not be allowed to cancel your policy free of charge.  Within 7 days, we will refund the amount prescribed by law.  If the policy is canceled, we will treat the policy as if it was never issued.

To Change Coverage

After the first year from the Policy Date, you may request to change the Specified Amount; however, no change will take effect unless the new Cash Surrender Value would be sufficient to keep the policy In Force for at least three months.  Changes to the Specified Amount will alter the Death Benefit.  For more information, see "Changes In The Death Benefit Option," beginning on page 30.

You may request to increase the Specified Amount, by at least $10,000, which will increase the Net Amount At Risk.  Because the cost of insurance charge is based on the Net Amount At Risk, and because there will be a separate cost of insurance rate for the increase, this will also cause the policy's cost of insurance charge to increase.  As a result, there will be a corresponding increase in the periodic charges we deduct from the policy's Cash Value.  Also, an increase in the Specified Amount may cause an increase to the amount of your subsequent Premium payments and the likelihood that the entire policy is at risk of lapsing sooner.  For more information, see "Lapse," beginning on page 34.

You may request to decrease the Specified Amount.  We first apply decreases to the amount of insurance coverage as a result of any prior Specified Amount increases, starting with the most recent.  Then we will decrease the initial Specified Amount.  We will deny a request, however, to reduce the amount of your coverage below the minimum initial Specified Amount.  For more information, see "To Purchase," beginning on page 15.  Also, we will deny a request that would disqualify the policy as a contract for life insurance.  For more information, see "The Minimum Required Death Benefit," beginning on page 29.

To change the Specified Amount, you must submit your written request to us at our Home Office.  You must provide us with evidence of insurability that satisfies our underwriting standards. The Insured must be 85 or younger.  Changes will become effective on the next monthly anniversary from the Policy Date after we approve the request.  We reserve the right to limit the number of changes to one each year from the Policy Date.

To Exchange

You have an exchange right under the policy.  At any time within the first 24 months of coverage from the Policy Date, you may surrender this policy and use the Cash Surrender Value to purchase a new policy on the Insured’s life without evidence of insurability.  Afterwards, you may also surrender the policy after the first 24 months and use the Cash Surrender Value to purchase a new policy on the same Insured’s life, but subject to evidence of insurability that satisfies our underwriting standards.

The new policy may be one of our available flexible premium adjustable life insurance policies.  It may not have a greater Death Benefit than that of this policy immediately prior to the exchange date.  It will have the same Specified Amount, Policy Date, and issue age.  We will base Premiums on our rates in effect for the same sex, Attained Age and premium class of the Insured on the exchange date.  You may transfer Indebtedness to the new policy, subject to the minimum and maximum loan amounts of the new policy.

You must make your request on our official forms to the Home Office.  The policy must be In Force and not in a Grace Period.  You must pay a surrender charge.  For more information, see “In Summary: Fee Tables,” beginning on page 5.  The exchange may have tax consequences.  For more information, see “Exchanging The Policy For Another Life Insurance Policy,” beginning on page 38.  The new policy will take effect on the exchange date only if the Insured is alive.  This policy will terminate when the new policy takes effect.

To Terminate (Surrender)

You have the right to terminate (surrender) the policy.  Or you may surrender the policy for its Cash Surrender Value.  The policy will automatically terminate when the Insured dies, the policy matures, or the Grace Period ends.  For more information, see “Surrender,” beginning on page 30.

Generally, if the policy has a Cash Surrender Value in excess of the Premiums you have paid, the excess upon surrender will be included in your income for federal tax purposes.  For more information, see “Surrendering The Policy,” beginning on page 37.  The Cash Surrender Value will be reduced by the outstanding amount of a policy loan.  For more information, see “Policy Loans,” beginning on page 33.

To Assign

You may assign any rights under the policy while the Insured is alive.  If you do, your beneficiary’s interest will be subject to the person(s) to whom you have assigned rights.  Your assignment must be in writing, and it must be recorded at our Home Office before it will become effective.  Your assignment will be subject to any outstanding policy loans.  For more information, see “Policy Loans,” beginning on page 33.

Proceeds Upon Maturity

If the policy is In Force on the Maturity Date, we will pay you the Proceeds.

Normally, we will pay the Proceeds within seven days after we receive your written request at our Home Office.  The payment will be postponed, however, when: the New York Stock Exchange is closed; the SEC restricts trading or declares an emergency; the SEC permits us to defer it for the protection of our policy owners; or the Proceeds are to be paid from the fixed account.  The Proceeds will equal the policy’s Cash Value minus any Indebtedness.  After we pay the Proceeds, the policy is terminated.

We may offer to extend the Maturity Date to coincide with the Insured’s death, after which we will pay the Proceeds to your beneficiary.  During this time, you will still be able to request partial surrenders, and you will still have in effect the long-term care Rider (though you will not be charged for it), the termination of benefits under which will coincide with the policy’s extended Maturity Date (unless you decide otherwise).

The Maturity Date extension will either be for the policy value (as defined below), or for the Specified Amount (subject to the law of the state in which you lived at the time you purchased the policy).  It is your choice, and, in any event, your policy will be endorsed so that:

•	no changes to the amount of the Specified Amount will be allowed;

•	no additional Premium payments will be allowed;

•	no additional periodic charges will be deducted;

•	100% of policy value will be transferred to the policy’s fixed account;

•	to extend for the Cash Value, your policy’s Death Benefit will become the Cash Value, irrespective of your previous Death Benefit option choice; or

•
to extend for the Specified Amount, the Specified Amount will be adjusted to what it was when the Insured reached Attained Age 70, but excluding any coverage provided by the Additional Protection Rider and subject to any partial surrenders, which will affect the Specified Amount of a policy with Death Benefit Option One based on the Insured’s Attained Age at the time the request for a partial surrender is made.  While the Insured is between the Attained Ages of 71 and 90, a partial surrender will decrease the Specified Amount proportionately.  If the Insured is Attained Age 91, a partial surrender will reduce the Proceeds by an amount proportionate to the ratio of the partial surrender to the Cash Value prior to the partial surrender.  Notwithstanding, the Proceeds will be the greater of the policy’s Specified Amount or Cash Value, unless you have invoked the Policy Guard Rider, in which case the Proceeds may be reduced.

The Maturity Date will not be extended, however, beyond when the policy would fail the definition of life insurance under the Code.  For more information, see “The Payout Options,” beginning on page 31, and “The Death Benefit,” beginning on page 29.

Reminders, Reports And Illustrations

On request, we will send you scheduled Premium payment reminders and transaction confirmations.  We will also send you semi-annual and annual reports that show:

•	the Specified Amount

•	the current Cash Value

•	minimum monthly Premiums

•	the Cash Surrender Value

•	Premiums paid

•	outstanding Indebtedness

•	all charges since the last report

You may receive information faster from us and reduce the amount of mail you receive by signing up for our eDelivery program.  We will notify you by e-mail when important documents, like statements and prospectuses, are ready for you to view, print, or download from our secure server.  If you would like to choose this option, go to www.waddell.com.

We will send these reminders and reports to the address you provide on the application, or to another you may specify.

At any time after the first policy year, you may ask for an illustration of future benefits and values under the policy.  While we do not at present, we may charge if you ask for more than one illustration per year from the Policy Date.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

When multiple copies of the same disclosure document(s), such as prospectuses, supplements, proxy statements and semi-annual and annual reports are required to be mailed to your household, we will mail only one copy of each document, unless notified otherwise by you.  Household delivery will continue for the life of the contracts.  Please call 1-866-223-0303 to resume regular delivery.  Please allow 30 days for regular delivery to resume.

Errors Or Misstatements

If you make an error or misstatement in completing the application, then we will adjust the Death Benefit and Cash Value accordingly.

To determine the adjusted Death Benefit, we will multiply the Net Amount At Risk at the time of the Insured’s death by the ratio of the monthly cost of insurance applied at the true age and sex in the policy month of death and the monthly cost of insurance that should have been applied at the true age and sex in the policy month of death.  We will then add this adjusted amount that reflects the true age and sex of the Insured to the Cash Value of the policy at the Insured’s death.  The Cash Value will also be adjusted to reflect the cost of insurance charges based on the Insured’s correct age and sex from the Policy Date.

Incontestability

We will not contest payment of the Death Benefit based on the initial Specified Amount after the policy has been In Force during the Insured’s lifetime for two years from the Policy Date.  For any change in Specified Amount requiring evidence of insurability, we will not contest payment of the Death Benefit based on such an increase after it has been In Force during the Insured’s lifetime for two years from its effective date.

If We Modify The Policy

Any modification (or waiver) of our rights or requirements under the policy must be in writing and signed by our president or corporate secretary.  No agent may bind us by making any promise not contained in the policy.

We may modify the policy, our operations, or the separate account’s operations to meet the requirements of any law (or regulation issued by a government agency) to which the policy, our company, or the separate account is subject.  We may modify the policy to assure that it continues to qualify as a life insurance contract under the federal tax laws.  We will notify you of all modifications, and we will make appropriate endorsements to the policy.

Riders

Riders are available for you to purchase to design the policy to meet your specific needs.  You may purchase any of them (except for both the Premium Waiver and Deduction Waiver Riders, simultaneously).  None have a Cash Surrender Value.  Once the policy is In Force, to add a Rider, we may require further evidence of insurability.  Availability will vary by state.  You will be charged for a Rider: so long as the policy remains In Force and the Rider’s term has not expired; until we have paid the benefit; or you decide you no longer need the benefit and let us know in writing at our Home Office.  For more information on the costs of the Riders, see "In Summary: Fee Tables," beginning on page 5, and "Charges," beginning on page 23.

Children’s Insurance Rider

You may purchase term life insurance on any of the Insured's children at any time.  Before an expiration date, the policy pays a benefit to the named beneficiary upon the insured's child’s death.  As long as the policy is In Force, the insurance coverage for each child will continue until the earlier of: 1) the anniversary of the policy on or after the date that the child turns age 22; or 2) the anniversary of the policy on or after the date that the Insured turns age 65.

Subject to certain conditions specified in the Rider, the Rider may be converted into a policy on the life of the insured child without evidence of insurability.  You will be charged for this Rider: so long as the policy remains In Force and the Rider’s term has not expired; until we have paid the benefit; or you decide you no longer need the benefit and let us know in writing at our Home Office.  Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on the Cash Value.  Otherwise, the benefit of this Rider and the Death Benefit are independent of one another.

Long-term Care Rider

This Rider is available to purchase at any time, but if you purchase it after issue, we will require evidence of insurability.  Upon meeting the eligibility requirements, the Insured is paid a monthly benefit after 90 days of being confined to a care facility (other than a hospital) or provided personal assistance at home while under a physician's care for 90 days.  The benefit may not cover all your prospective long-term care costs.  The benefit may not cover your retrospective long-term care costs.  The benefits paid under the Rider are intended to be "qualified long-term care insurance" under federal tax law, and, generally, the benefits may not be taxable to the payee.  See your tax adviser about the use of this Rider in your situation.  The benefit will end if you invoke the Policy Guard Rider.  You will be charged for this Rider: so long as the policy remains In Force through maturity; until we have paid the benefit; until you invoke the Policy Guard Rider; or until you decide you no longer need the benefit and let us know in writing at our Home Office.  Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.  Also, the benefits paid under this Rider will reduce the Cash Surrender Value if you were to surrender the policy while the Insured is alive.  More importantly, though, the benefits paid under this Rider will impact your policy's Death Benefit.  The Proceeds payable upon the Insured's death will be adjusted to account for the benefits paid under this Rider.  There is a free look period for this Rider.  Within 30 days of receipt, you may return this Rider to the sales representative who sold it to you, or to us at our Home Office, and we will void this Rider and refund the related charges.

Spousal Life Insurance Rider

You may purchase this Rider at any time.  The benefit is a death benefit payable to the beneficiary you designate upon the Insured’s spouse’s death; otherwise, the benefit is payable to the Insured.  You may designate a different beneficiary than the primary beneficiary designated under the policy.  The benefit continues until the anniversary of the Rider on or next following the year in which the Insured's spouse turns age 70, you invoke the Policy Guard Rider, or the policy matures, whichever is earlier.  You will be charged for this Rider: so long as the policy remains In Force and the Rider’s term has not expired; until we have paid the benefit; until you invoke the Policy Guard Rider; or you decide you no longer need the benefit and let us know in writing at our Home Office.  Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.  Otherwise, the benefit of this Rider and the Death Benefit are independent of one another.  This Rider has a conversion right. The Insured's spouse may exchange this Rider's benefit for a level premium, level benefit plan of whole life insurance, subject to limitations.

Accidental Death Benefit Rider

You may purchase this Rider at any time.  The Rider pays a benefit, in addition to the Death Benefit, to the named beneficiary upon the Insured’s accidental death.  The benefit continues until the Insured reaches Attained Age 70.  You will be charged for this Rider: so long as the policy remains In Force and the Rider’s term has not expired; until we have paid the benefit or you decide you no longer need the benefit and let us know in writing at our Home Office.  Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.  Otherwise, the benefit of this Rider and the Death Benefit are independent of one another.

Premium Waiver Rider

You may purchase this Rider at any time, but you may not purchase both this Rider and the Deduction (of fees and expenses) Waiver Rider.  The benefit is a monthly credit to the policy upon the Insured’s total disability for six consecutive months.  The amount is the lesser of:

•	the Premium you specified, or

•	the average actual Premiums you paid over the thirty-six months before the total disability.

However, the monthly credit may not be enough to allow you to rely on this Rider alone.  While the benefit is payable, you may also need to pay additional Premium to keep your policy from Lapsing.  Notwithstanding, purchasing this Rider could help to preserve the Death Benefit.

The benefit continues until the Insured turns age 65, or for an Insured who is age 63 or older, for two years after the total disability.  You will be charged for this Rider so long as the policy remains In Force and the Rider’s term has not expired unless we are paying a benefit under the Rider or you decide you no longer need the benefit and let us know in writing at our Home Office.

Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.  The benefit payable under this Rider appears to be the same as the benefit payable under the Deduction (of fees and expenses) Waiver Rider during the first three years from the Policy Date.  However, there are two distinctions.  If the benefit under the Deduction (of fees and expenses) Waiver Rider becomes payable during the first three years from the Policy Date, the monthly credit will be sufficient to keep the policy from Lapsing.  Thereafter, or if the benefit becomes payable after three years from the Policy Date, the benefit will be the waiver of your policy's charges on a monthly basis.

Change Of Insured Rider

You may elect this Rider for no charge at any time.  You may change the Insured for a new Insured, subject to insurability and other conditions.  The costs and benefits under the policy after the change will be based on, and could change with, the underwriting classification and characteristics of the new Insured, but this Rider's benefit will have no impact on the policy's Death Benefit.

Additional (insurance) Protection Rider

The benefit associated with the Additional (insurance) Protection Rider is term life insurance on the Insured, in addition to the Death Benefit, payable to the beneficiary upon the Insured’s death.

You may purchase this Rider at any time while the policy is In Force until the Insured reaches age 85.  The Rider benefit amount may vary monthly and is based on the chosen Death Benefit.  You may renew coverage annually until the Insured reaches Attained Age 100, when this Rider’s term expires.

Before deciding whether to purchase the Additional (insurance) Protection Rider it is important for you to know that when you purchase this Rider, the compensation received by your registered representative and his or her firm is less than when compared to purchasing insurance coverage under the base policy.  As a result of this compensation reduction, the charges assessed for the cost of insurance under this Rider will be lower for a significant period of time.  There are instances where the Additional (insurance) Protection Rider may require lower Premium to maintain the total death benefit over the life of the policy or may require increased Premium when compared to not purchasing the Rider at all.

There are also some distinct disadvantages to purchasing the Rider, such as not being able to extend the Maturity Date for coverage under the Rider (resulting in a loss of coverage at maturity).   Another disadvantage is the Rider only allows coverage under the Guaranteed Policy Continuation Provision for the first five policy years.  In comparison, the base policy in most instances allows longer coverage.  See the Guaranteed Policy Continuation Provision in the Lapse section of this prospectus.

If you have questions about whether the Rider is appropriate for you, please consult your registered representative for more specific information on this Rider and its potential benefits.  Your registered representative can answer your questions and provide you with illustrations demonstrating the impact of purchasing coverage under the Rider.

Because we deduct the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on the Cash Value.

Deduction (of fees and expenses) Waiver Rider

You may purchase this Rider at any time so long as the policy is In Force and it is before the Policy Date on or following when the Insured reaches age 65.  You may not purchase both this Rider and the Premium Waiver Rider.  If an Insured becomes disabled, as defined in this Rider, for six consecutive months within the first three years from the Policy Date, the benefit is a credit to your policy in an amount necessary to keep the policy In Force.  The benefit for subsequent years, however, is a waiver of your policy's monthly charges (excluding the cost of this Rider).  So, say two years and eight months after the Policy Date you become totally disabled for six consecutive months.  For the first four months, the benefit would be a credit equal to the amount necessary to keep the policy In Force.  After that, the Rider's benefit is a waiver of your policy's monthly charges.

After the first three years from the Policy Date, this Rider's benefit may not be enough to keep your policy from Lapsing without needing to pay additional Premium.

For how long the benefit lasts depends on the Insured's age when total disability begins.  Before age 60, the benefit continues for as long as the Insured is totally disabled (even if that disability extends past when the Insured reaches age 65).  Between ages 60 and 63, the benefit continues until the Insured turns age 65.  From age 63, the benefit lasts only for two years.  The benefit will end if you invoke the Policy Guard Rider.

Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.  For the first three years from the Policy Date, the benefit payable under this Rider appears to be the same as the benefit payable under the Premium Waiver Rider; however, the monthly credit will be sufficient to keep the policy from Lapsing.  If you choose this Rider, you may not also choose the Premium Waiver Rider.

Policy Guard Rider

The Policy Guard Rider prevents the policy from Lapsing due to Indebtedness by providing a guaranteed paid-up insurance benefit.  The Rider is dormant until specifically invoked by the policy owner, at which time the policy is assessed a one-time charge.  Invocation of the Rider enables the policy owner of a substantially depleted policy (due to outstanding loans) to avoid the negative tax consequences associated with lapsing a life insurance policy (consult a qualified tax advisor for more details).

The policy owner is eligible to invoke the Policy Guard Rider when outstanding Indebtedness reaches a certain percentage of the policy's Cash Value.  This percentage varies based on the Insured’s Attained Age.  The first time the policy's outstanding Indebtedness reaches the percentage that makes the policy eligible for invocation of the Rider, Nationwide will send a letter to the policy owner notifying them of the policy's eligibility to invoke the Rider.  The letter will also describe the Rider, its cost, and its guaranteed benefits.

In addition, the following conditions must be met in order to invoke the Rider:

•	the Insured is Attained Age 75 or older,

•	the policy has been In Force for at least 15 years,

•	the policy's Cash Value is at least $100,000,

•	at the time of policy issuance, you selected the guideline premium/cash value corridor tax test to qualify the policy for life insurance, and

•	based on our records of your premium payments, the entire cost basis of the policy (for tax purposes) has been withdrawn.

The policy owner need not invoke the Rider immediately upon notification of eligibility.  The Rider may be invoked at any time, provided that the above conditions are met and the policy remains In Force.

After Nationwide receives the policy owner's request to invoke the Rider, Nationwide will adjust the policy, as follows:

1.	If not already in effect, the Death Benefit option will be changed to Death Benefit Option One.

2.
The Specified Amount will be adjusted to equal the lesser of: (1) the Specified Amount immediately before you invoked the Rider, or (2) the Specified Amount that will cause the Death Benefit to equal the minimum required death benefit.

3.
Any non-loaned Cash Value (after deduction of the Policy Guard Rider charge) will be transferred to the Fixed Account, where it will earn the guaranteed fixed interest rate of the base policy (shown on the Policy Data Page).

After the above adjustments are made, the loan balance will continue to grow at the policy's loan charge rate, and the amount in the collateral loan account will continue to earn interest at the policy's loan crediting rate.  No policy charges will be assessed.  No further loans may be taken from the policy and no withdrawals may be taken from the policy (except for a full policy surrender).  Cash Value may not be transferred out of the Fixed Account.  Both the charges and benefits of the Long-term Care Rider, Spousal Life Insurance Rider, and Deduction (of fees and expenses) Waiver Rider will terminate.  The Death Benefit will be the lesser of the Specified Amount or the minimum required death benefit.  The policy will remain as described above for the duration of the policy.

Invocation of the Policy Guard Rider is irrevocable.

Premium

This policy does not require a scheduled payment of Premium to keep it In Force.  The policy will remain in effect as long as the conditions that cause the policy to Lapse do not exist.  Upon request, we will furnish Premium receipts.

Initial Premium

The amount of your initial Premium will depend on the initial Specified Amount of insurance, the Death Benefit option, and any Riders you select.  Generally, the higher the required initial Specified Amount, the higher the initial Premium will be.  Similarly, because Death Benefit Options Two and Three provide for a potentially greater Death Benefit than Death Benefit Option One, Death Benefit Options Two and Three may require a higher amount of initial Premium.  Also, the age, health, and activities of the Insured will affect our determination of the risk of issuing the policy.  In general, the greater this risk, the higher the initial Premium will be.

Whether we will issue full insurance coverage depends on the Insured meeting all underwriting requirements, you paying the initial Premium, and our delivery of the policy while the Insured is alive.  We will not delay delivery of the policy to increase the likelihood that the Insured is not still living.  Depending on the outcome of our underwriting process, more or less Premium may be necessary for us to issue the policy.  We also retain the right to not issue the policy, after which, if we exercise this right, we will return your payment within two business days thereafter.  The initial premium payment will not be applied to the policy until the underwriting process is complete.

You may pay the initial Premium to our Home Office or to our authorized representative.  The initial Premium payment must be at least $50.

Subsequent Premiums

You may make additional Premium payments at any time while the policy is In Force, subject to the following:

•	We may require satisfactory evidence of insurability before accepting any additional Premium payment that results in an increase in the policy’s Net Amount At Risk;

•
We will refund Premium payments that exceed the applicable premium limit established by the IRS to qualify the policy as a contract for life insurance.  As discussed in the “Taxes” section of this prospectus, additional Premium payments or other changes to the policy may jeopardize the policy’s non-modified endowment status.  We will monitor Premiums paid and other policy transactions and will notify you when the policy’s non-modified endowment contract status is in jeopardy; and

•
We may require that policy Indebtedness be repaid prior to accepting any additional Premium payments.  Some, but not all, of the situations when we might exercise this right include when interest rates are low, when your policy loans exceed 90% of value of the Sub-Account portfolio allocations, or when a Premium payment may alter the character of the policy for tax purposes.  For more information, see “Lapse,” beginning on page 34.  We will let you know ahead of time.

We will send scheduled premium payment reminder notices to you according to the premium payment method shown on the Policy Data Page.  If you decide to make a subsequent Premium payment, you must send it to our Home Office.  Each Premium payment must be at least $50.

Charges

Please read and consider the following, which we intend to be an amplification (but it may also be duplicative), in conjunction with the fee tables, and the accompanying footnotes, appearing earlier in the prospectus.  See "In Summary: Fee Tables," beginning on page 5.  Also, see the policy, including the Policy Data Page, and the Riders, for more information.

We will make deductions under the policy to compensate us for: the services and benefits we provide; the costs and expenses we incur; and the risks we assume.  Every time you make a Premium payment, we will charge against that Premium payment a Premium Load, which is composed of the sales load and premium taxes.  If we begin to charge for illustrations, you will be expected to pay the charge in cash at the time of your request.  We will not deduct this charge from your policy's Cash Value.  However, we will deduct all other charges from the policy’s Cash Value (rather than a Premium payment), except for mortality and expense risk and loan amount interest, in proportion to the balances of your Sub-Account portfolio, and the fixed account, allocations.  We will only deduct the mortality and expense risk charge from the Cash Value of the Sub-Account portfolios.  We will transfer the loan interest charge from your investment options to the loan account.  We take the monthly periodic charges in advance and we will not pro rate any monthly Rider charge should the Rider terminate before the beginning of the next month.

There are also operating charges associated with the Sub-Account portfolios.  While you will not pay them directly, they will affect the value of the assets in the Sub-Account portfolios.  On a daily basis, the manager of each mutual fund that comprises the policy’s available variable investment options deducts operating charges from that mutual fund’s assets before calculating the NAV.  (We use NAV to calculate the value of your corresponding Sub-Account portfolio allocation in Accumulation Units.)  More detail about these charges is contained in the prospectus for the mutual fund.

Sales Load

Currently, the sales load portion of the Premium Load charge is $5 per $1,000 of Premium and covers our sales expenses.  The guaranteed maximum sales load is $25 per $1,000 of Premium.

Premium Taxes

The premium taxes portion of the Premium Load charge is $35 per $1,000 of Premium and reimburses us for state and local premium taxes (at the estimated rate of 2.25%), and for federal premium taxes (at the estimated rate of 1.25%).  This amount is an estimated amount.  If the actual tax liability is more or less, we will not adjust the charge retroactively, so we may profit from it.

Surrender Charges

A surrender charge will apply if you surrender or lapse the policy.  A surrender charge may apply if you request to decrease the Specified Amount.  There are two components of the surrender charge meant to cover our policy underwriting (the underwriting component) and sales expenses (the sales component), including for: processing the application; conducting any medical exams; determining insurability (and the Insured’s underwriting class); and establishing policy records.  The surrender charge equals the underwriting component and 26.5% of the sales component.  We will deduct the surrender charge based on the following schedule:

During Policy Year	Percentage Of Initial Surrender Charge
1	100%
2	100%
3	90%
4	80%
5	70%
6	60%
7	50%
8	40%
9	30%
After 9	0

The underwriting component is the product of the Specified Amount, divided by 1,000, and the administrative target premium.  The administrative target premium is actuarially derived, and we use it to figure out how much to charge per Premium payment for underwriting expenses.  The administrative target premium varies by the Insured's age when the policy was issued.

The sales expense component is the lesser of the following two amounts.   The first amount is the product of the Specified Amount, divided by 1,000, and the surrender target premium.  The surrender target premium is actuarially derived, and we use it to figure out how much to charge per Premium payment for sales expenses.  The surrender target premium varies by the Insured's sex; age (when the policy was issued); and the underwriting class.  The second amount is the sum of all Premium payments you made during the first year from the Policy Date.

We will calculate a separate surrender charge based on the initial Specified Amount and each increase in the Specified Amount, which are, respectively, Specified Amount segments.  The surrender charge for each segment, when added together, will amount to your total surrender charge.  A surrender charge will also apply when the aggregate surrenders exceed 25% of a segment's Specified Amount.  We defer and accrue the charge on partial surrenders that do not exceed 25% of the segment's Specified Amount.  Once partial surrenders exceed 25%, we assess the current and accrued charge against your Cash Value.  In determining the 25% level, we use a last in-first out method, so that the latest segment reaches the 25% level first.  We reserve the right to change this practice and assess the surrender charge against all partial surrenders.  We will calculate the surrender charge for a decrease in the Specified Amount as if you surrendered the policy, though we will only deduct a portion of it from your policy's Cash Value.  The amount of surrender charge we deduct will be a product of the surrender charge and the decrease in Specified Amount divided by the Specified Amount before the decrease.

All things being equal, the surrender charge will be greater for a policy with: an older Insured; a male insured; a higher Specified Amount; more first year Premium; or a higher risk Insured.  If you change the Death Benefit option, and it does not change our Net Amount At Risk, we will not deduct a surrender charge.

We will waive the surrender charge if you elect to surrender your policy in exchange for a fixed life insurance policy offered by us.  We will not provide this waiver if you have elected any of the riders listed below:

•	Premium Waiver Rider;

•	Deduction (of fees and expenses) Waiver Rider; or

•	Long-term Care Rider

Partial Surrender Fee

You may request a partial surrender after the first year from the Policy Date while the policy is In Force, and we may charge a $25 partial surrender fee, of the lesser of $25 or 2% of the dollar amount of the partial surrender, to compensate us for the administrative costs in calculating and generating the surrender amount.  However, currently, there is no charge for a partial surrender.

Cost Of Insurance

The cost of insurance charge compensates us for underwriting insurance protection.  The cost of insurance charge is the product of the Net Amount At Risk and the cost of insurance rate.

We base the cost of insurance rates on our expectations as to future mortality and expense experience.  The cost of insurance rate will vary by: the Insured’s sex; age; underwriting class; any substandard ratings; for how long the policy has been In Force and the Specified Amount.  There will be a separate cost of insurance rate for the initial Specified Amount and any increases.  The cost of insurance rates will never be greater than those shown on the Policy Data Page.

We will uniformly apply a change in any cost of insurance rate for Insureds, of the same age, sex, underwriting class and any substandard ratings, on whom policies with the same Specified Amount have been In Force for the same length of time.  The change could increase your cost of insurance charge, which, accordingly, would decrease your policy’s Cash Value, and the converse is true, too.  In contrast, you could cause your cost of insurance charge to decrease with a request to reduce the Specified Amount that also reduces the Net Amount At Risk.

Mortality And Expense Risk

Though the maximum guaranteed mortality and expense risk charge is higher, currently, we deduct this charge monthly according to the following schedule.  During the first through fifteenth years from the Policy Date, the charge is $0.50 per $1,000 on the first $25,000 of Cash Value in the variable investment options, and $0.25 per $1,000 on $25,001 up to $250,000 of Cash Value in the variable investment options.  This charge is $0.08 per $1,000 of Cash Value in the variable investment options over $250,000.  This charge compensates us for assuming risks associated with mortality and expense costs, and we may profit from it.  The mortality risk is that the Insured does not live as long as expected.  The expense risk is that the costs of issuing and administering the policy are more than expected.

Administrative

Currently, we deduct $10 per month through the first year from the Policy Date, which is also the maximum guaranteed administrative charge.  Thereafter, we currently deduct $5 per month, and the maximum guaranteed administrative charge is $7.50 per month.  This charge reimburses us for the costs of maintaining the policy, including for accounting and record-keeping.

Policy Loan Interest

We will charge interest on the amount of an outstanding policy loan, at the rate of 3.9% per annum, which will have accrued daily and become due and payable at the end of the year from the Policy Date.  If left unpaid, we will add it to the loan amount.  As collateral or security for repayment, we will transfer an equal amount of Cash Value to the loan account, on which interest will accrue and be credited daily.  During years one through ten from the Policy Date,  current interest crediting rate is 3.0% (guaranteed minimum of 3.0%).  Thereafter, the current interest crediting rate is 3.9% per annum for all loans (guaranteed minimum of 3.65%).  Accordingly, your net cost for an ordinary loan during years one through ten from the Policy Date is 0.9% per annum currently.  Thereafter, there is no cost (a net cost of zero) for a loan currently.  For more information, see "Collateral and Interest," beginning on page 25.

Children’s Insurance Rider

The charge for this Rider is $0.43 per $1,000 of Specified Amount of the Rider.  This charge compensates us for providing term insurance on the life of each child of the Insured.  We will charge for the Rider so long as the policy is In Force and the Rider is in effect.  The cost will remain the same, even if you request to change the number of children covered under the Rider.  However, we may decline your request to add another child based on our underwriting standards.

Long-term Care Rider

This charge for this Rider compensates us for providing long-term care coverage once the Insured meets the eligibility requirements.  The charge is the product of the Net Amount At Risk of the Rider and a long-term care cost of insurance rate.  Because this Rider has no Cash Value, we define its Net Amount At Risk as the lesser of the Specified Amount of the Rider and the Net Amount At Risk of the policy.  We base the long-term care cost of insurance rate on our expectations as to your need for long-term care over time.  The long-term care cost of insurance rate will vary by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings.

Spousal Life Insurance Rider

This charge for this Rider compensates us for providing term insurance on the life of the Insured’s spouse.  The charge is the product of the Specified Amount of this Rider and the spousal life insurance cost of insurance rate.  We base the spousal life insurance cost of insurance rate on our expectations as to the mortality of the Insured's spouse.  The spousal life insurance cost of insurance rate will vary by: the spouse's sex; Attained Age; underwriting class; any substandard ratings; and Specified Amount of the Rider.

Accidental Death Benefit Rider

This charge for this Rider compensates us for providing coverage in the event of the Insured’s accidental death, meaning the Insured’s death as a result of bodily injury caused by external, violent and accidental means from a cause other than a risk not assumed.  The charge is the product of the Specified Amount of this Rider and the accidental death benefit cost of insurance rate.  We base the accidental death benefit cost of insurance rate on our expectations as to the likelihood of the Insured's accidental death.  The accidental death benefit cost of insurance rate will vary by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings.

Premium Waiver Rider

This charge for this Rider compensates us for crediting your policy the amount of scheduled due and payable Premium payments upon the Insured’s total disability for six consecutive months.  The benefit will amount to the lesser of the Premium you specified and the average actual Premiums you paid over the last 36 months before the total disability.  The charge is the product of the benefit of this Rider and the premium waiver cost rate.  We base the premium waiver cost rate on our expectations as to likelihood of the Insured's total disability for six consecutive months.  The premium waiver cost rate will vary by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings.  If you choose this Rider, you may not also choose the Deduction (of fees and expenses) Waiver Rider.

Additional (insurance) Protection Rider

This charge for this Rider compensates us for providing term life insurance on the Insured.  The monthly cost of insurance charge for this Rider is determined by multiplying the Rider monthly cost of insurance rate by the Rider Death Benefit.  The Rider Death Benefit is the Death Benefit option chosen by you.  We base the additional protection cost of insurance rate on our expectation as to the Insured's mortality.  The additional protection cost of insurance rate will vary by: the Insured's sex; Attained Age; underwriting class; any substandard ratings; and the total Specified Amount of the base plus the Specified Amount of the Additional (insurance) Protection Rider.

Deduction (of fees and expenses) Waiver Rider

This charge for this Rider compensates us for waiving monthly charges upon the Insured’s total disability, as defined in this Rider, for six consecutive months.  (However, during the first three years from the Policy Date, we will instead credit your policy with the minimum monthly Premium payment due during the Insured's total disability.)  The charge is the product of the amount of periodic charges deducted from the policy on a monthly basis (excluding the cost for this Rider) and the deduction waiver cost rate.  We base the deduction waiver cost rate on our expectations as to the likelihood of the Insured's total disability for six consecutive months.  The deduction waiver cost rate varies by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings.  If you choose this Rider, you may not also choose the Premium Waiver Rider.

Policy Guard Rider

We take a one-time charge at the time you invoke this Rider.  The charge is the product of the policy's Cash Value and an age-based factor shown in the Rider (based on the age of the Insured).  If the policy's non-loaned Cash Value is insufficient to pay the Rider's charge, you must make loan repayments sufficient to cover the Rider's charge.  The Rider's charge covers the administrative costs associated with the rider and compensates us for the risk of the Rider's guaranteed paid-up death benefit.  We may profit from the charge.

Reduction of Charges

In addition to sales to individuals, the policy may be purchased by corporations and other entities.  We may reduce or eliminate certain charges (sales load, surrender charge, monthly administrative charge, monthly cost of insurance charge, or other charges) where the size or nature of the group allows us to realize savings with respect to sales, underwriting, administrative or other costs.

We determine the eligibility and the amount of any reduction by examining a number of factors, including: the number of policies owned with different insureds; the total premium we expect to receive; total Cash Value of commonly owned policies; the nature of the relationship among individual insureds; the purpose for which the policies are being purchased; the length of time we expect the individual policies to be In Force; and any other circumstances which are rationally related to the expected reduction in expenses.

We may lower commissions to the selling broker-dealer and/or increase charge back of commissions paid for policies sold with reduced or eliminated charges.  If you have questions about whether your policy is eligible for reduction of any charges, please consult with your registered representative for more specific information.  Your registered representative can answer your questions and where appropriate can provide you with illustrations demonstrating the impact of any reduced charges for which you may be eligible.

We may change both the extent and the nature of the reductions.  We make the reductions in charges in a way not unfairly discriminatory to policy owners and reflects the differences in costs of services we provide.

Entities considering purchasing the policy should note that in 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex.  The policies are based upon actuarial tables which distinguish between men and women unless the purchaser is an entity and requests that we use sex non-distinct tables.  Thus the policies generally provide different benefits to men and women of the same age.  Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this policy.

A Note on Charges

During a policy's early years, the expenses we incur in distributing and establishing the policy exceed the deductions we take.  Nevertheless, we expect to make a profit over time because variable life insurance is intended to be a long-term financial investment.  Accordingly, we have designed the policy with features and investment options that we believe support and encourage long-term ownership.

We make many assumptions and account for many economic and financial factors when we establish the policy's fees and charges.  The following is a discussion of some of the factors that are relevant to the policy's pricing structure.

Distribution, Promotional, and Sales Expenses.  Distribution, promotional and sales expenses include amounts we pay to broker-dealer firms as commissions, expense allowances and marketing allowances.  We refer to these expenses collectively as "total compensation." The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales is 75% of first year target premiums and 3% of renewal premium after the first year.

We have the ability to customize the total compensation package of our broker-dealer firms.  We may vary the form of compensation paid or the amounts paid as commission, expense allowance or marketing allowance; however, the total compensation will not exceed the maximum (75% of first year target premiums and 3% of renewal premium after the first year).  Commission may also be paid as an asset-based amount instead of a premium based amount.  If an asset-based commission is paid, it will not exceed 0.25% of the non-loaned cash value per year.

The actual amount and/or forms of total compensation we pay depend on factors such as the level of premiums we receive from respective broker-dealer firms and the scope of services they provide.  Some broker-dealer firms may not receive maximum total compensation.

Individual registered representatives typically receive a portion of the commissions/total compensation we pay, depending on their arrangement with their broker-dealer firm.  If you would like to know the exact compensation arrangement associated with this product, you should consult your registered representative.

Information on Underlying Mutual Fund Payments

Our Relationship with the Underlying Mutual Funds.  The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares.  The separate account aggregates policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund daily.  The separate account (and not the policy owners) is the underlying mutual fund shareholder.  When the separate account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public.  We incur these expenses instead.

We also incur the distribution costs of selling the policy (as discussed above), which benefit the underlying mutual funds by providing policy owners with Sub-Account options that correspond to the underlying mutual funds.

An investment adviser or subadviser of an underlying mutual fund or its affiliates may provide us or our affiliates with wholesaling services that assist in the distribution of the policy and may pay us or our affiliates to participate in educational and/or marketing activities.  These activities may provide the adviser or subadviser (or their affiliates) with increased exposure to persons involved in the distribution of the policy.

Types of Payments We Receive.  In light of the above, the underlying mutual funds or their affiliates make certain payments to us or our affiliates.  The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the policies and other variable policies we and our affiliates issue, but in some cases may involve a flat fee.  These payments may be used by us for any corporate purpose, which include reducing the prices of the policies, paying expenses that we or our affiliates incur in promoting, marketing, and administering the policies and the underlying mutual funds, and achieving a profit.

We or our affiliates receive the following types of payments:

•	Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;

•	Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and

•
Payments by an underlying mutual fund’s adviser or subadviser (or its affiliates).  Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in underlying mutual fund charges.

Furthermore, we benefit from assets invested in our affiliated underlying mutual funds (i.e., Nationwide Variable Insurance Trust) because our affiliates also receive compensation from the underlying mutual funds for investment advisory, administrative, transfer agency, distribution, and/or other services.  Thus, we may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.

We took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the policies (apart from fees and expenses imposed by the underlying mutual funds).  Without these payments, we would have imposed higher charges under the policy.

Amount of Payments We Receive.  For the year ended December 31, 2007, the underlying mutual fund payments we and our affiliates received from the underlying mutual funds did not exceed 0.55% (as a percentage of the average daily net assets invested in the underlying mutual funds) offered through the policy or other variable policies that we and our affiliates issue.  Payments from investment advisers or subadvisers to participate in educational and/or marketing activities have not been taken into account in this percentage.

Most underlying mutual funds or their affiliates have agreed to make payments to us or our affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all.  Because the amount of the actual payments we or our affiliates receive depends on the assets of the underlying mutual funds attributable to the policy, we and our affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets).

For additional information related to the amount of payments Nationwide receives, go to www.nationwide.com.

Identification of Underlying Mutual Funds.  We may consider several criteria when identifying the underlying mutual funds, including some or all of the following:  investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses.  Another factor we consider during the identification process is whether the underlying mutual fund’s adviser or subadviser is one of our affiliates or whether the underlying mutual fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates.

There may be underlying mutual funds with lower fees, as well as other variable policies that offer underlying mutual funds with lower fees.  You should consider all of the fees and charges of the policy in relation to its features and benefits when making your decision to invest.  Please note that higher policy and underlying mutual fund fees and charges have a direct effect on your investment performance.

The Death Benefit

Calculation Of The Death Benefit Proceeds

We will calculate the Death Benefit and pay it to the beneficiary when we receive at our Home Office proof that the Insured has died, as well as other customary information.  We will not dispute the payment of the Death Benefit after the policy has been In Force for two years from the Policy Date.  The Death Benefit may be subject to an adjustment if you make an error or misstatement upon application, or if the Insured dies by suicide.

While the policy is In Force, the Death Benefit (exclusive of outstanding Indebtedness) will never be less than the Specified Amount. The Death Benefit will depend on which option you have chosen and the tax test you have elected, as discussed in greater detail below.  Also, the Death Benefit may vary with the Cash Value of the policy, which will depend on investment performance and take into account any insurance provided by Riders, as well as outstanding Indebtedness and any due and unpaid monthly deductions that accrued during a Grace Period.

Death Benefit Options

There are three Death Benefit options under the policy.  You may choose one.

If you do not choose one of the following Death Benefit options, we will assume that you intended to choose Death Benefit Option One.

Death Benefit Option One

The Death Benefit will be the greater of the Specified Amount or minimum required Death Benefit.

Death Benefit Option Two

The Death Benefit will be the greater of the Specified Amount plus the Cash Value as of the date of death, or the minimum required Death Benefit.

Death Benefit Option Three

The Death Benefit will be the greater of the Specified Amount plus the accumulated premium account (which consists of all Premium payments minus all partial surrenders to the date of death) or the minimum required Death Benefit.  The amount of the accumulated premium account will be based on the Option Three Interest Rate stated on the Policy Data Page, which will be no less than zero or more than the Option Three Maximum Increase also stated on the Policy Data Page.

For any Death Benefit option, the calculation of the minimum required Death Benefit is shown on the Policy Data Page.  Not all Death Benefit options are available in all states.

The Minimum Required Death Benefit

The policy has a minimum required Death Benefit.  The minimum required Death Benefit is the lowest Death Benefit that will qualify the policy as life insurance under Section 7702 of the Code.

The tax tests for life insurance generally require that the policy has a significant element of life insurance and not be primarily an investment vehicle.  At the time we issue the policy, you irrevocably elect one of the following tests to qualify the policy as life insurance under Section 7702 of the Code:

•	the cash value accumulation test; or

•	the guideline premium/cash value corridor test.

The cash value accumulation test determines the minimum required Death Benefit by multiplying the account value by a percentage determined by methodology set out in the federal tax regulations. The percentages depend upon the Insured's age, gender and underwriting classification.  Under the cash value accumulation test, there is no limit to the amount that may be paid in premiums as long as there is sufficient Death Benefit in relation to the account value at all times.

The guideline premium/cash value corridor test determines the minimum required Death Benefit by comparing the Death Benefit to an applicable percentage of the Cash Value.  These percentages are set out in the Code, but the percentage varies only by the attained age of the Insured.

Regardless of which test you elect, we will monitor compliance to assure that the policy meets the statutory definition of life insurance for federal tax purposes.  As a result, the Proceeds payable under a policy should be excludable from gross income of the beneficiary for federal income tax purposes.  Conversely, if in the unlikely event that the policy did not qualify as life insurance because your Death Benefit failed to amount to the minimum required Death Benefit, the Proceeds payable under the policy would be includable in the gross income of the beneficiary for federal income tax purposes.  Because of this adverse consequence, we may refuse additional Premium payments or return the gross Premium payments to you so that the policy continues to meet the Code's definition of life insurance.  For more information, see, "Periodic Withdrawals, Non-Periodic Withdrawals and Loans" beginning on page 36.

If you do not elect a test, we will assume that you intended to elect the guideline premium/cash value corridor test.

Changes In The Death Benefit Option

After the first policy year, you may elect to change the Death Benefit option under the policy from either Option One to Option Two, or from Option Two to Option One.  You may not change from or to Option Three.  We will permit only one change of Death Benefit option per policy year.  The effective date of a change will be the monthly anniversary date following the date we approve the change.

For any change in the Death Benefit option to become effective, the Cash Surrender Value after the change must be sufficient to keep the policy In Force for at least three months.

We will adjust the Specified Amount so that the Net Amount At Risk remains constant before and after the Death Benefit option change.  Because your Net Amount At Risk remains the same, changing the Death Benefit option by itself does not alter the policy’s cost of insurance. The policy’s charges going forward, however, will be based on a new Specified Amount that will change the calculation of those charges.  Depending on changes in factors such as fluctuations in policy's Cash Value, these charges may increase or decrease after the reduction.  Notwithstanding, we will refuse a Death Benefit option change that would reduce the Specified Amount to a level where the Premium you have already paid would exceed any premium limit under the tax tests for life insurance.

Where the policy owner has selected the guideline premium/cash value corridor test, a change in Death Benefit option will not be permitted if it results in the total Premiums paid exceeding the maximum premium limitations under Section 7702 of the Code.

Suicide

If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, we will pay no more than the sum of the Premiums paid, less any Indebtedness, and less any partial surrenders.  If the Insured dies by suicide, while sane or insane, within 2 years from the date we accept an application for an increase in the Specified Amount, we will pay no more than the Death Benefit associated with the initial Specified Amount, plus the cost of insurance charges associated with the increase in Specified Amount.

Surrenders

Full Surrender

You may surrender the policy for the Cash Surrender Value at any time while the Insured is alive.  We calculate the Cash Surrender Value based on the policy's Cash Value.  For more information, see "Cash Value" beginning on page 12.  To derive the Cash Surrender Value, we will deduct from the Cash Value Indebtedness and the surrender charge.  The effective date of surrender will coincide with the date on which we receive the policy and your written request at our Home Office.  We reserve the right to postpone payment of that portion of the Cash Surrender Value attributable to the fixed account for up to six months.

Partial Surrender

After the policy has been In Force for one year, you may request, in writing to our Home Office, a partial surrender of the policy’s Cash Surrender Value.  We may charge a $25 partial surrender fee.  Currently, however, there is no charge.  During the first ten policy years, the amount of a partial surrender cannot exceed 10% of the Cash Surrender Value as of the beginning of the policy year.  When a partial surrender is taken, we will reduce the Cash Value by the partial surrender amount.  We will also reduce the Specified Amount by the amount necessary to prevent an increase in the Net Amount at Risk.  However, the reduction to the Specified Amount will not be greater than the excess of the partial surrender amount over the preferred partial surrender amount. (A preferred partial surrender is a partial surrender that occurs before the 15th policy anniversary and does not exceed 10% of the Cash Surrender Value as of the beginning of the policy year.)  In any event, a partial surrender will reduce the Cash Value in each Sub-Account the same proportion as your current allocations, unless you instruct otherwise.

We reserve the right to limit partial surrenders to one per year from the Policy Date.  The minimum amount of any partial surrender request is $200.  A partial surrender cannot cause the total Specified Amount to be reduced below the minimum Specified Amount indicated on the Policy Data Page, and after any partial surrender, the policy must continue to qualify as life insurance under Section 7702 of the Code.  Partial surrenders may be subject to income tax penalties.  They could also cause your policy to become a "modified endowment contract" under the Code, which could change the income tax treatment of any distribution from the policy.  For more information, see "Periodic Withdrawals, Non-Periodic Withdrawals And Loans," beginning on page 36.

Reduction Of Specified Amount On A Partial Surrender

We will reduce the Cash Value of the policy by the amount of any partial surrender in the same proportion as how you have allocated Cash Value among the Sub-Accounts.  We will only reduce the Cash Value attributable to the fixed account when that of the Sub-Account is insufficient to cover the amount of the partial surrender.

When you take a partial surrender, we may reduce the Specified Amount to ensure that the Net Amount At Risk does not increase.  Because your Net Amount At Risk is the same before and after the reduction, a partial surrender by itself does not alter the policy’s cost of insurance.  The policy’s charges going forward will be based on a new Specified Amount that will change the calculation of those charges.  Depending on changes in variables such as the Cash Value, these charges may increase or decrease after the reduction in Specified Amount.  However, we will not reduce the Specified Amount when you take a preferred partial surrender.  We consider a partial surrender as preferred that you request before the fifteenth year from the Policy Date, the maximum aggregate annual amount of which is no more than 10% of the policy's Cash Surrender Value as of the beginning of that year.

Any reduction we make to the Specified Amount will be made in the following order:

•	against the most recent increase in the Specified Amount;

•	against the next most recent increases in the Specified Amount in succession; and

•	against the Specified Amount under the original application.

While we reserve the right to deduct a partial surrender fee of up to $25, we currently deduct none.  We deduct a surrender charge on certain partial surrenders.  For more information, see "Surrender Charges," beginning on page 24.  Partial surrenders may be subject to income tax penalties.  They could also cause your policy to become a "modified endowment contract" under the Code, which would change the income tax treatment of any distributions from the policy.  For more information, see "Periodic Withdrawals, Non-Periodic Withdrawals And Loans" beginning on page 36.

The Payout Options

You have a number of options of receiving Proceeds, besides in a lump sum, which you may elect upon application.  You may elect one or a combination of options.  We will pay the Proceeds from our general account.  If you do not make an election, when the Insured dies, the beneficiary may do so.  If the beneficiary does not make an election, we will pay the Proceeds in a lump sum.  Normally, we will make the lump sum payment within seven days after we receive your written request at our Home Office.  We will postpone any payment of Proceeds, however, on the days we are unable to price Sub-Account Units.  For more information, see "Valuation of Accumulation Units” beginning on page 11.  To elect more than one payout option, you must apportion at least $2,000 per option, which would amount to a payment, at specified intervals, of at least $20.  At any time before Proceeds become payable, you may request to change your payout option in writing to our Home Office.  Changing the beneficiary of the policy will revoke the payout options in effect at that time.  Proceeds are neither assignable nor subject to claims of creditors or legal process.

Please note that for the remainder of The Payout Options section, "you" means the person we are obligated to pay.

Interest Income

You keep the Proceeds with us to earn interest at a specified rate.  The interest can be paid at the end of 12-, six-, three- or one-month intervals or left to accumulate.  You may withdraw any outstanding balance by making a written request of us at our Home Office.  We will pay interest on the outstanding balance at a rate of at least 2.5% per year.  We will determine annually if we will pay any interest in excess of 2.5%.  Upon your death, we will pay any outstanding balance to your estate.

Income For A Fixed Period

You keep the Proceeds with us, but are paid at specified intervals over a number of years (no more than 30).  Each payment will consist of a portion of the Proceeds plus interest at a stated rate.  The Proceeds can be paid at the beginning of 12-, six-, three- or one-month intervals.  You may withdraw any outstanding balance by making a written request of us at our Home Office.  We will pay interest at an annually determined rate of at least 2.5% per annum, compounded annually.  We will determine annually if we will pay any interest in excess of 2.5%.  Upon your death, we will pay any outstanding balance to your estate.

Life Income With Payments Guaranteed

We pay you the Proceeds at specified intervals for a guaranteed period (10, 15 or 20 years), and, then, for the rest of your life, if you have outlived the guaranteed period.  The Proceeds can be paid at the beginning of 12-, six-, three- or one-month intervals.  During the guaranteed period, we will pay interest on the outstanding balance at a rate of at least 2.5% per annum, compounded annually.  We will determine annually if we will pay any interest in excess of 2.5%.  As the payments are based on your lifetime, you cannot withdraw any amount you designate to this option after payments begin.  If you die before the guaranteed period has elapsed, we will make the remaining payments to your estate.  If you die after the guaranteed period has elapsed, we will make no payments to your estate.

Fixed Income For Varying Periods

You keep the Proceeds with us, but are paid a fixed amount at specified intervals until principal and interest have been exhausted.  The total amount payable each year may not be less than 5% of the original Proceeds.  The Proceeds can be paid at the beginning of 12-, six-, three- or one-month intervals.  You may withdraw any outstanding balance by making a written request of us at our Home Office.  We will pay interest on the outstanding balance at a rate of at least 2.5% per annum, compounded annually.  We will determine annually if we will pay any interest in excess of 2.5%.  Upon your death, we will pay any outstanding balance to your estate.

Joint And Survivor Life

We pay you the Proceeds in equal payments at specified intervals for the life of the last surviving payee.  The Proceeds can be paid at the beginning of 12-, six-, three- or one-month intervals.  As the payments are based on the lifetimes of the payees, you cannot withdraw any amount you designate to this option after payments begin.  Also, payments will cease upon the death of the last surviving payee.  We will make no payments to the last surviving payee's estate.

Alternate Life Income

We use the Proceeds to purchase an annuity with the payee as annuitant.  The amount payable will be 102% of our current individual immediate annuity purchase rate on the date of the Insured's death, the Maturity Date, or the date the policy is surrendered, as applicable.  The Proceeds can be paid at the end of 12-, six-, three- or one-month intervals.  As the payments are based on your lifetime, you cannot withdraw any amount you designate to this option after payments begin.  Also, payments will cease upon your death.  We will make no payments to your estate.

Policy Owner Services

Dollar Cost Averaging

You may elect to participate in a dollar cost averaging program.  Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations, which will promote a more stable Cash Value and Death Benefit over time.  The strategy spreads the allocation of your Premium among the Sub-Account portfolios and the fixed investment option over a period of time to allow you to potentially reduce the risk of investing most of your Premium into the Sub-Accounts at a time when prices are high.  There is no charge for dollar cost averaging and it does not count as a transfer event.  For more information, see “Modes To Make A Transfer,” beginning on page 14.

On a monthly basis (or another frequency we may permit), a specified dollar amount of your Premium is systematically and automatically transferred from the fixed account to a Sub-Account portfolio.  You may also have Premium transferred from the W& R Target Funds, Inc. – Money Market Portfolio.

We will continue to process transfers until there is no more value left in the fixed account or the originating mutual fund(s).  You may also instruct us in writing to stop the transfers.  If you have Premium transferred from the fixed account, the amount must be no more than 1/30th of the fixed account value at the time you elect to participate in the program.  You may elect to participate in the dollar cost averaging program at the time of application or at a later date by submitting an election form.  An election to participate in the program that is submitted after application will be effective on the date provided on the election form or, if the date provided has passed upon our receipt of your submitted election form participation will be effective at the beginning of the next policy month.

A dollar cost averaging program may not be available in all states.  We do not assure the success of these strategies; success depends on market trends.  We cannot guarantee that dollar cost averaging will result in a profit or protect against loss.  You should carefully consider your financial ability to continue these programs over a long enough period of time to purchase Accumulation Units when their value is low, as well as when it is high.  We may modify, suspend or discontinue these programs at any time.  We will notify you in writing 30 days before we do so.

Asset Rebalancing

You may elect to set up asset rebalancing.  To do so, you must complete the Asset Rebalancing Program Form and submit it to our Home Office.  (You will use the same form to change your investment allocation choices, or terminate asset rebalancing, too.)  Thereafter, automatically, on a periodic basis, the Cash Value of your chosen Sub-Account portfolios (up to 20), having fluctuated with Investment Experience, will be rebalanced in proportion to your investment allocation choices.  There is no charge for asset rebalancing and it does not count as a transfer event.  For more information, see “Modes To Make A Transfer,” beginning on page 14.  You can schedule asset rebalancing to occur every three, six, or twelve months on days when we price Accumulation Units.  For more information, see “Valuation of Accumulation Units,” beginning on page 14.

Unless you elect otherwise, asset rebalancing will not affect the allocation of Net Premiums you pay after beginning the program.  Manual transfers will not automatically terminate the program.  Termination of Asset Rebalancing program will only occur as a result of your specific instruction to do so.  We reserve the right to modify, suspend or discontinue asset rebalancing at any time.

Policy Loans

After the expiration of the free-look period and while the policy is In Force, you may take an advance of money from the Cash Value otherwise only available upon surrender or maturity, or upon payment of the Death Benefit.  We call this advance a policy loan.  You must make your request in writing at our Home Office.  You may increase your risk of Lapse if you take a policy loan.  There also may be adverse tax consequences.  You should obtain competent tax advice before you decide to take a policy loan.

Loan Amount And Interest

The minimum policy loan you may take is $200.  You may take no more than the maximum loan value.  The maximum loan value is based on your Cash Surrender Value less 10% of your Cash Value allocated to the Sub-Accounts.  For more information, see "Full Surrender," beginning on page 30.  We charge interest, at the maximum guaranteed rate of 3.9% per annum, on the amount of an outstanding loan, which will accrue daily and be payable at the end of each policy year, or at the time of a new loan, a loan repayment, the Insured’s death, a policy lapse, or a full surrender.  If left unpaid, we will add the interest to the loan amount.

Collateral And Interest

As collateral or security, we will transfer a corresponding amount of Cash Value from each Sub-Account to the loan account in the same proportion as your Sub-Account allocations, unless you instruct otherwise.  You may request that we transfer this amount from specific Sub-Account portfolios. We will only make a transfer from the fixed investment option if the loan amount exceeds 90% of the Cash Value you have allocated to Sub-Account portfolios.  On this amount, we will credit interest daily based on the current rate in effect, which will not be less than the guaranteed interest crediting rates shown on the Policy Data Page.  We may credit interest in excess of the guaranteed interest crediting rate.  Currently, the interest crediting rate is 3.0% per annum during years one through ten from the Policy Date, and 3.9% per annum thereafter.

Repayment

You may repay all or part of a policy loan at any time while your policy is In Force during the Insured’s lifetime.  The minimum repayment is $50.  Interest on the loan amount will be due and payable at the end of each year, or at the time of a new loan, a loan repayment, the Insured’s death, a policy lapse, or a full surrender.  If left unpaid, we will add it to the loan amount by transferring a corresponding amount of Cash Value from each Sub-Account to the loan account in the same proportion as your Sub-Account allocations.  While your policy loan is outstanding, we will continue to treat any payments that you make as a Premium payment, unless you instruct otherwise.  Similarly, we will apply a loan repayment in the same proportion as your current Sub-Account allocations, unless you instruct otherwise.

Net Effect of Policy Loans

We will charge interest on the loan amount at the same time as the collateral amount will be credited interest.  In effect, we will net the loan amount interest rate against the interest crediting rate, so that your actual cost of a policy loan will be less than the loan amount interest rate.  For more information, see "In Summary: Fee Tables," in particular, the endnotes, beginning on page 5.  The amount transferred to the loan account is part of our General Account and will not be affected by the investment experience of the Sub-Accounts. The loan account is credited interest at a different rate than the fixed investment options.  Whether repaid, a policy loan will affect the policy, the net Cash Surrender Value and the Death Benefit.  If your total Indebtedness ever exceeds the policy's Cash Value, your policy may Lapse.  Repaying a policy loan will cause the Death Benefit and net Cash Surrender Value to increase accordingly.

Lapse

The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly deduction of the periodic charges.  However, it will not Lapse under the guaranteed policy continuation provision so long as you have at least paid the Policy Continuation Premium Amount, irrespective of poor investment results from your Net Premium allocation choices, or that the Cash Surrender Value is less than the amount of the policy's periodic charges deduction (or both).  Subject to its conditions, you may also invoke the Policy Guard Rider to prevent the policy from Lapsing due to Indebtedness.  For more information, see "Policy Guard Rider" beginning on page 22.  In any event, there is a Grace Period before your policy will Lapse.  Also, you may reinstate a policy that has Lapsed, subject to conditions.

Guaranteed Policy Continuation Provision

The policy will not Lapse if you have at least paid the Policy Continuation Premium Amount during the guaranteed policy continuation period, as stated on the Policy Data Page.  The Policy Continuation Premium Amount will vary by: the Insured's age; sex; underwriting class; any substandard ratings; the Specified Amount; including increases; and the Riders purchased.  The Policy Continuation Premium Amount will not account, however, for any subsequent increases in the Specified Amount, policy loans or partial surrenders.  For no charge, you may request that we determine whether your Premium payments, less policy loans and partial surrenders, are sufficient to keep the guaranteed policy continuation provision in effect at any time, and you should do so especially after you have: requested an increase in the Specified Amount; taken a policy loan; or requested a partial surrender.

The guaranteed policy continuation period will begin when we issue the policy and continue for the lesser of 30 policy years or the number of policy years until the Insured reaches Attained Age 65.  For policies issued to ages greater than 55, the guaranteed policy continuation period is 10 policy years.  When the guaranteed policy continuation period ends, if the Cash Surrender Value remains insufficient to cover the monthly deductions of periodic charges, the policy is at risk of Lapsing, and a Grace Period will begin.  The guaranteed policy continuation provision is subject to state insurance restrictions and may be different in your state and for your policy.  There is no charge for the guaranteed policy continuation provision.

Grace Period

We will send you a notice when the Grace Period begins.  The notice will state an amount of Premium required to avoid Lapse that is equal to four times the current monthly deductions or, if it is less, the Premium that will bring the guaranteed policy continuation provision back into effect.  If you do not pay this Premium within 61 days, the policy and all Riders will Lapse.  The Grace Period will not alter the operation of the policy or the payment of Proceeds.

Reinstatement

You may reinstate a Lapsed policy by:

•	submitting a written request at any time within three years after the end of the Grace Period and prior to the Maturity Date;

•	providing further evidence of insurability we may require that is satisfactory to us;

•	paying sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period;

•
paying sufficient Premium to keep the policy In Force for three months from the date of reinstatement, or, if the policy is in the guaranteed policy continuation period, paying the lesser of (a) and (b) where:

(a)	is Premium sufficient to keep the policy In Force for three months from the date of reinstatement; and

(b)	is Premium sufficient to bring the guaranteed policy continuation provision into effect; and

•	paying or reinstating any Indebtedness against the policy which existed at the end of the Grace Period.

At the same time, you may also reinstate any Riders, but subject to evidence of insurability satisfactory to us.

The effective date of a reinstated policy, including any Riders, will be the monthly anniversary date on or next following the date we approve the application for reinstatement.  If the policy is reinstated, the Cash Value on the date of reinstatement, will be set equal to the lesser of:

•	the Cash Value at the end of the Grace Period; or

•	the surrender charge for the policy year in which the policy was reinstated.

We will then add any Premiums or loan repayments that you made to reinstate the policy.

The allocations to the Sub-Accounts in effect at the start of the Grace Period will be reinstated, unless you provide otherwise.

Taxes

The tax treatment of life insurance policies under the Code is complex and the tax treatment of your policy will depend on your particular circumstances.   Seek competent tax advice regarding the tax treatment of the policy given your situation.  The following discussion provides an overview of the Code’s provisions relating to certain common life insurance policy transactions.  It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.

Types of Taxes

Federal Income Tax.  Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded.  Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable.  These expenditures are called deductions.  While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.

Federal Transfer Tax.  In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of wealth made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person’s death (the federal estate tax).

The federal gift tax is imposed on the value of the property (including cash) transferred by gift.  Each donor is allowed to exclude an amount (in 2008, up to $12,000 per recipient) from the value of present interest gifts.  In addition, each donor is allowed a credit against the tax on the first million dollars in lifetime gifts (calculated after taking into account the $12,000 exclusion amount).  An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse.  Unlike the estate tax, the gift tax is not scheduled to be repealed.

In general, in 2008, an estate of less than $2,000,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability.  The $2 million amount increases to $3.5 million in 2009.  The federal estate tax (but not the federal gift tax) is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the estate tax is scheduled to be reinstated with respect to decedents who die after December 31, 2010.  If the estate tax is reinstated and Congress has not acted further, the size of estates that will not incur an estate tax will revert to $1 million.

An unlimited marital deduction may be available for federal estate tax purposes for certain amounts that pass to the surviving spouse.

If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT").  The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.  The tax is imposed at a flat rate equal to the maximum estate tax rate (for 2008, 45%), and there is a provision for an aggregate $1 million exemption.  The GSTT tax is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the GSTT tax is scheduled to be reinstated on January 1, 2011 at a rate of 55%.

State and Local Taxes.  State and local estate, inheritance, income and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policy owner or beneficiary.  While these taxes may or may not be substantial in your case, state by state differences of these taxes preclude a useful description of them in this prospectus.

Buying the Policy

Federal Income Tax.  Generally, the Code treats life insurance Premiums as a personal expense.  This means that under the general rule you cannot deduct from your taxable income the Premiums paid to purchase the policy.

Federal Transfer Tax.  Generally, the Code treats the payment of Premiums on a life insurance policy as a gift when the Premium payment benefits someone else (such as when premium payments are paid by someone other than  the policy owner).  Gifts are not generally included in the recipient’s taxable income.  If you (whether or not you are the Insured) transfer ownership of the policy to another person, the transfer may be subject to a federal gift tax.

Investment Gain in the Policy

The income tax treatment of changes in the policy’s Cash Value depends on whether the policy is "life insurance" under the Code.  If the policy meets the definition of life insurance, then the increase in the policy’s Cash Value is not included in your taxable income for federal income tax purposes unless it is distributed to you before the death of the Insured.

To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code.  We will monitor the Policy’s compliance with Code Section 7702, and take whatever steps are necessary to stay in compliance.

Diversification.  In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified.  Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS.  If the failure to diversify is not corrected, the gain in the policy would be treated as taxable ordinary income for federal income tax purposes.

We will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, will change the objectives or assets of the underlying investment options to remain in compliance.  Thus, the policy should receive federal income tax treatment as life insurance.

Representatives of the IRS have informally suggested, from time to time, that the number of underlying investment options available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment.  In 2003, the IRS issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying investment options available in a variable insurance product does not exceed 20, the number of funds alone would not cause the policy to not qualify for the desired tax treatment.  The IRS has also indicated that exceeding 20 investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the policy, when determining whether the policy qualifies for the desired tax treatment.  The revenue ruling did not indicate the number of investment options, if any, that would cause the policy to not provide the desired tax treatment.  Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting: the number of underlying investment options, transfers between underlying investment options, exchanges of underlying investment options or changes in the investment objectives of underlying investment options such that the policy would no longer qualify as life insurance under Section 7702 of the Code, we will take whatever steps are available to remain in compliance.

Periodic Withdrawals, Non-Periodic Withdrawals and Loans

The tax treatment described in this section applies to withdrawals and loans you choose to take from the policy.  It also applies to Premiums we accept but then return to meet the Code's definition of life insurance, and amounts used to pay the Premium on any rider to the policy.

The income tax treatment of distributions of cash from the policy depends on whether the policy is also a "modified endowment contract" under the Code.  Generally, the income tax consequences of owning a life insurance policy that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance policy that is a modified endowment contract.

The policies offered by this prospectus may or may not be issued as modified endowment contracts.  If a policy is issued as a modified endowment contract, it will always be a modified endowment contract; a policy that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the policy, such as payment of additional Premiums.  If the policy is not issued as a modified endowment contract, we will monitor it and advise you if  the payment of a Premium, or other transaction, may cause the policy to become a modified endowment contract.

When the Policy is Life Insurance that is a Modified Endowment Contract.  Section 7702A of the Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total Premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual Premiums.  Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new 7 year testing period as a result of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.

All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single policy for purposes of determining the amount that is includible in income when a distribution occurs.

The Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts.  Under these special rules, such transactions are taxable to the extent that at the time of the transaction the Cash Value of the policy exceeds the investment in the policy (generally, the Premiums paid for the policy).  In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59½ or disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Code.

When the Policy is Life Insurance that is NOT a Modified Endowment Contract.  If the policy is not issued as a modified endowment contract, we will monitor Premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract.

Distributions from life insurance policies that are not modified endowment contracts generally are treated as being from the investment in the policy (generally, the Premiums paid for the policy), and then from the income in the policy.  Because Premium payments are generally nondeductible, distributions not in excess of investment in the policy are generally not includible in income; instead, they reduce the owner’s investment in the policy.

However, if a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued that causes a reduction in Death Benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Code.  You should carefully consider this potential tax ramification and seek further information before requesting any changes in the terms of the policy.

In addition, a loan from a life insurance policy that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner’s lifetime.  Distributions from policies that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.

Surrendering the Policy

A full surrender, cancellation of the policy by Lapse, or the maturity of the policy on its Maturity Date may have adverse tax consequences.  If the amount you receive plus total policy Indebtedness exceeds the investment in the policy (generally, the Premiums paid into the policy), then the excess generally will be treated as taxable ordinary income, regardless of whether or not the policy is a modified endowment contract.  In certain circumstances, for example when the policy Indebtedness is very large, the amount of tax could exceed the amount distributed to you at surrender.

Withholding

Distributions of income from a life insurance policy, including a life insurance policy that is a modified endowment contract, are subject to federal income tax withholding.  Generally, the recipient may elect not to have the withholding taken from the distribution.  We will withhold income tax unless you advise us, in writing,of your request not to withhold.  If you request that taxes not be withheld, or if the taxes withheld are insufficient, you may be liable for payment of an estimated tax.

A distribution of income from a life insurance policy may be subject to mandatory back-up withholding.  Mandatory backup withholding means that we are required to withhold taxes on a distribution, at the rate established by Section 3406 of the Code, and the recipient cannot elect to receive the entire distribution at once.  Mandatory backup withholding may arise if we have not been provided a taxpayer identification number, or if the IRS notifies us that back-up withholding is required.

In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:

●	the value each year of the life insurance protection provided;

●	an amount equal to any employer-paid Premiums; or

●	some or all of the amount by which the current value exceeds the employer’s interest in the policy; or

●	interest that is deemed to have been forgiven on a loan that we deemed to have been made by the employer.

Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

Exchanging the Policy for Another Life Insurance Policy

Generally, you will pay taxes on amounts that you receive in excess of your Premium payments when you completely surrender the policy.  If, however, you exchange the policy for another life insurance policy, modified endowment contract, or annuity contract, you will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035.  To meet Section 1035 requirements, the Insured named in the policy must be the Insured for the new policy or contract and the new policy or contract cannot extend the Maturity Date or otherwise delay a distribution that would extend the time that tax would be payable.  Generally, the new policy or contract will be treated as having the same issue date and tax basis as the old policy or contract.

If the policy or contract is subject to a policy Indebtedness that is discharged as part of the exchange transaction, the discharge of the Indebtedness may be taxable.  Owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.

Taxation of Death Benefits

Federal Income Tax.  The Death Benefit is generally excludable from the beneficiary's gross income under Section 101 of the Code.  However, if the policy had been transferred to a new policy owner for valuable consideration, a portion of the Death Benefit may be includable in the beneficiary’s gross income when it is paid.

The payout option selected by your beneficiary may affect how the payments received by the beneficiary are taxed.  Under the various payout options, the amount payable to the beneficiary may include earnings on the Death Benefit, which will be taxable as ordinary income.  For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the Death Benefit.  Your beneficiaries should consult with their tax advisors to determine the tax consequences of electing a payout option, based on their individual circumstances.

Special federal income tax considerations for life insurance policies owned by employers.   In 2006, President Bush signed the Pension Protection Act of 2006, which contains new Code Sections 101(j) and 6039I, which affect the tax treatment of life insurance policies owned by the employer of the Insured.  These provisions are generally effective for life insurance policies issued after August 17, 2006.  If a life insurance policy was issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after that date for purposes of section 101(j).  Policies issued after August 17, 2006 pursuant to a Section 1035 exchange generally are excluded from the operation of these new provisions, provided that the policy received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.

New Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable directly or indirectly to the employer that may be excluded from income cannot exceed the sum of Premiums and other payments paid by the policyholder for the policy.  Consequently, under this general rule, the entire death benefit, less the cost to the policyholder, will be taxable.  Although Section 101(j) is not clear, if lifetime distributions from the policy are made as a nontaxable return of premium, it appears that the reduction would apply for Section 101(j) purposes and reduce the amount of Premiums for this purpose.

There are 2 exceptions to this general rule of taxability, provided that statutory notice, consent, and information requirements are satisfied.  These requirements are as follows:  Prior to the issuance by the company, (a) the employee is notified in writing that the employer intends to insure the employee's life, and the maximum face amount for which the employee could be Insured at the time that the policy is issued; (b) the employee provides written consent to being insured under the policy and that such coverage may continue after the Insured terminates employment; and (c) the employee is informed in writing that the employer will be a beneficiary of any proceeds payable upon the death of the employee.  If the employer fails to meet all of those requirements, then neither exception can apply.

The 2 exceptions are as follows.  First, if proper notice and consent are given and received, and if the Insured was an employee at any time during the 12-month period before the Insured’s death, then new Section 101(j) would not apply.

Second, if proper notice and consent are given and received and, at the time that the policy is issued, and the Insured is either a director, a “highly compensated employee” (within the meaning of Section 414(q) of the Code without regard to paragraph (1)(B)(ii) thereof), or a “highly compensated individual” (within the meaning of Section 105(h)(5), except “35%” is substituted for “25%” in paragraph (C) thereof), then the new Section 101(j) would not apply.

Code Section 6039I requires any policyholder of an employer-owned policy to file an annual return showing (a) the number of employees of the policyholder, (b) the number of such employees insured under employee-owned policies at the end of the year, (c) the total amount of insurance in force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policyholder, and (e) that the policyholder has a valid consent for each Insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained).  Proper recordkeeping is also required by this section.

It is your responsibility to (a) provide the proper notice to each Insured, (b) obtain the proper consent from each Insured, (c) inform each Insured in writing that you will be the beneficiary of any proceeds payable upon the death of the Insured, and (d) file the annual return required by Section 6039I.  If you fail to provide the necessary notice and information, or fail to obtain the necessary consent, the death benefit will be taxable to you when received.  If you fail to file a properly completed return under Section 6039I, you could be required to pay a penalty.

Federal Transfer Taxes.  When the Insured dies, the Death Benefit will generally be included in the Insured's federal gross estate if: (1) the Proceeds were payable to or for the benefit of the Insured's estate; or (2) the Insured held any "incident of ownership" in the policy at death or at any time within 3 years of death.  An incident of ownership, in general, is any right in the policy that may be exercised by the policy owner, such as the right to borrow on the policy or the right to name a new beneficiary.

If the beneficiary is two or more generations younger than the Insured, the Death Benefit may be subject to the GSTT.  Pursuant to regulations issued by the U.S. Secretary of the Treasury, we may be required to withhold a portion of the Proceeds and pay them directly to the IRS as the GSTT tax payment.

If the policy owner is not the Insured or a beneficiary, payment of the Death Benefit to the beneficiary will be treated as a gift to the beneficiary from the policy owner.

Terminal Illness

Certain distributions made under a policy on the life of a “terminally ill individual” or a “chronically ill individual,” as those terms are defined in the Code, are treated as death proceeds.  See, “Taxation of Death Benefits,” above.

Special Considerations for Corporations

Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies.  In addition, the Premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.

For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes.  In addition, although increases to the Cash Surrender Value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.

Due to the complexity of these rules, and because they are affected by your facts and circumstances, you should consult with legal and tax counsel and other competent advisers regarding these matters.

Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations.  These cases involved relatively large loans against the policy’s Cash Value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company.  Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid.  Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted.  Corporations should consider, in consultation with tax professionals familiar with these matters, the impact of these decisions on the corporation’s intended use of the policy.

See also, Taxation of Death Benefits, Special federal income tax considerations for life insurance policies owned by employers, above; and "Business Uses of the Policy" below.

Taxes and the Value of Your Policy

For federal income tax purposes, a separate account is not a separate entity from the company.  Thus, the tax status of the separate account is not distinct from our status as a life insurance company.  Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Accumulation Units.  As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

At present, we do not expect to incur any federal income tax liability that would be chargeable to the Accumulation Units.  Based upon these expectations, no charge is being made against your Accumulation Units for federal income taxes.  If, however, we determine that taxes may be incurred, we reserve the right to assess a charge for these taxes.

We may also incur state and local taxes (in addition to those described in the discussion of the Premium Taxes) in several states.  At present, these taxes are not significant.  If they increase, however, charges for such taxes may be made that would decrease the value of your Accumulation Units.

Business Uses of the Policy

The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others.  The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement.  The IRS has also recently issued new guidance on split dollar insurance plans.  In addition, Internal Revenue Code Section 409A, which sets forth new rules for taxation of nonqualified deferred compensation, was added to the Code for deferrals after December 31, 2004.  Therefore, if you are contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.

Non-Resident Aliens and Other Persons Who are not Citizens of the United States

Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy.  In addition, foreign law may impose additional taxes on the policy, the Death Benefit, or other distributions and/or ownership of the policy.

In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.

If you are a non-resident alien, or a resident alien, or if any of your beneficiaries (including your spouse) are not citizens of the United States, you should confer with a competent tax professional with respect to the tax treatment of this policy.

If you, the Insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States.  The foreign law (including regulations, rulings, treatiers with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the Death Benefit, or other distributions and/or ownership of the policy.

Tax Changes

The foregoing discussion, which is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice.

The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised.  The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies.  It is reasonable to believe that such proposals, and future proposals, may be enacted into law.  The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be differ from its current positions on these matters.  In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy.

In 2001, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) was enacted into law.  EGTRRA contained numerous changes to the federal income, gift, estate and generation skipping transfer taxes, many of which are not scheduled to become effective until a future date.  Among other matters, EGTRRA provides for the repeal of the federal estate and generation-skipping transfer taxes after 2009; however, unless Congress and the President enact additional legislation, EGTRRA also provides that all of those changes will "sunset" after 2010, and the estate and generation skipping transfer taxes will be reinstated as if EGTRRA had never been enacted.

The foregoing is a general explanation as to certain tax matters pertaining to insurance policies.  It is not intended to be legal or tax advice.  You should consult your independent legal, tax and/or financial adviser.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively.  There is no way of predicting if, when, or to what extent any such change may take place.  We make no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.

Nationwide Life Insurance Company

We are a stock life insurance company organized under Ohio law.  We were founded in March, 1929 and our Home Office is One Nationwide Plaza, Columbus, Ohio 43215.  We provide long-term savings products by issuing life insurance, annuities and other retirement products.

Nationwide VLI Separate Account–5

Organization, Registration And Operation

Nationwide VLI Separate Account-5 is a separate account established under Ohio law.  We own the assets in this account, and we are obligated to pay all benefits under the policies.  We may use the account to support other variable life insurance policies we issue.  It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws.  For purposes of federal securities laws, the separate account is, and will remain, fully funded at all times.  This registration, however, does not involve the SEC’s supervision of this account’s management or investment practice or policies.

It is divided into Sub-Accounts that may invest in shares of the available Sub-Account portfolios.  We buy and sell the Sub-Account portfolio shares at NAV.  Any dividends and distributions from a Sub-Account portfolio are reinvested at NAV in shares of that Sub-Account portfolio.

Income, gains, and losses, whether or not realized, from the assets in the account will be credited to, or charged against, the account without regard to our other income, gains, or losses.  Income, gains, and losses credited to, or charged against, a Sub-Account reflect the Sub-Account’s own Investment Experience and not the Investment Experience of our other assets.  Its assets are held separately from our other assets and are not part of our general account.  We may not use the separate account’s assets to pay any of our liabilities other than those arising from the policies.  We hold assets in the separate account equal to its liabilities.  If the separate account’s assets exceed the required reserves and its other liabilities, we may transfer the excess to our general account.  The separate account may include other Sub-Accounts that are not available under the policies, and are not discussed in this prospectus.

If investment in the mutual funds or a particular portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the policy, or for any other reason in our sole discretion, we may substitute another mutual fund or portfolio without your consent.  The substituted mutual fund or portfolio may have different fees and expenses.  Substitution may be made with respect to existing investments or the investments of future Premium, or both.  We will comply with federal securities laws to effect a substitution.  Furthermore, we may close Sub-Accounts to allocations of Premiums or policy value, or both, at any time in our sole discretion.  The mutual funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.

In addition, we reserve the right to make other structural and operational changes affecting this separate account.

We do not guarantee any money you place in this separate account.  The value of each Sub-Account will increase or decrease, depending on the investment performance of the corresponding portfolio.  You could lose some or all of your money.

Addition, Deletion Or Substitution Of Mutual Funds

Where permitted by applicable law, we reserve the right to:

•	remove, combine, or add Sub-Accounts and make new Sub-Accounts available;

•	substitute shares of another mutual fund, which may have different fees and expenses, for shares of an existing mutual fund;

•	transfer assets supporting the policies from one Sub-Account to another or from one separate account to another;

•	combine the separate account with other separate accounts, and/or create new separate accounts;

•	deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by the law; and

•	modify the policy provisions to reflect changes in the Sub-Accounts and the separate account to comply with applicable law.

We will notify you if we make any of the changes above.  Also, to the extent required by law, we will obtain the required orders, approvals and/or regulatory clearance from the appropriate government agencies (such as the various insurance regulators or the SEC).

Substitution of Securities. We may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:

(1)	shares of a current underlying mutual fund are no longer available for investment; or
(2)	further investment in an underlying mutual fund is inappropriate.

No substitution of shares may take place without the prior approval of the SEC.  All affected policy owners will be notified in the event there is a substitution, elimination or combination of shares.

In February 2008, we filed an application with the SEC for an order permitting us to substitute assets allocated to certain underlying mutual funds into other underlying mutual funds available under the policy that have similar investment objectives and strategies.  If and when we receive SEC approval for these substitutions, affected policy owners will be notified in advance of the specific details relating to the substitutions and will be given an opportunity to make alternate investment allocations.

Deregistration of the Separate Account. We may deregister Nationwide VLI Separate Account-5 under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.

No deregistration may take place without the prior approval of the SEC.  All policy owners will be notified in the event we deregister VLI Separate Account-5.

Voting Rights

Unless there is a change in existing law, we will vote our shares only as you instruct on all matters submitted to shareholders of the portfolios.

Before a vote of a portfolio’s shareholders occurs, you will have the right to instruct us based on the number of portfolio shares that corresponds to the amount of policy account value you have in the portfolio (as of a date set by the portfolio).

We will vote shares for which no instructions are received in the same proportion as those that are received.  What this means to you is that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.

The number of shares which a policy owner may vote is determined by dividing the Cash Value of the amount they have allocated to an Sub-Account Portfolio by the NAV of that Sub-Account Portfolio. We will designate a date for this determination not more than 90 days before the shareholder meeting.  What this means to you is that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.

Legal Proceedings

Nationwide Life Insurance Company

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business.  It is often not possible to determine the ultimate outcome of the pending investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty.  Some matters, including certain of those referred to below, are in very preliminary stages, and Nationwide does not have sufficient information to make an assessment of the plaintiffs’ claims for liability or damages.  In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period.  In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available.  Nationwide does not believe, based on information currently known by management, that the outcomes of such pending investigations and legal proceedings are likely to have a material adverse effect on Nationwide’s consolidated financial position.  However, given the large and/or indeterminate amounts sought in certain of these matters and inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could have a material adverse effect on Nationwide’s consolidated financial results in a particular quarterly or annual period.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices.  A number of these lawsuits have resulted in substantial jury awards or settlements against life insurers other than Nationwide.

The financial services industry, including mutual fund, variable annuity, retirement plan, life insurance and distribution companies, has also been the subject of increasing scrutiny by regulators, legislators and the media over the past few years.  Numerous regulatory agencies, including the SEC, the Financial Industry Regulatory Authority and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues.  Nationwide has been contacted by or received subpoenas from the SEC and the New York State Attorney General, who are investigating market timing in certain mutual funds offered in insurance products sponsored by Nationwide.  Nationwide has cooperated with these investigations.  Information requests from the New York State Attorney General and the SEC with respect to investigations into late trading and market timing were last responded to by Nationwide and its affiliates in December 2003 and June 2005, respectively, and no further information requests have been received with respect to these matters.

In addition, state and federal regulators and other governmental bodies have commenced investigations, proceedings or inquiries relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales and replacements by producers on behalf of the issuer.  Also under investigation are compensation and revenue sharing arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, funding agreements issued to back medium-term note (MTN) programs, recordkeeping and retention compliance by broker/dealers, and supervision of former registered representatives.  Related investigations, proceedings or inquiries may be commenced in the future.  Nationwide and/or its affiliates have been contacted by or received subpoenas from state and federal regulatory agencies and other governmental bodies, state securities law regulators and state attorneys general for information relating to certain of these investigations, including those relating to compensation, revenue sharing and bidding arrangements, anti-competitive activities, unsuitable sales or replacement practices, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, and funding agreements backing the Nationwide MTN program.  Nationwide is cooperating with regulators in connection with these inquiries and will cooperate with Nationwide Mutual Insurance Company (NMIC) in responding to these inquiries to the extent that any inquiries encompass NMIC’s operations.

These proceedings are expected to continue in the future and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including mutual fund, retirement plan, life insurance and annuity companies.  These proceedings also could affect the outcome of one or more of Nationwide’s litigation matters.  There can be no assurance that any such litigation or regulatory actions will not have a material adverse effect on Nationwide in the future.

On November 20, 2007, Nationwide and Nationwide Retirement Solutions, Inc. (NRS) were named in a lawsuit filed in the Circuit Court of Jefferson County, Alabama entitled Ruth A. Gwin and Sandra H. Turner, and a class of similarly situated individuals v NLIC, NRS, Alabama State Employees Association, PEBCO, Inc. and Fictitious Defendants A to Z.  The plaintiffs purport to represent a class of all participants in the Alabama State Employees Association (ASEA) plan, excluding members of the Board of Control during the Class Period and excluding ASEA’s directors, officers and board members during the class period.  The class period is the date from which Nationwide and/or NRS first made a payment to ASEA or PEBCO arising out of the funding agreement dated March 24, 2004 to the date class notice is provided.  The plaintiffs allege that the defendants breached their fiduciary duties, converted plan participants’ properties, and breached their contract when payments were made and the plan was administered under the funding agreement.  The complaint seeks a declaratory judgment, an injunction, disgorgement of amounts paid, compensatory and punitive damages, interest, attorneys’ fees and costs, and such other equitable and legal relief to which the plaintiffs and class members may be entitled.  On January 9, 2008, Nationwide and NRS filed a Notice of Removal to the United States District Court Northern District of Alabama, Southern Division.  On January 16, 2008, Nationwide and NRS filed a motion to dismiss.  On January 24, 2008, the plaintiffs filed a motion to remand.  The motions have been fully briefed.  Nationwide and NRS intend to defend this case vigorously.

On July 11, 2007, Nationwide was named in a lawsuit filed in the United States District Court for the Western District of Washington at Tacoma entitled Jerre Daniels-Hall and David Hamblen, Individually and on behalf of All Others Similarly Situated v. National Education Association, NEA Member Benefits Corporation, Nationwide Life Insurance Company, Security Benefit Life Insurance Company, Security Benefit Group, Inc., Security Distributors, Inc., et. al.  The plaintiffs seek to represent a class of all current or former National Education Association (NEA) members who participated in the NEA Valuebuilder 403(b) program at any time between January 1, 1991 and the present (and their heirs and/or beneficiaries).  The plaintiffs allege that the defendants violated the Employee Retirement Income Security Act of 1974, as amended (ERISA) by failing to prudently and loyally manage plan assets, by failing to provide complete and accurate information, by engaging in prohibited transactions, and by breaching their fiduciary duties when they failed to prevent other fiduciaries from breaching their fiduciary duties.  The complaint seeks to have the defendants restore all losses to the plan, restoration of plan assets and profits to participants, disgorgement of endorsement fees, disgorgement of service fee payments, disgorgement of excessive fees charged to plan participants, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees.  On October 12, 2007, Nationwide filed a motion to dismiss.  The motion has been fully briefed.  Nationwide intends to defend this lawsuit vigorously.

On November 15, 2006, Nationwide Financial Services, Inc. (NFS), Nationwide and NRS were named in a lawsuit filed in the United States District Court for the Southern District of Ohio entitled Kevin Beary, Sheriff of Orange County, Florida, In His Official Capacity, Individually and On Behalf of All Others Similarly Situated v. Nationwide Life Insurance Co., Nationwide Retirement Solutions, Inc. and Nationwide Financial Services, Inc.  The plaintiff seeks to represent a class of all sponsors of 457(b) deferred compensation plans in the United States that had variable annuity contracts with the defendants at any time during the class period, or in the alternative, all sponsors of 457(b) deferred compensation plans in Florida that had variable annuity contracts with the defendants during the class period.  The class period is from January 1, 1996 until the class notice is provided.  The plaintiff alleges that the defendants breached their fiduciary duties by arranging for and retaining service payments from certain mutual funds.  The complaint seeks an accounting, a declaratory judgment, a permanent injunction and disgorgement or restitution of the service fee payments allegedly received by the defendants, including interest.  On January 25, 2007, NFS, Nationwide and NRS filed a motion to dismiss.  On September 17, 2007, the Court granted the motion to dismiss.  On October 1, 2007, the plaintiff filed a motion to vacate judgment and for leave to file an amended complaint.  On October 25, 2007, NFS, Nationwide and NRS filed their opposition to the plaintiff’s motion.  NFS, Nationwide and NRS continue to defend this lawsuit vigorously.

On February 11, 2005, Nationwide was named in a class action lawsuit filed in Common Pleas Court, Franklin County, Ohio entitled Michael Carr v. Nationwide Life Insurance Company.  The plaintiff claims that the total of modal payments that policyholders paid per year exceeded the guaranteed maximum premium provided for in the policy. The complaint seeks recovery for breach of contract, fraud by omission, violation of the Ohio Deceptive Trade Practices Act and unjust enrichment.  The complaint also seeks unspecified compensatory damages, disgorgement of all amounts in excess of the guaranteed maximum premium and attorneys’ fees.

On February 2, 2006, the court granted the plaintiff’s motion for class certification on the breach of contract and unjust enrichment claims.  The court certified a class consisting of all residents of the United States and the Virgin Islands who, during the class period, paid premiums on a modal basis to Nationwide for term life insurance policies issued by Nationwide during the class period that provide for guaranteed maximum premiums, excluding certain specified products.  Excluded from the class are Nationwide; any parent, subsidiary or affiliate of Nationwide; all employees, officers and directors of Nationwide; and any justice, judge or magistrate judge of the State of Ohio who may hear the case.  The class period is from February 10, 1990 through February 2, 2006, the date the class was certified.  On January 26, 2007, the plaintiff filed a motion for summary judgment.  On April 30, 2007, Nationwide filed a motion for summary judgment.  On February 4, 2008, the Court entered its ruling on the parties’ pending motions for summary judgment.  The Court granted Nationwide’s motion for summary judgment for some of the plaintiffs’ causes of action, including breach of contract claims on all decreasing term policies, plaintiff Carr’s individual claims for fraud by omission, violation of the Ohio Deceptive Trade Practices Act and all unjust enrichment claims.  However, several claims against Nationwide remain, including plaintiff Carr’s individual claim for breach of contract and the plaintiff Class’ claims for breach of contract for the term life policies in 43 of 51 jurisdictions.  The Court has requested additional briefing on Nationwide’s affirmative defense that the doctrine of voluntary payment acts as a defense to the breach of contract claims. Nationwide continues to defend this lawsuit vigorously.

On April 13, 2004, Nationwide was named in a class action lawsuit filed in Circuit Court, Third Judicial Circuit, Madison County, Illinois, entitled Woodbury v. Nationwide Life Insurance Company.  Nationwide removed this case to the United States District Court for the Southern District of Illinois on June 1, 2004.  On December 27, 2004, the case was transferred to the United States District Court for the District of Maryland and included in the multi-district proceeding entitled In Re Mutual Funds Investment Litigation.  In response, on May 13, 2005, the plaintiff filed the first amended complaint purporting to represent, with certain exceptions, a class of all persons who held (through their ownership of an Nationwide annuity or insurance product) units of any Nationwide sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing or stale price trading activity.  The first amended complaint purports to disclaim, with respect to market timing or stale price trading in Nationwide’s annuities sub-accounts, any allegation based on Nationwide’s untrue statement, failure to disclose any material fact, or usage of any manipulative or deceptive device or contrivance in connection with any class member’s purchases or sales of Nationwide annuities or units in annuities sub-accounts.  The plaintiff claims, in the alternative, that if Nationwide is found with respect to market timing or stale price trading in its annuities sub-accounts, to have made any untrue statement, to have failed to disclose any material fact or to have used or employed any manipulative or deceptive device or contrivance, then the plaintiff purports to represent a class, with certain exceptions, of all persons who, prior to Nationwide’s untrue statement, omission of material fact, use or employment of any manipulative or deceptive device or contrivance, held (through their ownership of an Nationwide annuity or insurance product) units of any Nationwide sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing activity.  The first amended complaint alleges common law negligence and seeks to recover damages not to exceed $75,000 per plaintiff or class member, including all compensatory damages and costs.  On June 1, 2006, the District Court granted Nationwide’s motion to dismiss the plaintiff’s complaint.  The plaintiff appealed the District Court’s decision, and the issues have been fully briefed.  Nationwide continues to defend this lawsuit vigorously.

On August 15, 2001, NFS and Nationwide were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company.  Currently, the plaintiffs’ fifth amended complaint, filed March 21, 2006, purports to represent a class of qualified retirement plans under ERISA that purchased variable annuities from Nationwide.  The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that Nationwide and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds.  The complaint seeks disgorgement of some or all of the payments allegedly received by NFS and Nationwide, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees.  To date, the District Court has rejected the plaintiffs’ request for certification of the alleged class.  On September 25, 2007, NFS’ and Nationwide’s motion to dismiss the plaintiffs’ fifth amended complaint was denied.  On October 12, 2007, NFS and Nationwide filed their answer to the plaintiffs’ fifth amended complaint and amended counterclaims.  On November 1, 2007, the plaintiffs filed a motion to dismiss NFS’ and Nationwide’s amended counterclaims.  On November 15, 2007, the plaintiffs filed a motion for class certification.  On February 8, 2008, the Court denied the plaintiffs’ motion to dismiss the amended counterclaim, with the exception that it was tentatively granting the plaintiffs’ motion to dismiss with respect to the Companies’ claim that it could recover any “disgorgement remedy” from plan sponsors.  NFS and Nationwide continue to defend this lawsuit vigorously.

Waddell & Reed, Inc.

Waddell & Reed, Inc. is a party to legal proceedings incident to its normal business operations.  While there can be no assurances, none of the currently pending legal proceedings are anticipated to have a materially adverse effect on the ability of Waddell & Reed, Inc. to perform the services as distributor of the contracts.  Among the legal proceedings to which Waddell & Reed, Inc. has been a party are the following proceedings relating to the distribution of variable annuities:

In 2005, Waddell & Reed, Inc. settled three lawsuits involving its former affiliate, United Investors Life Insurance Company (UILIC), and UILIC's parent company, Torchmark Corporation (Torchmark) relating to Waddell & Reed, Inc.'s separation from Torchmark and UILIC and recommendations by Waddell & Reed, Inc. to certain of its customers that they exchange their UILIC variable annuities for variable annuities issued by Nationwide.  Under the terms of the settlement, Waddell & Reed, Inc. paid Torchmark $14.5 million to resolve outstanding litigation.

In April of 2005, Waddell & Reed, Inc. entered into a Decision & Order of Offer of Settlement with the NASD Department of Enforcement (DOE) settling a regulatory action brought by the DOE on January 14, 2004 (Case No. CAF040002) alleging that Waddell & Reed, Inc. violated NASD Conduct Rules 2110, 2310, 3010 and 3110, and § 17(a)(1) of the Securities Exchange Act of 1934 and Rule 17a-3(A)(6) thereunder, relating to exchanges made by certain of its clients of their variable annuity policies.  The case also alleged violations of NASD rules by Waddell & Reed, Inc.'s former President, Robert L. Hechler, and its former National Sales Manager, Robert J. Williams, Jr.  The DOE alleged that Waddell & Reed, Inc. failed to take adequate steps to determine whether there were reasonable grounds for the clients to enter into the exchanges, such as determining whether the customers were likely to benefit or lose money from the exchanges, failed to establish sufficient guidance for the sales force to use in determining the suitability of the exchanges, failed to establish and maintain supervisory procedures or a system to supervise the activities of its advisors that was reasonably designed to achieve compliance with the requirements of the NASD's suitability rule, and failed to maintain books and records regarding orders for unexecuted variable annuity exchanges.  Without admitting or denying the allegations, Waddell & Reed, Inc. agreed to be censured, pay a fine of $5 million and pay client restitution of up to $11 million.  Without admitting or denying the allegations, Robert Hechler and Robert Williams each agreed to fines of $150,000 and six-month suspensions.  Waddell & Reed, Inc. also agreed with a multistate consortium to a global resolution of state claims arising from the DOE action.  Without admitting or denying the allegations, Waddell & Reed, Inc. agreed to pay a fine of $2 million to be divided among the states and pay additional client restitution.

Financial Statements

The Statement of Additional Information (SAI) contains the consolidated financial statements of Nationwide Life Insurance Company and subsidiaries and the financial statements of Nationwide VLI Separate Account – 5.  You may obtain a copy of the SAI FREE OF CHARGE by contacting us at the address or telephone number on the first page of this prospectus.  You should distinguish the consolidated financial statements of the company and subsidiaries from the financial statements of the separate account.  Please consider the consolidated financial statements of the company only as bearing on our ability to meet the obligations under the policy.  You should not consider the consolidated financial statements of the company and subsidiaries as affecting the investment performance of the assets of the separate account.

Appendix A: Sub-Account Information
The Sub-Account portfolios listed below are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.  There is no guarantee that the investment objectives will be met.  You have voting rights with respect to the Sub-Accounts.  For more information, see "Voting Rights" beginning on page 42.
Please refer to the prospectus for each Sub-Account portfolio for more detailed information.

W&R Target Funds, Inc. - Asset Strategy Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	High total return over the long run.

W&R Target Funds, Inc. - Balanced Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Current income with a secondary goal of long-term capital appreciation.

W&R Target Funds, Inc. - Bond Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Reasonable return with emphasis on preservation of capital.

W&R Target Funds, Inc. - Core Equity Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Capital growth and income.

W&R Target Funds, Inc. - Dividend Income Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Income and long-term capital growth.

W&R Target Funds, Inc. - Energy Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	To provide long-term capital appreciation.

W&R Target Funds, Inc. - Global Natural Resources Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Sub-adviser:	Mackenzie Financial Corporation
Investment Objective:	Long-term growth.

W&R Target Funds, Inc. - Growth Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Capital growth with a secondary objective of current income.

W&R Target Funds, Inc. - High Income Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	High current income with secondary objective of capital growth.

W&R Target Funds, Inc. - International Growth Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Long-term capital appreciation and a secondary goal of current income.

W&R Target Funds, Inc. - International Value Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Sub-adviser:	Templeton Investment Counsel, LLC
Investment Objective:	Long-term capital growth.

W&R Target Funds, Inc. - Micro Cap Growth Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Sub-adviser:	Wall Street Associates
Investment Objective:	Long-term capital appreciation.

W&R Target Funds, Inc. - Mid Cap Growth Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	To provide growth of your investment.

W&R Target Funds, Inc. - Money Market Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Maximum current income consistent with stability of principal.

W&R Target Funds, Inc. - Mortgage Securities Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Sub-adviser:	Advantus Capital Management, Inc.
Investment Objective:	A high level of current income consistent with prudent investment risk.

W&R Target Funds, Inc. - Pathfinder Aggressive Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	The fund seeks maximum growth of capital consistent with a more aggressive level of risk.

W&R Target Funds, Inc. - Pathfinder Conservative Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	The fund seeks a high level of total return consistent with a conservative level of risk.

W&R Target Funds, Inc. - Pathfinder Moderate Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	The fund seeks a high level of total return consistent with a moderate level of risk.

W&R Target Funds, Inc. - Pathfinder Moderately Aggressive Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	The fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk.

W&R Target Funds, Inc. - Pathfinder Moderately Conservative Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	The fund seeks a high level of total return consistent with a moderately conservative level of risk.

W&R Target Funds, Inc. - Real Estate Securities Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Sub-adviser:	Advantus Capital Management, Inc.
Investment Objective:	Total return through a combination of capital appreciation and current

W&R Target Funds, Inc. - Science and Technology Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Long-term capital growth.

W&R Target Funds, Inc. - Small Cap Growth Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Capital growth.

W&R Target Funds, Inc. - Small Cap Value Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Sub-adviser:	Black Rock Financial Management, Inc.
Investment Objective:	Long-term accumulation of capital.

W&R Target Funds, Inc. - Value Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Long-term capital appreciation.

Appendix B: Definitions

Accumulation Unit - The measure of your investment in, or share of, a Sub-Account after we deduct for transaction fees and periodic charges.  Initially, we set the Accumulation Unit value at $10 for each Sub-Account.

Attained Age - The Insured’s age upon the issue of full insurance coverage plus the number of full years since the Policy Date.

Cash Surrender Value - The Cash Value, subject to Indebtedness and the surrender charge.

Cash Value - The total of the Sub-Accounts you have chosen, which will vary with Investment Experience, and the policy loan and fixed accounts, to which interest will be credited daily.  We will deduct partial surrenders and the policy's periodic charges from the Cash Value.

Code - The Internal Revenue Code of 1986, as amended.

Death Benefit - The amount we pay to the beneficiary upon the Insured’s death, before payment of any unpaid outstanding loan balances or charges.

FDIC - Federal Deposit Insurance Corporation.

Grace Period - A 61-day period after which the Policy will Lapse if you do not make a sufficient payment.

Home Office - Our Home Offices are located at One Nationwide Plaza, Columbus, Ohio 43215.

In Force - The insurance coverage is in effect.

Indebtedness - The total amount of all outstanding policy loans, including principal and interest due.

Insured - The person whose life we insure under the policy, and whose death triggers the Death Benefit.

Investment Experience - The performance of a mutual fund in which a Sub-Account portfolio invests.

Lapse - The policy terminates without value.

Maturity Date - The policy anniversary on or next following the Insured's 100th birthday.

Net Amount At Risk - The policy’s base Death Benefit minus the policy’s Cash Value.

Net Asset Value (NAV) - The price each share of a mutual fund in which a Sub-Account portfolio invests.  It is calculated by subtracting the mutual fund’s liabilities from its total assets, and dividing that figure by the number of shares outstanding.  We use NAV to calculate the value of Accumulation Units.  NAV does not reflect deductions we make for charges we take from Sub-Accounts. Accumulation Unit values do reflect these deductions.

Net Premium - Premium after transaction charges, but before any allocation to an investment option.

Policy Continuation Premium Amount - The amount of Premium, on a monthly basis from the Policy Date, stated on the Policy Data Page, that you must pay, in the aggregate, to keep the policy In Force under the Guaranteed policy continuation provision; however, this amount does not account for any increases in the Specified Amount, policy loans or partial surrenders, so you should anticipate paying more if you intend to request an increase in Specified Amount; take a policy loan; or request a partial surrender.

Policy Data Page(s) - The Policy Data Page contains more detailed information about the policy, some of which is unique and particular to the owner, the beneficiary and the Insured.

Policy Date - The date the policy takes effect as shown on the Policy Data Page.  Policy years and months are measured from this date.

Policy Proceeds or Proceeds - Policy Proceeds may constitute the Death Benefit, or the amount payable if the policy matures or you choose to surrender the policy adjusted to account for any unpaid charges or policy loans and Rider benefits.

Premium - The amount of money you pay to begin and continue the policy.

Premium Load - The aggregate of the sales load and premium tax charges.

Rider - An optional benefit you may purchase under the policy.

SEC - The Securities and Exchange Commission.

Specified Amount - The dollar or face amount of insurance coverage the owner selects.

Sub-Accounts - The mechanism we use to account for your allocations of Net Premium and Cash Value among the policy’s variable investment options.

Us, we, our or the company - Nationwide Life Insurance Company.

Valuation Period - The period during which we determine the change in the value of the Sub-Accounts.  One Valuation Period ends and another begins with the close of trading on the New York Stock Exchange.

You, your or the policy owner or Owner - The person named as the owner in the application, or the person assigned ownership rights.

Outside back cover page

To learn more about this policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus.  For a free copy of the SAI, to receive personalized illustrations of Death Benefits, net Cash Surrender Values, and Cash Values, and to request other information about this policy please call our Service Center at 1-866-221-1100 (TDD: 1-800-238-3035) or write to us at our Service Center at Nationwide Life Insurance Company, 5100 Rings Road,  RR1-04-D4, Dublin, OH 43017-1522.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the policy.  Information about us and the policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-8090.  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-10143.
Securities Act of 1933 Registration File No. 333-46338

Nationwide VLI Separate Account-5
(Registrant)

Nationwide Life Insurance Company
(Depositor)

5100 Rings Road, RR1-04-D4
Dublin, OH 43017-1522
1-866-221-1100
TDD: 1-800-238-3035

STATEMENT OF ADDITIONAL INFORMATION

Individual Flexible Premium Variable Universal Life Insurance Policies

This Statement of Additional Information ("SAI'') contains additional information regarding the individual flexible premium variable universal life insurance policy offered by us, Nationwide Life Insurance Company ("Nationwide").  This SAI is not a prospectus and should be read together with the policy prospectus dated May 1, 2008 and the prospectuses for the W&R Target Funds, Inc.  The prospectus is incorporated by reference in this SAI.  You may obtain a copy of these prospectuses FREE OF CHARGE by writing or calling us at our address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2008.

Table of Contents
Nationwide Life Insurance Company	1	Illustrations	5
Nationwide VLI Separate Account-5	1	Advertising	5
Waddell & Reed, Inc.	1	Money Market Yield	5
Services	2	Historical Performance of the Sub-Accounts	5
Underwriting Procedure	2	Tax Definition of Life Insurance	5
Maximum Surrender Charge Calculation	2	Financial Statements	9

Nationwide Life Insurance Company

We are a stock life insurance company organized under the laws of the State of Ohio in March 1929 with our Home Office at One Nationwide Plaza, Columbus, Ohio 43215.  We provide life insurance, annuities and retirement products.  We are admitted to do business in all states, the District of Columbia and Puerto Rico.  Nationwide is a member of the Nationwide group of companies and all of our common stock is owned by Nationwide Financial Services, Inc. ("NFS"), a holding company.  NFS has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B Common Stock) to control NFS.  Nationwide Corporation is a holding company, as well.  All of the common stock is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), the ultimate controlling persons of the Nationwide group of companies.  On March 10, 2008, NFS announced that it received an offer from Nationwide Mutual, Nationwide Mutual Fire and Nationwide Corporation to acquire by merger all of NFS’ outstanding publicly held shares of Class A common stock for $47.20 per share in cash.  NFS' board of directors has appointed a special committee of the board, comprised entirely of independent, non-affiliated directors, to consider the proposal.  The Nationwide group of companies is one of America’s largest insurance and financial services family of companies, with combined assets of over $160 billion as of December 31, 2007.

Nationwide VLI Separate Account-5

Nationwide VLI Separate Account-5 is a separate account that invests in mutual funds offered and sold to insurance companies and certain retirement plans.  We established the separate account on May 21, 1998 pursuant to Ohio law.  Although the separate account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 the SEC does not supervise our management or the management of the variable account. We serve as the custodian of the assets of the variable account.

Waddell & Reed, Inc.

The policies are distributed by Waddell & Reed, Inc. ("Waddell & Reed"), located at 6300 Lamar Ave., Overland Park, KS 66202.  Waddell & Reed, Inc. was organized as a Delaware corporation in 1981.

The policies will be sold on a continuous basis by licensed insurance agents in those states where the policies may lawfully be sold.  Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the Financial Industry Regulatory Authority, ("FINRA").  Gross first year commissions plus any expense allowance payments paid by Nationwide on the sale of these policies provided by Waddell & Reed, Inc. will not exceed 75% of the target premium plus 5% of any

        SAI-1

premium payments in excess of the target premium.  The target premium is used to determine the amount of commissions paid to the producer for a given policy. We pay gross renewal commissions in years 2 through 10 on the sale of the policies provided by Waddell & Reed, Inc. that will not exceed 4% of actual Premium payment, and that will not exceed 2% in policy years 11 and thereafter.

We have paid no underwriting commissions to Waddell & Reed, Inc. for each of this separate account's last three fiscal years.

Services

We have responsibility for administration of the policies and the variable account.  We also maintain the records of the name, address, taxpayer identification number, and other pertinent information for each policy owner and the number and type of policy issued to each policy owner and records with respect to the policy value of each policy.

The financial statements of Nationwide VLI Separate Account-5 and the consolidated financial statements and schedules of Nationwide Life Insurance Company for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.  The audit report of KPMG LLP covering the December 31, 2007 consolidated financial statements and schedules of Nationwide Life Insurance Company contains an explanatory paragraph that states that Nationwide Life Insurance Company adopted the American Institute of Certified Public Accountants' Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts, in 2007.  KPMG LLP is located at 191 West Nationwide Blvd., Columbus, Ohio 43215.

Underwriting Procedure

We underwrite the policies issued through Nationwide VLI Separate Account-5.  The policy's cost of insurance depends upon the Insured's sex, issue age, risk class, and length of time the policy has been In Force.  The rates will vary depending upon tobacco use and other risk factors.  Monthly cost of insurance rates will not exceed those guaranteed in the policy.  Guaranteed cost of insurance rates for policies issued on Specified Amounts less than $100,000 are based on the 1980 Commissioners’ Extended Term Mortality Table, Age Last Birthday (1980 CET).  Guaranteed cost of insurance rates for policies issued on Specified Amounts $100,000 or more are based on the 1980 Commissioners’ Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO).  Guaranteed cost of insurance rates for policies issued on a substandard basis are based on appropriate percentage multiples of the standard guaranteed cost of insurance rate on a standard basis.  That is, standard guaranteed cost of insurance rates for substandard risks are guaranteed cost of insurance rates for standard risks times a percentage greater than 100%.  These mortality tables are sex distinct.  In addition, separate mortality tables will be used for tobacco and non-tobacco.  We may deduct a "flat extra" which is an additional constant charge per $1,000 of Specified Amount for certain activities or medical conditions of the Insured.  We apply the same flat extra to all Insureds who engage in the same activity or have the same medical condition irrespective of sex, issue age, underwriting class, or any substandard ratings.

Mortality tables are unisex for:

•	policies issued in the State of Montana; and

•	group or sponsored arrangements (including our employees and their family members).

The rate class of an insured may affect the cost of insurance rate.  We currently place insureds into both standard rate classes and substandard rate classes that involve a higher mortality risk.  In an otherwise identical policy, an insured in the standard rate class will have a lower cost of insurance than an insured in a rate class with higher mortality risks.  Any change in the cost of insurance rates will apply to all insureds of the same age, gender, risk class and whose policies have been in effect for the same length of time.  The cost of insurance rates, policy charges, and payment options for policies issued in some states or in connection with certain employee benefit arrangements may be issued on a gender-neutral (unisex) basis.  The unisex rates will be higher than those applicable to females and lower than those applicable to males.  If the rating class for any increase in the Specified Amount of insurance coverage is not the same as the rating class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different rating classes.  The actual charges made during the policy year will be shown in the annual report delivered to policy owners.

Maximum Surrender Charge Calculation

The maximum surrender charge under the policy is based on the following calculation.

Maximum Surrender Charge                                                      26.50% multiplied by the lesser of (a) or (b),where:

(a)	= the Specified Amount multiplied by the rate indicated on the chart "Surrender Target Factor" below divided by 1,000; and

(b)	= Premiums paid by the policy owner during the first two policy years

        SAI-2

Plus (c) multiplied by (d) where:

(c)	= the Specified Amount divided by 1,000; and

(d)	= the applicable rate from the "Administrative Target Factor" chart below.

The Surrender Target Factor allows the company to account for the probability that our costs incurred in the sales process will not be recouped.  The Administrative Target Factor allows the company to account for the probability (at various ages) that death will occur and no CDSC will be recouped.

Surrender Target Factor

Age	Male Non-Tobacco	Female Non-Tobacco	Male Tobacco	Female Tobacco
0	0.00	3.35	0.00	2.54
1	0.00	3.38	0.00	2.57
2	0.00	3.50	0.00	2.66
3	0.00	3.64	0.00	2.75
4	0.00	3.78	0.00	2.86
5	0.00	3.93	0.00	2.96
6	0.00	4.09	0.00	3.08
7	0.00	4.27	0.00	3.20
8	0.00	4.45	0.00	3.34
9	0.00	4.65	0.00	3.47
10	0.00	4.87	0.00	3.62
11	0.00	5.09	0.00	3.78
12	0.00	5.33	0.00	3.94
13	0.00	5.57	0.00	4.12
14	0.00	5.82	0.00	4.30
15	0.00	6.07	0.00	4.48
16	0.00	6.31	0.00	4.67
17	0.00	6.55	0.00	4.87
18	5.11	6.80	4.27	5.08
19	5.30	7.05	4.45	5.29
20	5.50	7.32	4.64	5.52
21	5.71	7.60	4.83	5.76
22	5.93	7.90	5.04	6.01
23	6.17	8.22	5.26	6.28
24	6.42	8.57	5.49	6.56
25	6.69	8.94	5.73	6.86
26	6.99	9.34	5.99	7.17
27	7.30	9.77	6.25	7.50
28	7.63	10.22	6.54	7.85
29	7.98	10.71	6.84	8.22
30	8.36	11.23	7.16	8.61
31	8.76	11.79	7.49	9.02
32	9.19	12.38	7.85	9.45
33	9.64	13.01	8.22	9.91
34	10.12	13.67	8.62	10.39
35	10.63	14.38	9.04	10.90
36	11.16	15.12	9.48	11.44
37	11.73	15.92	9.95	12.01
38	12.34	16.75	10.44	12.60
39	12.97	17.64	10.96	13.22
40	13.65	18.58	11.50	13.87
41	14.36	19.56	12.07	14.55
42	15.12	20.60	12.67	15.26
43	15.93	21.70	13.30	16.01
44	16.78	22.87	13.97	16.79

 SAI-3

Age	Male Non- Tobacco	Female Non-Tobacco	Male Tobacco	Female Tobacco
45	17.68	24.09	14.68	17.60
46	18.65	25.39	15.42	18.47
47	19.67	26.76	16.21	19.37
48	20.76	28.21	17.05	20.33
49	21.92	29.76	17.93	21.34
50	23.15	31.40	18.87	22.40
51	24.47	33.13	19.87	23.53
52	25.87	34.98	20.93	24.72
53	27.37	36.93	22.05	25.97
54	28.97	38.99	23.25	27.30
55	30.67	41.17	24.51	28.70
56	32.49	43.48	25.86	30.18
57	34.42	45.92	27.31	31.76
58	36.49	48.52	28.86	33.46
59	38.71	51.28	30.52	35.28
60	41.09	54.23	32.32	37.25
61	43.63	57.36	34.26	39.37
62	46.36	60.70	36.35	41.65
63	49.28	64.24	38.59	44.09
64	52.40	67.98	40.99	46.69
65	55.75	71.92	43.56	49.46
66	59.32	76.10	46.32	52.41
67	63.16	80.52	49.30	55.57
68	67.28	85.23	52.52	58.99
69	71.73	90.27	56.04	62.72
70	76.52	95.66	59.88	66.80
71	81.69	101.41	64.08	71.26
72	87.24	107.54	68.67	76.11
73	93.18	114.01	73.64	81.35
74	99.50	120.81	79.03	86.97
75	106.21	127.90	84.84	92.97
76	113.33	135.27	91.10	99.39
77	120.92	142.94	97.88	106.27
78	129.04	150.99	105.24	113.68
79	137.79	159.53	113.28	121.73
80	147.23	168.60	122.07	130.49
81	147.23	168.60	122.07	130.49
82	147.23	168.60	122.07	130.49
83	147.23	168.60	122.07	130.49
84	147.23	168.60	122.07	130.49
85	147.23	168.60	122.07	130.49

        SAI-4

Administrative Target Factor

Issue Age	Administrative Target Component With Specified Amount Less Than $100,000	Administrative Target Component With Specified Amount Of $100,000 And More
0 through 35	6.00	4.00
36 through 55	7.50	5.00
56 through 85	7.50	6.50

Illustrations

Before you purchase the policy and upon request thereafter, we will provide illustrations of future benefits under the policy based upon the proposed Insured's age and premium class, the Death Benefits option, face amount, planned periodic Premiums, and Riders requested.  We reserve the right to charge a reasonable fee of no more than $25 for this service to persons who request more than one policy illustration during a policy year.

Advertising

Rating Agencies

Independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company rank and rate us.  The purpose of these ratings is to reflect the financial strength or claims-paying ability of Nationwide.  The ratings are not intended to reflect the Investment Experience or financial strength of the variable account.  We may advertise these ratings from time to time.  In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend us or the policies.  Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Money Market Yields

We may advertise the "yield" and "effective yield" for the money market sub-account.  Yield and effective yield are annualized, which means that it is assumed that the underlying mutual fund generates the same level of net income throughout a year.

Yield is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the underlying mutual fund’s units.  The effective yield is calculated similarly, but reflects assumed compounding, calculated under rules prescribed by the SEC.  Thus, effective yield will be slightly higher than yield, due to the compounding.

Historical Performance of the Sub-Accounts

We will advertise historical performance of the sub-accounts in accordance with SEC prescribed calculations.  Please note that performance information is annualized.  However, if a sub-account has been available in the variable account for less than one year, the performance information for that sub-account is not annualized.  Performance information is based on historical earnings and is not intended to predict or project future results.

Additional Materials.  We may provide information on various topics to you and prospective policy owners in advertising, sales literature or other materials.

Tax Definition of Life Insurance

Section 7702(b)(1) of the Code provides that if one of two alternate tests is met, a policy will be treated as life insurance for federal tax purposes.  The two tests are referred to as the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test.  Both tests are available to flexible premium policies such as this one.

The tables below show, numerically, the requirements for each test.

        SAI-5

Guideline Premium/Cash Value Corridor Test
Table of Applicable Percentages of Cash Value
Attained Age of Insured	Percentage of Cash Value
0-40	250%
41	243%
42	236%
43	229%
44	222%
45	215%
46	209%
47	203%
48	197%
49	191%
50	185%
51	178%
52	171%
53	164%
54	157%
55	150%
56	146%
57	142%
58	138%
59	134%
60	130%
61	128%
62	126%
63	124%
64	122%
65	120%
66	119%
67	118%
68	117%
69	116%
70	115%
71	113%
72	111%
73	109%
74	107%
75	105%
76	105%
77	105%
78	105%
79	105%
80	105%
81	105%
82	105%
83	105%
84	105%
85	105%
86	105%
87	105%
88	105%
89	105%
90	105%
91	104%
92	103%

SAI-6

93	102%
94	101%
95	101%
96	101%
97	101%
98	101%
99	101%
100	100%

Cash Value Accumulation Test

The Cash Value Accumulation Test also requires the Death Benefit to exceed an applicable percentage of the Cash Value.  These applicable percentages are calculated by determining net single premiums for each policy year given a set of actuarial assumptions.  The relevant material assumptions include an interest rate of 4% and 1980 CSO guaranteed mortality as prescribed in Revenue Code Section 7702 for the Cash Value Accumulation Test.  The resulting net single premiums are then inverted (i.e., multiplied by 1/net single premium) to give the applicable Cash Value percentages.  These premiums vary with the ages, sexes, and risk classifications of the Insureds.

The table below provides an example of applicable percentages for the Cash Value Accumulation Test.  This example is for a male non-tobacco preferred issue age 55.

Policy Year	Percentage of Cash Value
1	302%
2	290%
3	279%
4	269%
5	259%
6	249%
7	240%
8	231%
9	223%
10	215%
11	207%
12	200%
13	193%
14	186%
15	180%
16	174%
17	169%
18	164%
19	159%
20	154%
21	150%
22	146%
23	142%
24	139%
25	136%
26	133%
27	130%
28	127%
29	125%
30	123%
31	121%
32	119%
33	118%
34	116%

SAI -7

35	115%
36	113%
37	112%
38	111%
39	110%
40	108%
41	107%
42	106%
43	104%
44	103%
45	102%

        SAI-8

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and

    Contract Owners of Nationwide VLI Separate Account-5:

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of Nationwide VLI Separate Account-5 (comprised of the sub-accounts listed in note 1(b) (collectively, “the Accounts”)) as of December 31, 2007, and the related statements of operations and changes in contract owners’ equity, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2007, and the results of their operations, changes in contract owners’ equity, and financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

March 18, 2008

18

NATIONWIDE VLI SEPARATE ACCOUNT-5

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2007

Assets:

Investments at fair value:

W&R Target Funds, Inc. – Asset Strategy Portfolio (WRAsStrat) 2,394,886 shares (cost $20,417,712)	$29,518,648
W&R Target Funds, Inc. – Balanced Portfolio (WRBal) 696,514 shares (cost $5,086,576)	6,799,644
W&R Target Funds, Inc. – Bond Portfolio (WRBond) 1,480,700 shares (cost $8,078,422)	7,885,466
W&R Target Funds, Inc. – Core Equity Portfolio (WRCoreEq) 1,442,603 shares (cost $14,368,866)	18,693,681
W&R Target Funds, Inc. – Dividend Income Portfolio (WRDivInc) 453,862 shares (cost $3,030,906)	3,631,577
W&R Target Funds, Inc. – Energy Portfolio (WREnergy) 122,938 shares (cost $669,562)	857,270
W&R Target Funds, Inc. – Global Natural Resources Portfolio (WRGlNatRes) 541,772 shares (cost $4,360,793)	5,463,121
W&R Target Funds, Inc. – Growth Portfolio (WRGrowth) 2,040,580 shares (cost $15,833,869)	24,535,320
W&R Target Funds, Inc. – High Income Portfolio (WRHiInc) 2,109,753 shares (cost $7,104,135)	6,757,749
W&R Target Funds, Inc. – International Growth Portfolio (WRIntGro) 636,820 shares (cost $4,465,264)	6,844,920
W&R Target Funds, Inc. – International Value Portfolio (WRIntVal) 176,530 shares (cost $3,880,038)	3,953,127
W&R Target Funds, Inc. – Micro Cap Growth Portfolio (WRMicCpGr) 54,263 shares (cost $1,006,466)	1,160,355
W&R Target Funds, Inc. – Mid Cap Growth Portfolio (WRMidCpGr) 286,652 shares (cost $1,915,819)	2,066,505
W&R Target Funds, Inc. – Money Market Portfolio (WRMMkt) 1,643,816 shares (cost $1,643,816)	1,643,816
W&R Target Funds, Inc. – Mortgage Securities Portfolio (WRMortSec) 145,942 shares (cost $742,443)	726,980
W&R Target Funds, Inc. – Real Estate Securities Portfolio (WRRealEstS) 271,921 shares (cost $2,190,374)	1,899,827
W&R Target Funds, Inc. – Science and Technology Portfolio (WRSciTech) 859,193 shares (cost $12,202,774)	15,446,316
W&R Target Funds, Inc. – Small Cap Growth Portfolio (WRSmCpGr) 1,229,435 shares (cost $10,657,845)	12,592,115
W&R Target Funds, Inc. – Small Cap Value Portfolio (WRSmCpVal) 135,310 shares (cost $2,142,045)	1,937,895
W&R Target Funds, Inc. – Value Portfolio (WRValue) 1,404,509 shares (cost $8,154,054)	8,938,297

Total Investments	161,352,629
Accounts Receivable	993

Total Assets	161,353,622
Accounts Payable	–

Contract Owners Equity (note 7)	$161,353,622

See accompanying notes to financial statements.

2

NATIONWIDE VLI SEPARATE ACCOUNT-5

STATEMENTS OF OPERATIONS

Year Ended December 31, 2007

Investment activity:	Total	WRAsStrat	WRBal	WRBond	WRCoreEq	WRDivInc	WREnergy	WRGlNatRes
Reinvested dividends	$1,551,201	161,586	91,119	291,279	112,617	30,056	2,549	1,112

Net investment income (loss)	1,551,201	161,586	91,119	291,279	112,617	30,056	2,549	1,112

Proceeds from mutual fund shares sold	17,572,906	477,689	492,901	461,051	869,595	74,366	27,295	190,515
Cost of mutual fund shares sold	(15,283,552)	(284,846)	(347,124)	(494,342)	(639,815)	(47,347)	(22,358)	(123,766)

Realized gain (loss) on investments	2,289,354	192,843	145,777	(33,291)	229,780	27,019	4,937	66,749
Change in unrealized gain (loss) on investments	12,188,282	6,954,072	578,918	114,693	287,167	342,342	183,794	929,189

Net gain (loss) on investments	14,477,636	7,146,915	724,695	81,402	516,947	369,361	188,731	995,938

Reinvested capital gains	9,262,827	1,260,296	124	–	1,651,754	27,049	2,288	392,197

Net increase (decrease) in contract owners’ equity resulting from operations	$25,291,664	8,568,797	815,938	372,681	2,281,318	426,466	193,568	1,389,247

Investment activity:	WRGrowth	WRHiInc	WRIntGro	WRIntVal	WRLTBond	WRMicCpGr	WRMidCpGr	WRMMkt
Reinvested dividends	$259	514,016	36,221	62,112	43,812	–	360	79,764

Net investment income (loss)	259	514,016	36,221	62,112	43,812	–	360	79,764

Proceeds from mutual fund shares sold	1,584,204	289,073	250,337	280,116	1,772,999	168,737	53,619	7,174,436
Cost of mutual fund shares sold	(1,200,041)	(261,907)	(132,756)	(200,356)	(1,814,222)	(113,866)	(42,782)	(7,174,436)

Realized gain (loss) on investments	384,163	27,166	117,581	79,760	(41,223)	54,871	10,837	–
Change in unrealized gain (loss) on investments	4,118,021	(329,125)	778,887	(182,060)	40,058	12,703	103,621	–

Net gain (loss) on investments	4,502,184	(301,959)	896,468	(102,300)	(1,165)	67,574	114,458	–

Reinvested capital gains	563,564	–	169,017	354,041	–	–	49,505	–

Net increase (decrease) in contract owners’ equity resulting from operations	$5,066,007	212,057	1,101,706	313,853	42,647	67,574	164,323	79,764

(Continued)

3

NATIONWIDE VLI SEPARATE ACCOUNT-5

STATEMENTS OF OPERATIONS, Continued

Year Ended December 31, 2007

Investment activity:	WRMortSec	WRRealEstS	WRSciTech	WRSmCpGr	WRSmCpVal	WRValue
Reinvested dividends	$23,837	12,137	–	–	104	88,261

Net investment income (loss)	23,837	12,137	–	–	104	88,261

Proceeds from mutual fund shares sold	91,611	363,393	742,603	892,787	234,011	1,081,568
Cost of mutual fund shares sold	(92,057)	(284,356)	(432,347)	(619,257)	(243,751)	(711,820)

Realized gain (loss) on investments	(446)	79,037	310,256	273,530	(9,740)	369,748
Change in unrealized gain (loss) on investments	(1,235)	(560,484)	(173,111)	34,092	(174,214)	(869,046)

Net gain (loss) on investments	(1,681)	(481,447)	137,145	307,622	(183,954)	(499,298)

Reinvested capital gains	–	85,578	2,843,305	1,201,740	92,381	569,988

Net increase (decrease) in contract owners’ equity resulting from operations	$22,156	(383,732)	2,980,450	1,509,362	(91,469)	158,951

See accompanying notes to financial statements.

4

NATIONWIDE VLI SEPARATE ACCOUNT-5

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2007 and 2006

	Total		WRAsStrat		WRBal		WRBond
Investment activity:	2007	2006	2007	2006	2007	2006	2007	2006
Net investment income (loss)	$1,551,201	1,237,886	161,586	57,539	91,119	80,994	291,279	222,733
Realized gain (loss) on investments	2,289,354	1,379,940	192,843	166,972	145,777	120,024	(33,291)	(13,765)
Change in unrealized gain (loss) on investments	12,188,282	4,423,037	6,954,072	(290,704)	578,918	380,258	114,693	(10,857)
Reinvested capital gains	9,262,827	5,266,513	1,260,296	2,641,323	124	19,863	–	1,524

Net increase (decrease) in contract owners’ equity resulting from operations	25,291,664	12,307,376	8,568,797	2,575,130	815,938	601,139	372,681	199,635

Equity transactions:
Purchase payments received from contract owners (note 6)	31,943,766	26,084,588	3,510,499	2,683,807	927,216	963,507	1,065,065	861,595
Transfers between funds	–	–	2,744,190	1,833,928	(45,532)	(391,278)	2,244,389	94,048
Surrenders (note 6)	(6,354,846)	(3,118,602)	(738,850)	(369,889)	(255,802)	(105,708)	(366,185)	(126,358)
Death benefits (note 4)	(59,479)	(13,155)	(13,486)	(2,013)	(4,486)	(1,011)	(2,759)	(795)
Net policy repayments (loans) (note 5)	(1,642,526)	(1,338,052)	(151,905)	(148,510)	(67,151)	(78,528)	(25,908)	(29,013)
Deductions for surrender charges (note 2d)	(783,512)	(715,519)	(101,255)	(61,193)	(28,736)	(37,721)	(37,512)	(23,804)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(9,508,859)	(8,560,864)	(1,509,368)	(1,153,228)	(454,864)	(478,370)	(435,405)	(383,532)
Asset charges (note 3)	(661,227)	(522,074)	(99,397)	(68,236)	(30,063)	(26,899)	(27,757)	(21,638)
Adjustments to maintain reserves	533	(73)	30	9	25	(12)	(14)	8

Net equity transactions	12,933,850	11,816,249	3,640,458	2,714,675	40,607	(156,020)	2,413,914	370,511

Net change in contract owners’ equity	38,225,514	24,123,625	12,209,255	5,289,805	856,545	445,119	2,786,595	570,146
Contract owners’ equity beginning of period	123,128,108	99,004,483	17,309,476	12,019,671	5,943,142	5,498,023	5,098,882	4,528,736

Contract owners’ equity end of period	$161,353,622	123,128,108	29,518,731	17,309,476	6,799,687	5,943,142	7,885,477	5,098,882

CHANGES IN UNITS:
Beginning units	9,304,108	8,473,066	949,996	792,586	444,334	457,136	371,000	343,498

Units purchased	3,247,623	2,706,571	300,065	263,336	75,542	79,385	236,283	76,011
Units redeemed	(2,491,915)	(1,875,529)	(125,885)	(105,926)	(72,624)	(92,187)	(64,307)	(48,509)

Ending units	10,059,816	9,304,108	1,124,176	949,996	447,252	444,334	542,976	371,000

(Continued)

5

NATIONWIDE VLI SEPARATE ACCOUNT-5

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2007 and 2006

	WRCoreEq		WRDivInc		WREnergy		WRGlNatRes
Investment activity:	2007	2006	2007	2006	2007	2006	2007	2006
Net investment income (loss)	$112,617	134,139	30,056	23,963	2,549	999	1,112	7,457
Realized gain (loss) on investments	229,780	147,685	27,019	10,960	4,937	(1,732)	66,749	27,711
Change in unrealized gain (loss) on investments	287,167	1,584,604	342,342	162,531	183,794	3,915	929,189	137,572
Reinvested capital gains	1,651,754	433,444	27,049	9,741	2,288	–	392,197	87,441

Net increase (decrease) in contract owners’ equity resulting from operations	2,281,318	2,299,872	426,466	207,195	193,568	3,182	1,389,247	260,181

Equity transactions:
Purchase payments received from contract owners (note 6)	2,259,482	2,325,612	688,092	371,215	100,618	37,412	945,893	556,623
Transfers between funds	217,134	(248,850)	834,587	654,216	418,003	156,901	1,131,911	1,325,612
Surrenders (note 6)	(618,388)	(413,994)	(57,682)	(21,866)	(966)	–	(102,134)	(32,135)
Death benefits (note 4)	(5,670)	(3,119)	(5,433)	–	–	–	–	–
Net policy repayments (loans) (note 5)	(209,229)	(213,845)	(14,513)	(1,211)	(2,273)	(460)	(22,864)	(24,841)
Deductions for surrender charges (note 2d)	(76,574)	(117,607)	(12,094)	(4,239)	(3,208)	–	(29,445)	(2,575)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(1,047,178)	(1,040,753)	(218,643)	(126,437)	(38,104)	(4,932)	(327,530)	(145,661)
Asset charges (note 3)	(80,588)	(69,290)	(12,657)	(6,337)	(2,129)	(341)	(17,776)	(7,215)
Adjustments to maintain reserves	(12)	19	–	(7)	(7)	20	(2)	40

Net equity transactions	438,977	218,173	1,201,657	865,334	471,934	188,600	1,578,053	1,669,848

Net change in contract owners’ equity	2,720,295	2,518,045	1,628,123	1,072,529	665,502	191,782	2,967,300	1,930,029
Contract owners’ equity beginning of period	15,973,411	13,455,366	2,003,496	930,967	191,782	–	2,495,902	565,873

Contract owners’ equity end of period	$18,693,706	15,973,411	3,631,619	2,003,496	857,284	191,782	5,463,202	2,495,902

CHANGES IN UNITS:
Beginning units	1,429,256	1,408,452	139,064	74,902	20,580	–	160,974	45,800

Units purchased	241,181	247,891	97,385	76,026	44,293	21,207	111,559	129,991
Units redeemed	(203,545)	(227,087)	(20,477)	(11,864)	(4,069)	(627)	(26,997)	(14,817)

Ending units	1,466,892	1,429,256	215,972	139,064	60,804	20,580	245,536	160,974

(Continued)

6

NATIONWIDE VLI SEPARATE ACCOUNT-5

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2007 and 2006

	WRGrowth		WRHiInc		WRIntGro		WRIntVal
Investment activity:	2007	2006	2007	2006	2007	2006	2007	2006
Net investment income (loss)	$259	–	514,016	380,620	36,221	27,254	62,112	42,828
Realized gain (loss) on investments	384,163	176,466	27,166	18,008	117,581	121,850	79,760	21,990
Change in unrealized gain (loss) on investments	4,118,021	757,333	(329,125)	93,339	778,887	665,391	(182,060)	251,692
Reinvested capital gains	563,564	–	–	–	169,017	–	354,041	173,403

Net increase (decrease) in contract owners’ equity resulting from operations	5,066,007	933,799	212,057	491,967	1,101,706	814,495	313,853	489,913

Equity transactions:
Purchase payments received from contract owners (note 6)	3,206,417	3,588,136	1,082,157	963,645	893,533	739,792	772,970	532,356
Transfers between funds	(496,101)	(706,919)	691,660	122,592	750,461	42,990	633,060	492,380
Surrenders (note 6)	(1,086,251)	(627,592)	(224,254)	(158,471)	(168,141)	(158,042)	(56,528)	(22,732)
Death benefits (note 4)	(7,984)	(861)	(2,280)	(147)	(1,869)	–	(4,468)	–
Net policy repayments (loans) (note 5)	(319,135)	(245,838)	(87,470)	(41,982)	(87,556)	(70,044)	(41,182)	(20,161)
Deductions for surrender charges (note 2d)	(118,004)	(140,077)	(24,658)	(30,051)	(29,625)	(24,883)	(14,131)	(7,741)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(1,377,152)	(1,436,838)	(391,170)	(370,281)	(363,721)	(296,131)	(231,481)	(149,545)
Asset charges (note 3)	(105,433)	(93,100)	(28,675)	(23,420)	(26,041)	(19,090)	(15,156)	(8,206)
Adjustments to maintain reserves	340	(11)	8	(21)	(25)	(3)	3	(5)

Net equity transactions	(303,303)	336,900	1,015,318	461,864	967,016	214,589	1,043,087	816,346

Net change in contract owners’ equity	4,762,704	1,270,699	1,227,375	953,831	2,068,722	1,029,084	1,356,940	1,306,259
Contract owners’ equity beginning of period	19,772,957	18,502,258	5,530,409	4,576,578	4,776,219	3,747,135	2,596,206	1,289,947

Contract owners’ equity end of period	$24,535,661	19,772,957	6,757,784	5,530,409	6,844,941	4,776,219	3,953,146	2,596,206

CHANGES IN UNITS:
Beginning units	1,949,096	1,915,708	344,698	314,526	368,214	349,502	135,698	87,390

Units purchased	329,608	393,335	106,868	73,038	115,180	78,020	77,349	61,069
Units redeemed	(356,332)	(359,947)	(46,026)	(42,866)	(48,338)	(59,308)	(25,001)	(12,761)

Ending units	1,922,372	1,949,096	405,540	344,698	435,056	368,214	188,046	135,698

(Continued)

7

NATIONWIDE VLI SEPARATE ACCOUNT-5

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2007 and 2006

	WRLTBond		WRMicCpGr		WRMidCpGr		WRMMkt
Investment activity:	2007	2006	2007	2006	2007	2006	2007	2006
Net investment income (loss)	$43,812	57,131	–	–	360	3,472	79,764	63,924
Realized gain (loss) on investments	(41,223)	(3,913)	54,871	33,523	10,837	11,283	–	–
Change in unrealized gain (loss) on investments	40,058	6,172	12,703	55,674	103,621	36,209	–	–
Reinvested capital gains	–	–	–	–	49,505	283	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	42,647	59,390	67,574	89,197	164,323	51,247	79,764	63,924

Equity transactions:
Purchase payments received from contract owners (note 6)	153,013	308,183	215,551	220,749	464,243	211,933	9,300,388	5,377,189
Transfers between funds	(1,652,870)	29,204	49,031	266,418	552,262	552,222	(8,425,205)	(4,896,743)
Surrenders (note 6)	(53,321)	(35,650)	(75,883)	(13,810)	(6,985)	(12,091)	(679,451)	(27,715)
Death benefits (note 4)	–	(141)	–	–	–	–	–	(251)
Net policy repayments (loans) (note 5)	(5,707)	(20,675)	7,113	(23,629)	(2,238)	(1,916)	(61,021)	(15,379)
Deductions for surrender charges (note 2d)	(6,511)	(7,440)	(12,433)	(2,951)	(6,049)	(2,258)	(28,565)	(9,272)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(66,905)	(118,346)	(85,586)	(72,505)	(121,274)	(63,488)	(315,211)	(283,518)
Asset charges (note 3)	(4,241)	(6,589)	(5,131)	(3,797)	(6,718)	(2,757)	(12,194)	(8,456)
Adjustments to maintain reserves	(30)	11	6	4	8	(6)	142	(114)

Net equity transactions	(1,636,572)	148,557	92,668	370,479	873,249	681,639	(221,117)	135,741

Net change in contract owners’ equity	(1,593,925)	207,947	160,242	459,676	1,037,572	732,886	(141,353)	199,665
Contract owners’ equity beginning of period	1,593,925	1,385,978	1,000,169	540,493	1,028,970	296,084	1,785,123	1,585,458

Contract owners’ equity end of period	$–	1,593,925	1,160,411	1,000,169	2,066,542	1,028,970	1,643,770	1,785,123

CHANGES IN UNITS:
Beginning units	123,102	111,282	62,844	38,126	82,972	25,918	156,676	145,160

Units purchased	14,671	30,510	18,798	32,667	75,700	64,025	852,348	479,559
Units redeemed	(137,773)	(18,690)	(13,172)	(7,949)	(10,702)	(6,971)	(871,120)	(468,043)

Ending units	–	123,102	68,470	62,844	147,970	82,972	137,904	156,676

(Continued)

8

NATIONWIDE VLI SEPARATE ACCOUNT-5

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2007 and 2006

	WRMortSec		WRRealEstS		WRSciTech		WRSmCpGr
Investment activity:	2007	2006	2007	2006	2007	2006	2007	2006
Net investment income (loss)	$23,837	26,939	12,137	11,617	–	–	–	–
Realized gain (loss) on investments	(446)	(310)	79,037	16,317	310,256	156,190	273,530	251,414
Change in unrealized gain (loss) on investments	(1,235)	(2,470)	(560,484)	239,665	(173,111)	358,149	34,092	(779,737)
Reinvested capital gains	–	–	85,578	41,552	2,843,305	324,277	1,201,740	1,045,161

Net increase (decrease) in contract owners’ equity resulting from operations	22,156	24,159	(383,732)	309,151	2,980,450	838,616	1,509,362	516,838

Equity transactions:
Purchase payments received from contract owners (note 6)	164,133	118,299	577,079	382,666	2,175,149	2,227,273	1,741,423	1,897,781
Transfers between funds	60,549	102,211	364,802	468,233	228,539	247,494	(64,289)	(310,444)
Surrenders (note 6)	(48,918)	(11,690)	(177,274)	(15,316)	(543,010)	(378,779)	(627,992)	(396,239)
Death benefits (note 4)	(3,959)	–	–	(854)	(1,381)	(2,307)	(5,704)	(960)
Net policy repayments (loans) (note 5)	2,504	(275)	(2,420)	(31,266)	(233,916)	(150,795)	(163,310)	(161,231)
Deductions for surrender charges (note 2d)	(9,899)	(1,342)	(26,817)	(5,591)	(83,279)	(87,532)	(71,297)	(72,238)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(51,255)	(35,947)	(175,004)	(117,079)	(909,423)	(850,454)	(724,915)	(769,382)
Asset charges (note 3)	(2,680)	(1,834)	(9,405)	(5,395)	(67,565)	(54,880)	(57,321)	(52,430)
Adjustments to maintain reserves	17	(10)	(5)	6	22	(27)	15	(3)

Net equity transactions	110,492	169,412	550,956	675,404	565,136	949,993	26,610	134,854

Net change in contract owners’ equity	132,648	193,571	167,224	984,555	3,545,586	1,788,609	1,535,972	651,692
Contract owners’ equity beginning of period	594,363	400,792	1,732,634	748,079	11,900,782	10,112,173	11,056,184	10,404,492

Contract owners’ equity end of period	$727,011	594,363	1,899,858	1,732,634	15,446,368	11,900,782	12,592,156	11,056,184

CHANGES IN UNITS:
Beginning units	52,984	37,434	90,590	50,880	954,284	874,698	776,382	767,544

Units purchased	19,712	20,297	50,603	50,193	196,427	224,577	144,538	157,277
Units redeemed	(10,020)	(4,747)	(22,847)	(10,483)	(154,793)	(144,991)	(141,966)	(148,439)

Ending units	62,676	52,984	118,346	90,590	995,918	954,284	778,954	776,382

(Continued)

9

NATIONWIDE VLI SEPARATE ACCOUNT-5

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2007 and 2006

	WRSmCpVal		WRValue
Investment activity:	2007	2006	2007	2006
Net investment income (loss)	$104	2,369	88,261	93,908
Realized gain (loss) on investments	(9,740)	1,291	369,748	117,976
Change in unrealized gain (loss) on investments	(174,214)	80,991	(869,046)	693,310
Reinvested capital gains	92,381	135,645	569,988	352,856

Net increase (decrease) in contract owners’ equity resulting from operations	(91,469)	220,296	158,951	1,258,050

Equity transactions:
Purchase payments received from contract owners (note 6)	419,986	386,711	1,280,859	1,330,104
Transfers between funds	81,853	180,430	(318,434)	(14,645)
Surrenders (note 6)	(40,817)	(18,344)	(426,014)	(172,181)
Death benefits (note 4)	–	(315)	–	(381)
Net policy repayments (loans) (note 5)	(14,340)	(2,709)	(140,005)	(55,744)
Deductions for surrender charges (note 2d)	(15,356)	(11,341)	(48,064)	(65,663)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(134,854)	(120,027)	(529,816)	(544,410)
Asset charges (note 3)	(8,807)	(6,525)	(41,493)	(35,639)
Adjustments to maintain reserves	8	10	4	19

Net equity transactions	287,673	407,890	(222,963)	441,460

Net change in contract owners’ equity	196,204	628,186	(64,012)	1,699,510
Contract owners’ equity beginning of period	1,741,724	1,113,538	9,002,352	7,302,842

Contract owners’ equity end of period	$1,937,928	1,741,724	8,938,340	9,002,352

CHANGES IN UNITS:
Beginning units	114,326	85,404	577,038	547,120

Units purchased	40,619	40,460	98,894	107,697
Units redeemed	(22,261)	(11,538)	(113,660)	(77,779)

Ending units	132,684	114,326	562,272	577,038

See accompanying notes to financial statements.

10

NATIONWIDE VLI SEPARATE ACCOUNT-5

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 and 2006

(1)	Background and Summary of Significant Accounting Policies

(a)	Organization and Nature of Operations
Nationwide VLI Separate Account-5 (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on May 21, 1998. The Account is registered as a unit investment trust under the Investment Company Act of 1940.

The Company offers Select Life and Survivorship Life Variable Life Insurance Policies through the Account. The primary distribution for the contracts is through banks and other financial institutions; however, other distributors may be utilized.

(b)	The Contracts
Only contracts with a front-end sales charge, a contingent deferred sales charge and certain other fees are offered for purchase. See note 2 for a discussion of contract expenses and note 3 for asset charges.

Contract owners may invest in the following funds:

Portfolios of the W&R Target Funds, Inc.;

W&R Target Funds, Inc.– Asset Strategy Portfolio (WRAsStrat)

W&R Target Funds, Inc.– Balanced Portfolio (WRBal)

W&R Target Funds, Inc.– Bond Portfolio (WRBond)

W&R Target Funds, Inc.– Core Equity Portfolio (WRCoreEq)

W&R Target Funds, Inc.– Dividend Income Portfolio (WRDivInc)

W&R Target Funds, Inc.– Energy Portfolio (WREnergy)

W&R Target Funds, Inc.– Global Natural Resources Portfolio (WRGlNatRes)

W&R Target Funds, Inc.– Growth Portfolio (WRGrowth)

W&R Target Funds, Inc.– High Income Portfolio (WRHiInc)

W&R Target Funds, Inc.– International Growth Portfolio (WRIntGro)

W&R Target Funds, Inc.– International Value Portfolio (WRIntVal)

W&R Target Funds, Inc.– Limited-Term Bond Portfolio (WRLTBond)*

W&R Target Funds, Inc.– Micro Cap Growth Portfolio (WRMicCpGr)

W&R Target Funds, Inc.– Mid Cap Growth Portfolio (WRMidCpGr)

W&R Target Funds, Inc.– Money Market Portfolio (WRMMkt)

W&R Target Funds, Inc.– Mortgage Securities Portfolio (WRMortSec)

W&R Target Funds, Inc.– Real Estate Securities Portfolio (WRRealEstS)

W&R Target Funds, Inc.– Science and Technology Portfolio (WRSciTech)

W&R Target Funds, Inc.– Small Cap Growth Portfolio (WRSmCpGr)

W&R Target Funds, Inc.– Small Cap Value Portfolio (WRSmCpVal)

W&R Target Funds, Inc.– Value Portfolio (WRValue)

At December 31, 2007, contract owners were invested in all of the above funds except for those indicated with an asterisk (*). The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see notes 2 and 3). The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

(Continued)

11

NATIONWIDE VLI SEPARATE ACCOUNT-5 (NOTES TO FINANCIAL STATEMENTS, Continued)

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

(c)	Security Valuation, Transactions and Related Investment Income
Investments in underlying mutual funds are valued on the closing net asset value per share at December 31, 2007 of such funds, which value their investment securities at fair value. Fund purchases and sales are accounted for on the trade date (date the order to buy or sell is executed). The cost of investments sold is determined on a First in – First out basis, and dividends (which include capital gain distributions) are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d)	Federal Income Taxes
Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code.

The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

(e)	Use of Estimates in the Preparation of Financial Statements
The preparation of financial statements in conformity with U.S generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	New Accounting Pronouncement
In September 2006, the FASB issued SFAS 157, Fair Value Measurements (SFAS 157). SFAS 157 provides enhanced guidance for using fair value to measure assets and liabilities and requires new disclosures about fair value measurements. SFAS 157 also provides guidance regarding the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. For assets and liabilities that are measured at fair value on a recurring basis in periods subsequent to initial recognition, the reporting entity shall disclose information that enables financial statement users to assess the inputs used to develop those measurements. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years, with early adoption permitted. The Company will adopt SFAS 157 effective January 1, 2008. SFAS 157 is not expected to have a material impact on the Company’s financial position or results of operations upon adoption.

(Continued)

12

NATIONWIDE VLI SEPARATE ACCOUNT-5 (NOTES TO FINANCIAL STATEMENTS, Continued)

(2)	Policy Charges

(a)	Deductions from Premium
On Select Life and Survivorship Life insurance contracts, the Company deducts a charge for state premium taxes equal to 3.5% of all premiums received to cover the payment of these premium taxes. Additionally, the Company deducts a front-end sales load of up to 0.5% from each premium payment received for Select Life contracts. For Survivorship Life contracts, the sales load is 1.5% of each premium payment received in policy years one through ten and 0.5% thereafter. The Company may at its sole discretion reduce this sales loading.

For the periods ended December 31, 2007 and 2006, total front-end sales charge deductions were $1,339,948 and $1,105,117, respectively.

(b)	Cost of Insurance
A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge varies widely and is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

(c)	Administrative Charges
For Select Life contracts, the Company currently deducts a monthly administrative charge of $10 during the first policy year to recover policy maintenance, accounting, record keeping and other administrative expenses. For all subsequent years, a monthly administrative charge is deducted (currently $5 per month not to exceed $7.50 per month). The charges are assessed against each contract by liquidating units.

For Survivorship Life contracts, the Company currently deducts a monthly administrative charge of $10 during the first policy year; $5 during policy years 2 through 20 if the specified amount is equal to or greater than $150,000; $3 during policy years 2 through 20 if the specified amount is less than $150,000; $0 during policy years 21 and on. The Company assesses a monthly per $1,000 of specified amount charge on basic coverage for the first three policy years. The charge varies, but will not exceed $7.50 per month. If there is an increase in the specified amount, the per $1,000 charge will be assessed to the increase based on the age of the younger insured at the time of the increase. The per $1,000 charge assessed as a result of the specified amount increase will be assessed for three policy years. The charges are assessed against each contract by liquidating units.

(d)	Surrender Charges
Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The amount of the charge is based upon a specified percentage of the initial surrender charge which varies by issue age, sex and rate class. For Select Life and Survivorship Life contracts, the charge is 100% of the initial surrender charge in the first year, declining a specified amount each year of the initial surrender charge. After the purchase payment has been held in the contract for nine years, the charge is 0%.

The Company may waive the surrender charge for certain contracts in which the sales expenses normally associated with the distribution of a contract are not incurred.

(Continued)

13

NATIONWIDE VLI SEPARATE ACCOUNT-5 (NOTES TO FINANCIAL STATEMENTS, Continued)

(3)	Asset Charges
For Select Life contracts, the Company deducts a monthly charge of 0.50% on the first $25,000 of cash value attributable to the variable account, 0.25% of $25,001 up to $250,000 of cash value attributable to the variable account, and 0.08% of cash value attributable to the variable account in excess of $250,000.

For Survivorship Life contracts, during the first through fifteenth policy year, the Company deducts a monthly charge of 0.60% on the first $25,000 of cash value attributable to the variable account, 0.30% on $25,001 up to $250,000 of cash value attributable to the variable account, and 0.10% of cash value attributable to the variable account in excess of $250,000. Thereafter, the charge is 0.60% of the first $25,000 of cash value attributable to the variable account and 0.10% of cash value attributable to the variable account in excess of $25,000.

The above charges are assessed against each contract by liquidating units.

(4)	Death Benefits
For Select Life contracts, death benefit proceeds result in a redemption of the contract value from the Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For Survivorship Life contracts, the proceeds are payable on the death of the last surviving insured. In the event that the guaranteed death benefit exceeds the contract value on the date of death, the excess is paid by the Company’s general account.

(5)	Policy Loans (Net of Repayments)
Contract provisions allow contract owners to borrow 90% of a policy’s cash surrender value (90% of the variable account value less the applicable deferred sales charge value). Select Life and Survivorship Life contracts are charged interest equal to 3.9% of the outstanding loan balance which is due and payable in advance on the policy anniversary.

At the time the loan is granted, the amount of the loan is transferred from the Account to the Company’s general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Interest credited is paid by the Company’s general account to the Account. Loan repayments result in a transfer of collateral including interest back to the Account.

(6)	Related Party Transactions
The Company performs various services on behalf of the Mutual Fund Companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Contract owners may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. These transfers are the result of the contract owner executing fund exchanges. Fund exchanges from the Account to the fixed account are included in surrenders, and fund exchanges from the fixed account to the Account are included in purchase payments received from contact owners, as applicable, on the accompanying Statements of Change in Contract Owners’ Equity.

Policy loan transactions (note 5), executed at the direction of the contract owner, also result in transfers between the Account and the fixed account of the Company. The fixed account assets are not reflected in the accompanying financial statements.

For the periods ended December 31, 2007 and 2006, total transfers into the Account from the fixed account were $1,282,178 and $455,913, respectively, and total transfers from the Account to the fixed account were $2,746,136 and $1,687,417, respectively.

(Continued)

14

NATIONWIDE VLI SEPARATE ACCOUNT-5 (NOTES TO FINANCIAL STATEMENTS, Continued)

(7)	Financial Highlights
The following is a summary of units, unit fair values and contract owners’ equity outstanding for variable universal life contracts as of the end of the periods indicated, and the contract expense rate, investment income ratio and total return for the five year period ended December 31, 2007.

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***

W&R Target Funds, Inc. – Asset Strategy Portfolio
2007	0.00%	1,124,176	$26.258105	$29,518,731	0.72%	44.11%
2006	0.00%	949,996	18.220578	17,309,476	0.38%	20.15%
2005	0.00%	792,586	15.165132	12,019,671	0.98%	24.27%
2004	0.00%	687,372	12.203056	8,388,039	1.56%	13.30%
2003	0.00%	533,948	10.770735	5,751,012	1.39%	11.47%

W&R Target Funds, Inc. – Balanced Portfolio
2007	0.00%	447,252	15.203256	6,799,687	1.43%	13.67%
2006	0.00%	444,334	13.375394	5,943,142	1.43%	11.21%
2005	0.00%	457,136	12.027106	5,498,023	1.30%	5.01%
2004	0.00%	447,320	11.452888	5,123,106	1.65%	8.93%
2003	0.00%	362,437	10.513531	3,810,493	0.86%	19.09%

W&R Target Funds, Inc. – Bond Portfolio
2007	0.00%	542,976	14.522699	7,885,477	4.70%	5.67%
2006	0.00%	371,000	13.743617	5,098,882	4.70%	4.24%
2005	0.00%	343,498	13.184169	4,528,736	4.69%	1.61%
2004	0.00%	304,690	12.974723	3,953,268	4.45%	3.88%
2003	0.00%	291,704	12.490076	3,643,405	5.06%	4.18%

W&R Target Funds, Inc. – Core Equity Portfolio
2007	0.00%	1,466,892	12.743751	18,693,706	0.65%	14.03%
2006	0.00%	1,429,256	11.176032	15,973,411	0.91%	16.99%
2005	0.00%	1,408,452	9.553301	13,455,366	0.35%	9.01%
2004	0.00%	1,352,874	8.764021	11,856,616	0.68%	9.57%
2003	0.00%	1,223,264	7.998637	9,784,445	0.90%	17.27%

W&R Target Funds, Inc. – Dividend Income Portfolio
2007	0.00%	215,972	16.815229	3,631,619	1.06%	16.72%
2006	0.00%	139,064	14.407005	2,003,496	1.68%	15.91%
2005	0.00%	74,902	12.429138	930,967	1.57%	13.03%
2004	0.00%	29,352	10.996320	322,764	1.86%	9.96%
2003	0.00%	4	10.000000	40	0.00%	0.00% 1	1/21/03

W&R Target Funds, Inc. – Energy Portfolio
2007	0.00%	60,804	14.099137	857,284	0.56%	51.30%
2006	0.00%	20,580	9.318860	191,782	0.81%	-6.81% 0	5/01/06

W&R Target Funds, Inc. – Global Natural Resources Portfolio
2007	0.00%	245,536	22.250106	5,463,202	0.03%	43.50%
2006	0.00%	160,974	15.505001	2,495,902	0.48%	25.49%
2005	0.00%	45,800	12.355299	565,873	0.00%	23.55% 0	6/01/05

W&R Target Funds, Inc. – Growth Portfolio
2007	0.00%	1,922,372	12.763222	24,535,661	0.00%	25.81%
2006	0.00%	1,949,096	10.144681	19,772,957	0.00%	5.04%
2005	0.00%	1,915,708	9.658183	18,502,258	0.00%	11.23%
2004	0.00%	1,765,286	8.683167	15,328,273	0.31%	3.31%
2003	0.00%	1,437,097	8.405176	12,079,053	0.00%	23.06%

W&R Target Funds, Inc. – High Income Portfolio
2007	0.00%	405,540	16.663667	6,757,784	8.22%	3.86%
2006	0.00%	344,698	16.044215	5,530,409	7.63%	10.26%
2005	0.00%	314,526	14.550714	4,576,578	8.07%	2.54%
2004	0.00%	281,156	14.189601	3,989,491	7.82%	9.86%
2003	0.00%	218,833	12.915738	2,826,390	9.62%	19.74%
(Continued)

15

NATIONWIDE VLI SEPARATE ACCOUNT-5 (NOTES TO FINANCIAL STATEMENTS, Continued)

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***

W&R Target Funds, Inc. – International Growth Portfolio
2007	0.00%	435,056	$15.733472	$6,844,941	0.63%	21.29%
2006	0.00%	368,214	12.971313	4,776,219	0.64%	20.99%
2005	0.00%	349,502	10.721355	3,747,135	2.42%	16.47%
2004	0.00%	305,342	9.204986	2,810,669	0.72%	14.00%
2003	0.00%	262,213	8.074653	2,117,279	1.98%	24.90%

W&R Target Funds, Inc. – International Value Portfolio
2007	0.00%	188,046	21.022230	3,953,146	1.79%	9.88%
2006	0.00%	135,698	19.132236	2,596,206	2.37%	29.62%
2005	0.00%	87,390	14.760810	1,289,947	2.95%	11.16%
2004	0.00%	33,454	13.278601	444,222	2.94%	22.68%
2003	0.00%	124	10.824073	1,342	10.65%	8.24% 1	1/21/03

W&R Target Funds, Inc. – Limited-Term Bond Portfolio
2006	0.00%	123,102	12.947999	1,593,925	3.83%	3.96%
2005	0.00%	111,282	12.454645	1,385,978	3.84%	1.68%
2004	0.00%	78,084	12.248689	956,427	2.87%	1.61%
2003	0.00%	63,722	12.054200	768,118	3.05%	3.16%

W&R Target Funds, Inc. – Micro Cap Growth Portfolio
2007	0.00%	68,470	16.947723	1,160,411	0.00%	6.49%
2006	0.00%	62,844	15.915113	1,000,169	0.00%	12.26%
2005	0.00%	38,126	14.176497	540,493	0.00%	20.87%
2004	0.00%	17,316	11.729102	203,101	0.00%	10.05%
2003	0.00%	101	10.657894	1,076	0.00%	6.58% 1	1/21/03

W&R Target Funds, Inc. – Mid Cap Growth Portfolio
2007	0.00%	147,970	13.965952	2,066,542	0.02%	12.62%
2006	0.00%	82,972	12.401416	1,028,970	0.56%	8.56%
2005	0.00%	25,918	11.423889	296,084	0.00%	14.24% 0	6/01/05

W&R Target Funds, Inc. – Money Market Portfolio
2007	0.00%	137,904	11.919671	1,643,770	4.47%	4.62%
2006	0.00%	156,676	11.393726	1,785,123	4.17%	4.32%
2005	0.00%	145,160	10.922141	1,585,458	2.53%	2.49%
2004	0.00%	104,152	10.656792	1,109,926	0.72%	0.69%
2003	0.00%	78,441	10.583415	830,174	0.57%	0.52%

W&R Target Funds, Inc. – Mortgage Securities Portfolio
2007	0.00%	62,676	11.599517	727,011	3.59%	3.40%
2006	0.00%	52,984	11.217790	594,363	5.55%	4.77%
2005	0.00%	37,434	10.706622	400,792	7.09%	2.00%
2004	0.00%	4,840	10.497120	50,806	7.30%	4.97% 0	5/03/04

W&R Target Funds, Inc. – Real Estate Securities Portfolio
2007	0.00%	118,346	16.053419	1,899,858	0.60%	-16.07%
2006	0.00%	90,590	19.126109	1,732,634	0.97%	30.08%
2005	0.00%	50,880	14.702801	748,079	2.31%	10.83%
2004	0.00%	12,120	13.266020	160,784	3.03%	32.66% 0	5/03/04

W&R Target Funds, Inc. – Science and Technology Portfolio
2007	0.00%	995,918	15.509679	15,446,368	0.00%	24.37%
2006	0.00%	954,284	12.470902	11,900,782	0.00%	7.87%
2005	0.00%	874,698	11.560759	10,112,173	0.00%	17.24%
2004	0.00%	782,100	9.860415	7,711,831	0.00%	16.25%
2003	0.00%	622,777	8.482074	5,282,441	0.00%	30.46%

W&R Target Funds, Inc. – Small Cap Growth Portfolio
2007	0.00%	778,954	16.165468	12,592,156	0.00%	13.52%
2006	0.00%	776,382	14.240650	11,056,184	0.00%	5.05%
2005	0.00%	767,544	13.555564	10,404,492	0.00%	12.88%
2004	0.00%	751,440	12.008612	9,023,751	0.00%	14.29%
2003	0.00%	643,039	10.506816	6,756,292	0.00%	35.77%
(Continued)

16

NATIONWIDE VLI SEPARATE ACCOUNT-5 (NOTES TO FINANCIAL STATEMENTS, Continued)

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***

W&R Target Funds, Inc. – Small Cap Value Portfolio
2007	0.00%	132,684	$14.605591	$1,937,928	0.01%	-4.13%
2006	0.00%	114,326	15.234712	1,741,724	0.17%	16.84%
2005	0.00%	85,404	13.038481	1,113,538	0.00%	4.15%
2004	0.00%	42,020	12.519028	526,050	0.00%	15.02%
2003	0.00%	10	10.884196	109	0.00%	8.84% 1	1/21/03

W&R Target Funds, Inc – Value Portfolio
2007	0.00%	562,272	15.896826	8,938,340	0.94%	1.90%
2006	0.00%	577,038	15.600969	9,002,352	1.19%	16.88%
2005	0.00%	547,120	13.347788	7,302,842	1.51%	4.42%
2004	0.00%	486,556	12.782454	6,219,380	1.21%	14.70%
2003	0.00%	388,841	11.144045	4,333,262	0.68%	25.11%

Contract Owners’ Equity Total By Year

2007				$161,353,622

2006				$123,128,108

2005				$99,004,483

2004				$78,178,504

2003				$57,984,931

*
This represents the annual contract expense rate of the variable account for the period indicated and includes only those expenses that are assessed through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.

**
This represents the dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by average net assets. The ratios exclude those expenses, such as mortality and expense charges or cost of insurance charges, that result in direct reductions to the contractholder accounts either through reductions in unit values or redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***
This represents the total return for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit value for expenses assessed. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the period.

17

Management Report on Internal Control Over Financial Reporting

The management of Nationwide Life Insurance Company and subsidiaries (the Company) is responsible for the preparation and integrity of the consolidated financial statements and other financial information contained in this Annual Report on Form 10-K. The consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and where necessary, include amounts that are based on the best estimates and judgment of management. Management believes the consolidated financial statements present fairly the Company’s financial position and results of operations and that other financial data contained in the Annual Report on Form 10-K has been compiled in a manner consistent with the consolidated financial statements.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Rule 13a-15(f) under the Securities Exchange Act of 1934. Our internal control system was designed to provide reasonable assurance to management and our Board of Directors regarding the preparation and fair presentation of published financial statements. All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to the preparation and presentation of financial statements.

Our management assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2007. In making this assessment, our management used the criteria set forth in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based on those criteria, our management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2007.

Our independent registered public accounting firm, KPMG LLP, performed audits of the Company’s consolidated financial statements. Management has made available to KPMG LLP all of the Company’s financial records and related data.

Management also recognizes its responsibility for fostering a strong ethical business environment that ensures the Company’s affairs are conducted according to the highest standards of professional conduct, honesty and integrity. The Company’s Code of Conduct and Business Practices (Code), which is posted on the Company’s web site, reflects this responsibility. The Code addresses the necessity of ensuring open communication within the Company; potential conflicts of interest; marketing practices; compliance with all laws, including those relating to financial disclosure; and the confidentiality of proprietary information. The Company’s Office of Ethics and Business Practices is responsible for raising employee awareness of the Company’s Code and serves as a confidential resource for inquiries and reporting.

The Audit Committee of the Board of Directors of the Company, composed of independent directors pursuant to the New York Stock Exchange listing standards and rules of the Securities and Exchange Commission, meets periodically with the external and internal auditors, jointly and separately, to evaluate the effectiveness of work performed by them in discharging their respective responsibilities and to assure their independence and free access to the Audit Committee.

/s/ Mark R. Thresher
Name: Mark R. Thresher
Title: President and Chief Operating Officer
February 29, 2008

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholder

Nationwide Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, shareholder’s equity and cash flows for each of the years in the three-year period ended December 31, 2007. In connection with our audits of the consolidated financial statements, we also have audited the financial statement schedules as listed in the accompanying index. These consolidated financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 3 to the consolidated financial statements, the Company adopted the American Institute of Certified Public Accountants’ Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts, in 2007.

/s/ KPMG LLP
Columbus, Ohio
February 29, 2008

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Income

(in millions)

	Years ended December 31,
	2007	2006	2005
Revenues:
Policy charges	$1,208.3	$1,132.6	$1,055.1
Premiums	291.7	308.3	260.0
Net investment income	1,975.8	2,058.5	2,105.2
Net realized investment (losses) gains	(166.2)	7.1	10.6
Other income	7.5	0.2	2.2

Total revenues	3,317.1	3,506.7	3,433.1

Benefits and expenses:
Interest credited to policyholder accounts	1,262.6	1,330.1	1,331.0
Benefits and claims	479.3	450.3	377.5
Policyholder dividends	24.5	25.6	33.1
Amortization of deferred policy acquisition costs	368.5	450.3	466.3
Interest expense, primarily with Nationwide Financial Services, Inc. (NFS)	70.0	65.5	66.3
Other operating expenses	529.5	536.8	538.3

Total benefits and expenses	2,734.4	2,858.6	2,812.5

Income from continuing operations before federal income tax expense	582.7	648.1	620.6
Federal income tax expense	128.5	28.7	95.8

Income from continuing operations	454.2	619.4	524.8
Cumulative effect of adoption of accounting principle, net of taxes	(6.0)	—	—

Net income	$448.2	$619.4	$524.8

See accompanying notes to consolidated financial statements.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Balance Sheets

(in millions, except per share amounts)

	December 31,
	2007	2006
Assets
Investments:
Securities available-for-sale, at fair value:
Fixed maturity securities (cost $24,021.2 and $25,197.2)	$23,933.4	$25,275.4
Equity securities (cost $69.6 and $28.5)	72.9	34.4
Mortgage loans on real estate, net	7,615.4	8,202.2
Short-term investments, including amounts managed by a related party	959.1	1,722.0
Other investments	1,330.8	1,292.9

Total investments	33,911.6	36,526.9

Cash	1.3	0.5
Accrued investment income	314.3	323.6
Deferred policy acquisition costs	3,997.4	3,758.0
Other assets	1,638.9	2,001.5
Separate account assets	69,676.5	67,351.9

Total assets	$109,540.0	$109,962.4

Liabilities and Shareholder’s Equity
Liabilities:
Future policy benefits and claims	$31,998.4	$34,409.4
Short-term debt	285.3	75.2
Long-term debt, payable to NFS	700.0	700.0
Other liabilities	2,642.6	2,980.2
Separate account liabilities	69,676.5	67,351.9

Total liabilities	105,302.8	105,516.7

Shareholder’s equity:
Common stock ($1 par value; authorized - 5.0 shares; issued and outstanding - 3.8 shares)	3.8	3.8
Additional paid-in capital	274.4	274.4
Retained earnings	4,049.5	4,138.8
Accumulated other comprehensive (loss) income	(90.5)	28.7

Total shareholder’s equity	4,237.2	4,445.7

Total liabilities and shareholder’s equity	$109,540.0	$109,962.4

See accompanying notes to consolidated financial statements.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Changes in Shareholder’s Equity

(in millions)

	Capital shares	Additional paid-in capital	Retained earnings	Accumlated other comprehensive income (loss)	Total shareholder’s equity
Balance as of December 31, 2004	$3.8	$274.4	$3,554.6	$393.8	$4,226.6
Dividends to NFS	—	—	(185.0)	—	(185.0)

Comprehensive income:
Net income	—	—	524.8	—	524.8
Other comprehensive loss, net of taxes	—	—	—	(300.2)	(300.2)

Total comprehensive income					224.6

Balance as of December 31, 2005	3.8	274.4	3,894.4	93.6	4,266.2
Dividends to NFS	—	—	(375.0)	—	(375.0)

Comprehensive income:
Net income	—	—	619.4	—	619.4
Other comprehensive loss, net of taxes	—	—	—	(64.9)	(64.9)

Total comprehensive income					554.5

Balance as of December 31, 2006	3.8	274.4	4,138.8	28.7	4,445.7
Dividends to NFS	—	—	(537.5)	—	(537.5)

Comprehensive income:
Net income	—	—	448.2	—	448.2
Other comprehensive loss, net of taxes	—	—	—	(119.2)	(119.2)

Total comprehensive income					329.0

Balance as of December 31, 2007	$3.8	$274.4	$4,049.5	$(90.5)	$4,237.2

See accompanying notes to consolidated financial statements.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Cash Flows

(in millions)

	Years ended December 31,
	2007	2006	2005
Cash flows from operating activities:
Net income	$448.2	$619.4	$524.8
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment losses (gains)	166.2	(7.1)	(10.6)
Interest credited to policyholder accounts	1,262.6	1,330.1	1,331.0
Capitalization of deferred policy acquisition costs	(612.6)	(569.6)	(460.5)
Amortization of deferred policy acquisition costs	368.5	450.3	466.3
Amortization and depreciation	22.3	46.6	65.6
Decrease (increase) in other assets	410.5	(298.0)	591.0
(Decrease) increase in policy and other liabilities	(230.3)	228.8	(511.4)
Other, net	8.5	0.1	(114.9)

Net cash provided by operating activities	1,843.9	1,800.6	1,881.3

Cash flows from investing activities:
Proceeds from maturity of securities available-for-sale	4,379.8	5,128.6	4,198.5
Proceeds from sale of securities available-for-sale	4,657.5	2,267.3	2,619.7
Proceeds from repayments or sales of mortgage loans on real estate	2,467.7	2,430.8	2,854.6
Cost of securities available-for-sale acquired	(8,008.3)	(5,658.9)	(6,924.1)
Cost of mortgage loans on real estate originated or acquired	(1,887.0)	(2,180.4)	(2,524.9)
Net decrease (increase) in short-term investments	762.9	(125.4)	56.9
Collateral (paid) received - securities lending, net	(175.6)	(332.6)	36.6
Other, net	(68.6)	52.1	121.6

Net cash provided by investing activities	2,128.4	1,581.5	438.9

Cash flows from financing activities:
Net increase (decrease) in short-term debt	210.1	(167.1)	27.3
Cash dividends paid to NFS	(537.5)	(375.0)	(185.0)
Investment and universal life insurance product deposits	3,586.1	3,400.8	2,845.4
Investment and universal life insurance product withdrawals	(7,230.2)	(6,241.2)	(5,022.5)

Net cash used in financing activities	(3,971.5)	(3,382.5)	(2,334.8)

Net increase (decrease) in cash	0.8	(0.4)	(14.6)
Cash, beginning of period	0.5	0.9	15.5

Cash, end of period	$1.3	$0.5	$0.9

See accompanying notes to consolidated financial statements.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements

December 31, 2007, 2006 and 2005

(1)	Nature of Operations
Nationwide Life Insurance Company (NLIC, or collectively with its subsidiaries, the Company) was incorporated in 1929 and is an Ohio stock legal reserve life insurance company. The Company is a member of the Nationwide group of companies (Nationwide), which is comprised of Nationwide Mutual Insurance Company (NMIC) and all of its subsidiaries and affiliates.

All of the outstanding shares of NLIC’s common stock are owned by NFS, a holding company formed by Nationwide Corporation (Nationwide Corp.), a majority-owned subsidiary of NMIC.

Wholly-owned subsidiaries of NLIC as of December 31, 2007 include Nationwide Life and Annuity Insurance Company (NLAIC) and Nationwide Investment Services Corporation (NISC). NLAIC offers universal life insurance, variable universal life insurance, corporate-owned life insurance (COLI) and individual annuity contracts on a non-participating basis. NISC is a registered broker/dealer.

The Company is a leading provider of long-term savings and retirement products in the United States of America (U.S.). The Company develops and sells a diverse range of products including individual annuities, private and public sector group retirement plans, other investment products sold to institutions, life insurance and advisory services.

The Company sells its products through a diverse distribution network. Unaffiliated entities that sell the Company’s products to their own customer bases include independent broker/dealers, financial institutions, wirehouse and regional firms, pension plan administrators, and life insurance specialists. Representatives of affiliates who market products directly to a customer base include Nationwide Retirement Solutions, Inc. (NRS), Nationwide Financial Network (NFN) producers; and Mullin TBG Insurance Agency Services, LLC, a joint venture between NFS’ majority-owned subsidiary, TBG Insurance Services Corporation d/b/a TBG Financial, and MC Insurance Agency Services, LLC d/b/a Mullin Consulting. The Company also distributes products through the agency distribution force of its ultimate majority parent company, NMIC.

As of December 31, 2007 and 2006, the Company did not have a significant concentration of financial instruments in a single investee, industry or geographic region of the U.S. Also, the Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region of the U.S. in which business is conducted that makes it overly vulnerable to a single event which could cause a severe impact to the Company’s financial position.

(2)	Summary of Significant Accounting Policies
The Company’s significant accounting policies that materially affect financial reporting are summarized below. The accompanying consolidated financial statements were prepared in accordance with United States generally accepted accounting principles (GAAP).

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ significantly from those estimates.

The Company’s most significant estimates include those used to determine the following: the balance, recoverability and amortization of deferred policy acquisition costs (DAC) for investment and universal life insurance products; impairment losses on investments; valuation allowances for mortgage loans on real estate; the liability for future policy benefits and claims; and federal income tax provision. Although some variability is inherent in these estimates, recorded amounts reflect management’s best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

Certain items in the 2006 and 2005 consolidated financial statements and related notes have been reclassified to conform to the current presentation.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

(a) Consolidation Policy

The consolidated financial statements include the accounts of NLIC and companies in which NLIC directly or indirectly has a controlling financial interest. Minority interest expense is included in other operating expenses in the consolidated statements of income, and minority interest is included in other liabilities on the consolidated balance sheets. All significant intercompany balances and transactions were eliminated.

(b) Valuation of Investments, Investment Income and Related Gains and Losses

The Company is required to classify its fixed maturity securities and marketable equity securities as held-to-maturity, available-for-sale or trading. All fixed maturity and marketable equity securities are classified as available-for-sale. Available-for-sale securities are stated at fair value, with unrealized gains and losses, net of adjustments to DAC, future policy benefits and claims, and deferred federal income taxes reported as a separate component of accumulated other comprehensive income (AOCI) in shareholder’s equity. The adjustment to DAC represents the changes in amortization of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized and allocated to the product lines. The adjustment to future policy benefits and claims represents the increase in policy reserves from using a discount rate that would have been required had such unrealized amounts been realized and the proceeds reinvested at then current market interest rates, which were lower than the then current effective portfolio rate.

The fair value of fixed maturity and marketable equity securities is generally obtained from independent pricing services based on market quotations. For fixed maturity securities not priced by independent services (generally private placement securities), an internally developed pricing model or “corporate pricing matrix” is most often used. The corporate pricing matrix is developed by obtaining private spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced using the corporate matrix are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. Additionally, a “structured product model” is used to value certain fixed maturity securities with complex cash flows, such as certain mortgage-backed and asset-backed securities,. The structured product model uses third party pricing tools. For securities for which quoted market prices are not available and for which the Company’s structured product model is not suitable for estimating fair values, fair values are determined using other modeling techniques, primarily a commercial software application utilized in valuing complex securitized investments with variable cash flows. The company also utilized broker quotes in pricing securities or to validate modeled prices. As of December 31, 2007, 70% of the fair values of fixed maturity securities were obtained from independent pricing services, 17% from the Company’s pricing matrices and 13% from other sources compared to 71%, 20% and 9%, respectively, in 2006.

Management regularly reviews each investment in its fixed maturity and equity securities portfolios to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments.

For debt and equity securities not subject to Emerging Issues Task Force Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets (EITF 99-20), an other-than-temporary impairment charge is taken when the Company does not have the ability and intent to hold the security until the forecasted recovery or if it is no longer probable that the Company will recover all amounts due under the contractual terms of the security. Many criteria are considered during this process including, but not limited to, the current fair value as compared to cost or amortized cost, as appropriate, of the security; the amount and length of time a security’s fair value has been below cost or amortized cost; specific credit issues and financial prospects related to the issuer; management’s intent to hold or dispose of the security; and current economic conditions. Other-than-temporary impairment losses result in a permanent reduction to the cost basis of the underlying investment.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

In addition to the above, for certain securitized financial assets with contractual cash flows, including asset-backed securities, EITF 99-20 also requires the Company to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is not greater than or equal to its carrying value based on current information and events, and if there has been an adverse change in estimated cash flows since the last revised estimate (considering both timing and amount), then the Company recognizes an other-than-temporary impairment and writes down the investment to fair value.

For mortgage-backed securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. When estimated prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income. All other investment income is recorded using the interest method without anticipating the impact of prepayments.

The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan is impaired, a provision for loss is established equal to either the difference between the carrying value and the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is collateral dependent. In addition to the valuation allowance on specific loans, the Company maintains an allowance not yet specifically identified by loan for probable losses inherent in the loan portfolio as of the balance sheet date. The valuation allowance account for mortgage loans on real estate reflects management’s best estimate of probable credit losses, including losses incurred at the balance sheet date but not yet identified by specific loan. Management’s periodic evaluation of the adequacy of the allowance for losses is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Changes in the valuation allowance are recorded in net realized investment gains and losses. Loans in foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in net investment income in the period received.

The Company grants mainly commercial mortgage loans on real estate to customers throughout the U.S. As of December 31, 2007, the Company’s largest exposure to any single borrower, region and property type was 2%, 24% and 33%, respectively, of the Company’s general account mortgage loan portfolio, compared to 3%, 26% and 33%, respectively, as of December 31, 2006.

Real estate to be held and used is carried at cost less accumulated depreciation. Real estate designated as held for disposal is not depreciated and is carried at the lower of the carrying value at the time of such designation or fair value less cost to sell. Other long-term investments are carried on the equity method of accounting.

Impairment losses are recorded on investments in long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts.

Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Changes in the Company’s mortgage loan valuation allowance and recognition of impairment losses for other-than-temporary declines in the fair values of applicable investments are included in net realized investment gains and losses.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

(c) Derivative Instruments

Derivatives are carried at fair value. On the date the derivative contract is entered into, the Company designates the derivative as a hedge of the fair value of a recognized asset or liability or of an unrecognized firm commitment (fair value hedge); a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge); a foreign currency fair value or cash flow hedge (foreign currency hedge); or a non-hedge transaction. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for entering into various hedge transactions. This process includes linking all derivatives that are designated as fair value, cash flow or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. The Company also formally assesses, both at the hedge’s inception and on an ongoing basis, whether the derivatives that are used for hedging transactions are expected to be and, for ongoing hedging relationships, have been highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not, or is not expected to be, highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively.

The Company enters into interest rate swaps, cross-currency swaps or Euro futures to hedge the fair value of existing fixed rate assets and liabilities. In addition, the Company uses short U.S. Treasury future positions to hedge the fair value of bond and mortgage loan commitments. Typically, the Company is hedging the risk of changes in fair value attributable to changes in benchmark interest rates. Derivative instruments classified as fair value hedges are carried at fair value, with changes in fair value recorded in net realized investment gains and losses. Changes in the fair value of the hedged item that are attributable to the risk being hedged are also recorded in net realized investment gains and losses.

Accrued interest receivable or payable under interest rate and foreign currency swaps are recognized as an adjustment to net investment income or interest credited to policyholder accounts consistent with the nature of the hedged item, except for interest rate swaps hedging the anticipated sale of investments where amounts receivable or payable under the swaps are recorded as net realized investment gains and losses, and except for interest rate swaps hedging the anticipated purchase of investments where amounts receivable or payable under the swaps are initially recorded in AOCI to the extent the hedging relationship is effective.

The Company periodically may enter into a derivative transaction that will not qualify for hedge accounting. The Company does not enter into speculative positions. Although these transactions do not qualify for hedge accounting, or have not been designated in hedging relationships by the Company, they are part of its overall risk management strategy. For example, the Company may sell credit default protection through a credit default swap. Although the credit default swap is not effective in hedging specific investments, the income stream allows the Company to manage overall investment yields while exposing the Company to acceptable credit risk. The Company may enter into a cross-currency basis swap (pay a variable U.S. rate and receive a variable foreign-denominated rate) to eliminate the foreign currency exposure of a variable rate foreign-denominated liability. Although basis swaps may qualify for hedge accounting, the Company has chosen not to designate these derivatives as hedging instruments due to the difficulty in assessing and monitoring effectiveness for both sides of the basis swap. Derivative instruments that do not qualify for hedge accounting or are not designated as hedging instruments are carried at fair value, with changes in fair value recorded in net realized investment gains and losses.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

(d) Revenues and Benefits

Investment and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, COLI, bank-owned life insurance (BOLI) and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance charges, administrative fees and surrender charges that have been earned and assessed against policy account balances during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts and universal life contracts is determined based on the nature of such fees. Asset fees, cost of insurance charges and administrative fees are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Policy benefits and claims that are charged to expense include interest credited to policyholder accounts and benefits and claims incurred in the period in excess of related policyholder accounts.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and primarily consist of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contract. This association is accomplished through the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

(e) Deferred Policy Acquisition Costs for Investment and Universal Life Insurance Products

The Company has deferred certain costs of acquiring investment and universal life insurance products business, principally commissions, certain expenses of the policy issue and underwriting department, and certain variable sales expenses that relate to and vary with the production of new and renewal business. In addition, the Company defers sales inducements, such as interest credit bonuses and jumbo deposit bonuses. Investment products primarily consist of individual and group variable and fixed deferred annuities in the Individual Investments and Retirement Plans segments. Universal life insurance products include universal life insurance, variable universal life insurance, COLI, BOLI and other interest-sensitive life insurance policies in the Individual Protection segment. DAC are subject to recoverability testing in the year of policy issuance and loss recognition testing at the end of each reporting period.

For investment and universal life insurance products, DAC is being amortized with interest over the lives of the policies in relation to the present value of estimated gross profits from projected interest margins, asset fees, cost of insurance charges, administration fees, surrender charges, and net realized investment gains and losses less policy benefits and policy maintenance expenses. The DAC asset related to investment and universal life insurance products is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale, as described in Note 2(b) to the audited consolidated financial statements included in the F pages of this report.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

The assumptions used in the estimation of future gross profits are based on the Company’s current best estimates of future events and are reviewed as part of an annual process during the second quarter. During the annual process, the Company performs a comprehensive study of assumptions, including mortality and persistency studies, maintenance expense studies, and an evaluation of projected general and separate account investment returns. The most significant assumptions that are involved in the estimation of future gross profits include future net separate account investment performance, surrender/lapse rates, interest margins and mortality. Currently, the Company’s long-term assumption for net separate account investment performance is approximately 7% growth per year and varies by product. This assumption, like others, is reviewed as part of the annual process. If this assumption were unlocked, the date of the unlocking could become the anchor date used in the reversion to the mean process (defined below). Variances from the long-term assumption are expected since the majority of the investments in the underlying separate accounts are in equity securities, which strongly correlate with the Standard & Poor’s (S&P) 500 Index in the aggregate. The reversion to the mean process is based on actual net separate account investment performance from the anchor date to the valuation date. The Company then assumes different performance levels over the next three years such that the separate account mean return measured from the anchor date to the end of the life of the product equals the long-term assumption. The assumed net separate account investment performance used in the DAC models is intended to reflect what is anticipated. However, based on historical returns of the S&P 500 Index, and as part of its pre-set parameters, the Company’s reversion to the mean process generally limits net separate account investment performance to 0-15% during the three-year reversion period. See below for a discussion of current year assumption changes.

Changes in assumptions can have a significant impact on the amount of DAC reported for investment and universal life insurance products and their related amortization patterns. In the event actual experience differs from assumptions or future assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense, which could be significant. In general, increases in the estimated long-term general and separate account returns result in increased expected future profitability and may lower the rate of DAC amortization, while increases in long-term lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

In addition to the comprehensive annual study of assumptions, management evaluates the appropriateness of the individual variable annuity DAC balance quarterly within pre-set parameters. These parameters are designed to appropriately reflect the Company’s long-term expectations with respect to individual variable annuity contracts while also evaluating the potential impact of short-term experience on the Company’s recorded individual variable annuity DAC balance. If the recorded balance of individual variable annuity DAC falls outside of these parameters for a prescribed time period, or if the recorded balance falls outside of these parameters and management determines it is not reasonably possible to get back within the parameters during this time period, assumptions are required to be unlocked, and DAC is recalculated using revised best estimate assumptions. When DAC assumptions are unlocked and revised, the Company continues to use the reversion to the mean process. See below for a discussion of current year assumption changes.

At the end of the second quarter of 2007, the Company determined as part of its analysis of DAC that the overall profitability of separate account products is expected to exceed previous estimates due to favorable financial market trends. Accordingly, the Company unlocked its DAC assumptions after completing a comprehensive review of assumptions used to project DAC and other related balances, including sales inducement assets, unearned revenue reserves, and guaranteed minimum death and income benefit reserves. This review covered all assumptions including expected separate account investment returns, lapse rates, mortality and expenses. Additionally, while the Company estimates that the overall profitability of its variable products has improved, it also expects the long-term net growth in separate account investment performance to moderate. As a result of its current analysis, including its evaluation of ongoing trends and expectations regarding financial market performance, the Company reduced its long-term net separate account growth rate assumption from approximately 8% to approximately 7%. The Company unlocked assumptions, as appropriate, for all investment products and variable universal life insurance products in order to remain consistent across product lines using revised assumptions which reflect the Company’s current best estimate of future events. Therefore, in the second quarter of 2007, the Company recorded a net increase in DAC and a benefit to DAC amortization and other related balances totaling $221.6 million pre-tax, which was reported in the following segments in the pre-tax amounts indicated: Individual Investments - $196.4 million; Retirement Plans - $10.5 million; and Individual Protection - $14.7 million.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

The most significant assumption changes that resulted from the Company’s unlocking decisions were resetting the anchor date for reversion to the mean calculations to June 30, 2007, resulting in resetting the assumption for net separate account growth to approximately 7% during the three-year reversion period; resetting the long-term assumption for net separate account growth and the discount rate used to calculate the present value of estimated gross profits to approximately 7% (formerly approximately 8%); and increasing estimated lapse rates for fixed annuity and bank-owned life insurance products.

During the second quarter of 2007, the Company added a new feature to its existing guaranteed minimum withdrawal benefit rider, Lifetime Income (L.inc). This new feature results in a substantial change in the existing contracts and, therefore, an extinguishment of the DAC associated with those contracts pursuant to Statement of Position (SOP) 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts (SOP 05-1). As a result, existing DAC and other related balances were eliminated resulting in a $135.0 million pre-tax charge.

(f) Separate Accounts

Separate account assets and liabilities represent contractholders’ funds that have been legally segregated into accounts with specific investment objectives. Separate account assets are recorded at fair value based primarily on market quotations of the underlying securities. Investment income and realized investment gains or losses of these accounts accrue directly to the contractholders. The activity of the separate accounts is not reflected in the consolidated statements of income except for (1) the fees the Company receives, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned, and (2) the activity related to contract guarantees, which are riders to existing variable annuity contracts.

(g) Future Policy Benefits and Claims

The process of calculating reserve amounts for a life insurance organization involves the use of a number of assumptions, including those related to persistency (how long a contract stays with a company), mortality (the relative incidence of death in a given time), morbidity (the relative incidence of disability resulting from disease or physical impairment) and interest rates (the rates expected to be paid or received on financial instruments, including insurance or investment contracts).

The Company calculates its liability for future policy benefits and claims for investment products in the accumulation phase and universal life and variable universal life insurance policies as the policy account balance, which represents participants’ net premiums and deposits plus investment performance and interest credited less applicable contract charges.

The Company’s liability for funding agreements to an unrelated third party trust related to the Company’s medium-term note (MTN) program equals the balance that accrues to the benefit of the contractholder, including interest credited. The funding agreements constitute insurance obligations and are considered annuity contracts under Ohio insurance laws.

The liability for future policy benefits and claims for traditional life insurance policies was determined using the net level premium method using interest rates varying from 2.0% to 10.5% and estimates of mortality, morbidity, investment yields and withdrawals that were used or being experienced at the time the policies were issued.

The liability for future policy benefits for payout annuities was calculated using the present value of future benefits and maintenance costs discounted using interest rates varying generally from 3.0% to 13.0%.

(h) Participating Business

Participating business, which refers to policies that participate in profits through policyholder dividends, represented approximately 6% in 2007 (8% in 2006 and 10% in 2005) of the Company’s life insurance in force, 48% of the number of life insurance policies in force in 2007 (50% in 2006 and 52% in 2005) and 7% of life insurance statutory premiums in 2007 (5% in 2006 and 5% in 2005). The provision for policyholder dividends was based on the current dividend scales and has been included in future policy benefits and claims in the consolidated balance sheets.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

(i) Federal Income Taxes

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the consolidated financial statements. Any such change could significantly affect the amounts reported in the consolidated statements of income. Management has established reserves in accordance with FIN 48 based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves quarterly based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the Internal Revenue Service (IRS) or the tax courts.

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized.

(j) Reinsurance Ceded

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the consolidated balance sheets on a gross basis, separately from the related future policy benefits and claims of the Company.

(k) Change in Accounting Principle

Historically, the Company accrued for legal costs associated with litigation defense and regulatory investigations by estimating the ultimate costs of such activity. Beginning April 1, 2007, the Company’s accrual for such legal expenses includes only the amount for services that have been provided but not yet paid. The Company believes the newly adopted accounting principle is preferable because it more accurately reflects expenses in the periods in which they are incurred. The Company continues to estimate and accrue the ultimate amounts expected to be paid for litigation and regulatory investigation loss contingencies. The Company has presented its condensed consolidated financial statements and accompanying notes as applicable for all periods presented to retroactively apply the adoption of this change in accounting principle.

The following table summarizes the impact of the change in accounting principle described above for the years ended December 31:

(in millions)	2007	2006	2005
Other operating expenses	$2.8	$5.0	$(0.5)
Net income	(1.9)	(3.1)	0.3
The cumulative effect of the change on retained earnings as of January 1, 2006 was an $11.0 million increase.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

(3)	Recently Issued Accounting Standards
In December 2007, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 141 (revised 2007), Business Combinations (SFAS 141R), which replaces SFAS No. 141, Business Combinations (SFAS 141). The objective of SFAS 141R is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. Accordingly, SFAS 141R establishes principles and requirements for how the acquirer: 1) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; 2) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase; and 3) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS 141R applies to all transactions or other events in which an entity obtains control of one or more businesses and retains the fundamental requirements in SFAS 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. SFAS 141R defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control. SFAS 141R is applicable prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Earlier application is prohibited. The Company currently is evaluating the impact of adopting SFAS 141R.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51 (SFAS 160). The objective of SFAS 160 is to improve the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS 160 also amends certain consolidation procedures prescribed by Accounting Research Bulletin No. 51, Consolidated Financial Statements, for consistency with the requirements of SFAS 141R. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption is prohibited. The Company currently is evaluating the impact of adopting SFAS 160.

In June 2007, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 07-1, Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies (SOP 07-1). SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies (the Guide). For those entities that are investment companies under SOP 07-1, this SOP also addresses whether the specialized industry accounting principles of the Guide (i.e., fair value accounting) should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity (referred to as an equity method investor). In addition, SOP 07-1 includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company’s consolidated financial statements or the financial statements of an equity method investor. The provisions of SOP 07-1 were to be effective for fiscal years beginning on or after December 15, 2007. On February 14, 2008, the FASB issued FASB Staff Position (FSP) SOP 07-1-1, which delays indefinitely the effective date of SOP 07-1. The Company will monitor the FASB and AICPA deliberations regarding this standard.

In April 2007, the FASB issued FSP FIN 39-1, An Amendment of FASB Interpretation No. 39 (FSP FIN 39-1). FSP FIN 39-1 addresses whether a reporting entity that is party to a master netting arrangement can offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments that have been offset under the same master netting arrangement in accordance with paragraph 10 of Interpretation 39. FSP FIN 39-1 is effective for fiscal years beginning after November 15, 2007, with early application permitted. FSP FIN 39-1 is not expected to have a material impact on the Company’s financial position or results of operations upon adoption.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, Including an amendment of FASB Statement No. 115 (SFAS 159). SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS 159 is expected to expand the use of fair value measurement, which is consistent with the FASB’s long-term measurement objectives for accounting for financial instruments. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value. In addition, SFAS 159 does not establish requirements for recognizing and measuring dividend income, interest income or interest expense, nor does it eliminate disclosure requirements included in other accounting standards, including requirements for disclosures about fair value measurements included in SFAS No. 157, Fair Value Measurements (SFAS 157), and SFAS No. 107, Disclosures about Fair Value of Financial Instruments. SFAS 159 is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. The Company will elect adoption of SFAS 159 for certain financial instruments effective January 1, 2008, which is not expected to have a material impact on the Company’s financial position or results of operations. The Company will assess election for new financial assets or liabilities on a prospective basis.

In September 2006, the FASB issued SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans – an amendment of FASB Statements No. 87, 88, 106, and 132(R) (SFAS 158). SFAS 158 requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability on its balance sheet and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. SFAS 158 also requires an employer to measure the funded status of a plan as of the date of its year-end balance sheet, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end balance sheet is effective for fiscal years ending after December 15, 2008. The Company adopted SFAS 158 effective December 31, 2006. The adoption of SFAS 158 did not have a material impact on the Company’s financial position or results of operations.

In September 2006, the FASB issued SFAS 157. SFAS 157 provides enhanced guidance for using fair value to measure assets and liabilities and requires new disclosures about fair value measurements. SFAS 157 also provides guidance regarding the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. For assets and liabilities that are measured at fair value on a recurring basis in periods subsequent to initial recognition, the reporting entity shall disclose information that enables financial statement users to assess the inputs used to develop those measurements. For recurring fair value measurements using significant unobservable inputs, the reporting entity shall disclose the effect of the measurements on earnings for the period. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years, with early adoption permitted. The Company will adopt SFAS 157 effective January 1, 2008. SFAS 157 is not expected to have a material impact on the Company’s financial position or results of operations upon adoption.

In September 2006, the United States Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 108 (SAB 108). SAB 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current-year financial statements. SAB 108 requires registrants to quantify misstatements using both the balance sheet and income-statement approaches and to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors. SAB 108 does not change the SEC’s previous guidance in SAB No. 99 on evaluating the materiality of misstatements. The Company adopted SAB 108 effective December 31, 2006. SAB 108 did not have a material impact on the Company’s financial position or results of operations upon adoption.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

In June 2006, the FASB issued FASB Interpretation (FIN) No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109, Accounting for Income Taxes (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 effective January 1, 2007. FIN 48 did not have a material impact on the Company’s financial position or results of operations upon adoption.

In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets (SFAS 156).SFAS 156 amends SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SFAS 140). SFAS 156 requires that all separately recognized servicing assets and servicing liabilities be initially measured at fair value, if practicable. SFAS 156 permits, but does not require, the subsequent measurement of separately recognized servicing assets and servicing liabilities at fair value. An entity that uses derivative instruments to mitigate the risks inherent in servicing assets and servicing liabilities is required to account for those derivative instruments at fair value. Under SFAS 156, an entity can elect subsequent fair value measurement to account for its separately recognized servicing assets and servicing liabilities. By electing that option, an entity may simplify its accounting because SFAS 156 permits income statement recognition of the potential offsetting changes in fair value of those servicing assets and servicing liabilities and derivative instruments in the same accounting period. SFAS 156 is effective for fiscal years beginning after September 15, 2006. The Company adopted SFAS 156 effective January 1, 2007. SFAS 156 did not have a material impact on the Company’s financial position or results of operations upon adoption.

In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments (SFAS 155). SFAS 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133), and SFAS 140. SFAS 155 also resolves issues addressed in SFAS 133 Implementation Issue No. D1, Application of Statement 133 to Beneficial Interests in Securitized Financial Assets. In summary, SFAS 155: (1) permits an entity to make an irrevocable election to measure any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation at fair value in its entirety, with changes in fair value recognized in earnings; (2) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (3) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (4) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (5) amends SFAS 140 to eliminate the prohibition on a qualifying special purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS 155 is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. Provisions of SFAS 155 may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The Company adopted SFAS 155 effective January 1, 2006. On the date of adoption, there was no impact to the Company’s financial position or results of operations.

In September 2005, AcSEC issued SOP 05-1. SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, issued by the FASB. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs as a result of the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a new feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Retrospective application of SOP 05-1 to previously issued financial statements is not permitted. Initial application of SOP 05-1 is required as of the beginning of an entity’s fiscal year. The Company adopted SOP 05-1 effective January 1, 2007, which resulted in a $6.0 million charge, net of taxes, as the cumulative effect of adoption of this accounting principle.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections (SFAS 154), which replaces Accounting Principles Board Opinion No. 20, Accounting Changes, and SFAS No. 3, Reporting Accounting Changes in Interim Financial Statements. SFAS 154 applies to all voluntary changes in accounting principle as well as to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005, with earlier adoption permitted. The Company adopted SFAS 154 effective January 1, 2006. SFAS 154 did not have any impact on the Company’s financial position or results of operations upon adoption.

(4)	Fair Value of Financial Instruments
Assets and liabilities that are presented at fair value in the consolidated balance sheets are not included in the disclosures below, including investment securities, cash, separate accounts, securities lending collateral and derivative financial instruments. Those financial assets and liabilities not presented at fair value are discussed below.

The fair value of a financial instrument is defined as the amount at which the financial instrument could be bought or sold, or in the case of liabilities incurred or settled, in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is based on the best information available in the circumstances. Such estimates of fair value consider prices for similar assets or similar liabilities and the results of valuation techniques to the extent available in the circumstances. Examples of valuation techniques include the present value of estimated expected future cash flows using discount rates commensurate with the risks involved, option-pricing models, matrix pricing, option-adjusted spread models and fundamental analysis. Valuation techniques for measuring assets and liabilities must be consistent with the objective of measuring fair value and should incorporate assumptions that market participants would use in their estimates of values, future revenues and future expenses, including assumptions about interest rates, default, prepayment and volatility.

Many of the Company’s assets and liabilities subject to these disclosure requirements are not actively traded, requiring fair values to be estimated by management using matrix pricing, present value or other suitable valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

The tax ramifications of the related unrealized gains and losses can have a significant effect on the estimates of fair value and have not been considered in arriving at such estimates.

In estimating its fair value disclosures, the Company used the following methods and assumptions:

Mortgage loans on real estate, net: The fair values of mortgage loans on real estate are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Estimated fair value is based on the present value of expected future cash flows discounted at the loan’s effective interest rate.

Policy loans: The carrying amount reported in the consolidated balance sheets approximates fair value.

Investment contracts: The fair values of the Company’s liabilities under investment type contracts are based on one of two methods. For investment contracts without defined maturities, fair value is the amount payable on demand, net of certain surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

Short-term debt: The carrying amount reported in the consolidated balance sheets approximates fair value.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

Long-term debt, payable to NFS: The fair values for long-term debt are based on estimated market prices.

The following table summarizes the carrying values and estimated fair values of financial instruments subject to disclosure requirements as of December 31:

	2007		2006
(in millions)	Carrying value	Estimated fair value	Carrying value	Estimated fair value
Assets
Investments:
Mortgage loans on real estate, net	$7,615.4	$7,659.9	$8,202.2	$8,060.7
Policy loans	687.9	687.9	639.2	639.2

Liabilities
Investment contracts	(24,671.0)	(23,084.7)	(27,124.7)	(25,455.2)
Short-term debt	(285.3)	(285.3)	(75.2)	(75.2)
Long-term debt, payable to NFS	(700.0)	(751.3)	(700.0)	(809.3)

(5)	Derivative Financial Instruments
Qualitative Disclosure

Interest Rate Risk Management

The Company periodically purchases fixed rate investments to back variable rate liabilities. As a result, the Company can be exposed to interest rate risk due to the mismatch between variable rate liabilities and fixed rate assets. In an effort to mitigate the risk from this mismatch, the Company enters into various types of derivative instruments, with fluctuations in the fair values of the derivatives offsetting changes in the fair values of the investments resulting from changes in interest rates. The Company principally uses pay fixed/receive variable interest rate swaps to manage this risk.

Under these interest rate swaps, the Company receives variable interest rate payments and makes fixed rate payments. The fixed interest paid on the swap offsets the fixed interest received on the investment, resulting in the Company receiving the variable interest payments on the swap, generally 3-month U.S. London Interbank Offered Rate (LIBOR), and the credit spread on the investment. The net receipt of a variable rate will then more closely match the variable rate paid on the liability.

As a result of entering into fixed rate commercial mortgage loan and private placement commitments, the Company is exposed to changes in the fair value of such commitments due to changes in interest rates during the commitment period prior to funding of the loans. In an effort to manage this risk, the Company enters into short U.S. Treasury futures and/or pay fixed interest rate swaps during the commitment period. With short U.S. Treasury futures or pay fixed interest rate swaps, if interest rates rise/fall, the gains/losses on the futures will offset the change in fair value of the commitment attributable to the change in interest rates.

The Company periodically purchases variable rate investments such as commercial mortgage loans and corporate bonds. As a result, the Company can be exposed to variability in cash flows and investment income due to changes in interest rates. Such variability poses risks to the Company when the assets are funded with fixed rate liabilities. In an effort to manage this risk, the Company may enter into receive fixed/pay variable interest rate swaps.

In using these interest rate swaps, the Company receives fixed interest rate payments and makes variable rate payments. The variable interest paid on the swap offsets the variable interest received on the investment, resulting in the Company receiving the fixed interest payments on the swap and the credit spread on the investment. The net receipt of a fixed rate will then more closely match the fixed rate paid on the liability.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

The Company manages interest rate risk at the segment level. Different segments may simultaneously hedge interest rate risks associated with owning fixed and variable rate investments considering the risk relevant to a particular segment.

Foreign Currency Risk Management

In conjunction with the Company’s MTN program, the Company periodically issues both fixed and variable rate liabilities denominated in foreign currencies. As a result, the Company is exposed to changes in the fair value of liabilities due to changes in foreign currency exchange rates and related interest rates. In an effort to manage these risks, the Company enters into cross-currency interest rate swaps.

The Company is exposed to changes in the fair value of fixed rate investments denominated in a foreign currency due to changes in foreign currency exchange rates and related interest rates. In an effort to manage this risk, the Company uses cross-currency interest rate hedges to swap these asset characteristics to variable U.S. dollar rate instruments. Cross-currency interest rate swaps on assets are structured to pay a fixed rate, in a foreign currency, and receive a variable U.S. dollar rate, generally 3-month U.S. LIBOR. These derivative instruments are designated as a fair value hedge of a fixed rate foreign denominated asset.

Cross-currency interest rate swaps on variable rate investments are structured to pay a variable rate, in a foreign currency, and receive a fixed U.S. dollar rate. The terms of the foreign currency paid on the swap will exactly match the terms of the foreign currency received on the asset, thus eliminating currency risk. These derivative instruments are designated as a cash flow hedge.

Equity Market Risk Management

Asset fees calculated as a percentage of separate account assets are a significant source of revenue to the Company. As of December 31, 2007 and 2006, approximately 82% of separate account assets were invested in equity mutual funds. Gains and losses in the equity markets result in corresponding increases and decreases in the Company’s separate account assets and asset fee revenue. In addition, a decrease in separate account assets may decrease the Company’s expectations of future profit margins due to a decrease in asset fee revenue and/or an increase in guaranteed contract claims, which also may require the Company to accelerate amortization of DAC.

The Company’s long-term assumption for net separate account returns is 7% annual growth. If equity markets were unchanged throughout a given year, the Company estimates that its net earnings per diluted share, calculated using current weighted average diluted shares outstanding, would be approximately $0.05 to $0.10 less than if the Company’s long-term assumption for net separate account returns were realized. This analysis assumes no other factors change and that an unlocking of DAC assumptions would not be required. However, as it does each quarter, the Company would evaluate its DAC balance and underlying assumptions to determine the need for unlocking. The Company can provide no assurance that the experience of flat equity market returns would not result in changes to other factors affecting profitability, including the possibility of unlocking of DAC assumptions.

Many of the Company’s individual variable annuity contracts offer GMDB features. A GMDB generally provides a benefit if the annuitant dies and the contract value is less than a specified amount, which may be based on premiums paid less amounts withdrawn or contract value on a specified anniversary date. A decline in the stock market causing the contract value to fall below this specified amount, which varies from contract to contract based on the date the contract was entered into as well as the GMDB feature elected, will increase the net amount at risk, which is the GMDB in excess of the contract value. This could result in additional GMDB claims.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

In an effort to mitigate this risk, the Company implemented a GMDB economic hedging program for certain new and existing business. Prior to implementation of the GMDB hedging program in 2000, the Company managed this risk primarily by entering into reinsurance arrangements. The GMDB economic hedging program is designed to offset changes in the economic value of the designated GMDB obligation. Currently the program shorts S&P 500 Index futures, which provides an offset to changes in the value of the designated obligation. The futures are not designated as hedges and, therefore, hedge accounting is not applied. The Company’s economic and accounting hedges are not perfectly offset. Therefore, the economic hedging activity is likely to lead to earnings volatility. This volatility was negligible in 2007. As of December 31, 2007 and 2006, the Company’s net amount at risk was $519.9 million and $562.4 million before reinsurance, respectively, and $317.2 million and $193.0 million net of reinsurance, respectively. As of December 31, 2007 and 2006, the Company’s reserve for GMDB claims was $47.4 million and $29.3 million, respectively.

The Company also offers certain variable annuity products with guaranteed minimum accumulation benefit (GMAB), guaranteed lifetime withdrawal benefit (GLWB) and hybrid GMAB/GLWB riders (collectively referred to as living benefits). A GMAB provides the contractholder with a guaranteed return of premium, adjusted proportionately for withdrawals, after a specified time period (5, 7 or 10 years) selected by the contractholder at the time of issuance of a variable annuity contract. In some cases, the contractholder also has the option, after a specified time, to drop the rider and continue the variable annuity contract without the GMAB. The design of the GMAB rider limits the risk to the Company in a variety of ways including asset allocation requirements, which serve to reduce the Company’s potential exposure to underlying fund performance risks. Specifically, the terms in the GMAB rider limit policyholder asset allocation by either (1) requiring partial allocation of assets to a guaranteed term option (a fixed rate investment option) and excluding certain funds that are highly volatile or difficult to hedge or (2) requiring all assets be allocated to one of the approved asset allocation funds or models defined by the Company.

Beginning in March 2005, the Company began offering a hybrid GMAB/GLWB through its Capital Preservation Plus Lifetime Income (CPPLI) contract rider. This living benefit combines a GMAB feature in its first 5-10 years with a lifetime withdrawal benefit election at the end of the GMAB feature. Upon maturity of the GMAB, the contractholder can elect the lifetime withdrawal benefit, which would continue for the duration of the insured’s life; elect a new CPPLI rider; or drop the rider completely and continue the variable annuity contract without any rider. If the lifetime withdrawal benefit is elected and the insured’s contract value is exhausted through such withdrawals and market conditions, the Company will continue to fund future withdrawals at a pre-defined level until the insured’s death. In some cases, the contractholder has the right to drop the GLWB portion of this rider or periodically reset the guaranteed withdrawal basis to a higher level. This benefit requires a minimum allocation to guaranteed term options or adherence to limitations required by an approved asset allocation strategy as previously described above.

In March 2006, the Company added Lifetime Income (L.inc), a stand-alone GLWB, to complement CPPLI in its product offerings. This rider is very similar to the hybrid benefit discussed above in that L.inc and CPPLI both have guaranteed withdrawal rates that increase based on the age at which the contractholder begins taking income. The withdrawal rates are applied to a benefit base to determine the guaranteed lifetime income amount available to a contractholder. The benefit base is equal to the variable annuity premium at contract issuance and may increase as a result of a ratchet feature that is driven by account performance and a roll-up feature that is driven by policy duration. Generally, the longer the contractholder waits before commencing withdrawals, the greater the guaranteed lifetime income. One key difference between L.inc and CPPLI is that the charge associated with L.inc is assessed against the benefit base. This is a risk mitigation feature as it alleviates much of the uncertainty around account performance and customer withdrawal patterns, both of which can lead to lower than expected revenue streams if the charge were assessed on account value. In June 2007, the Company added a feature to L.inc to allow for a lump settlement in lieu of lifetime withdrawals in certain situations.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

The Company’s living benefit riders represent an embedded derivative in a variable annuity contract that is required to be separated from, and valued apart from, the host variable annuity contract. The embedded derivatives are carried at fair value. Subsequent changes in the fair value of the embedded derivatives are recognized in earnings as a component of net realized investment gains and losses. The fair value of the embedded derivatives is calculated based on a combination of capital market and actuarial assumptions. Projections of cash flows inherent in the valuation of the embedded derivative incorporate numerous assumptions including, but not limited to, expectations of contractholder persistency, contractholder withdrawal patterns, risk neutral market returns, correlations of market returns and market return volatility. As of December 31, 2007 and 2006, the net balance of the embedded derivatives for living benefits was a liability of $91.9 million and an asset of $23.7 million, respectively.

Similar to the Company’s economic hedging for GMDBs, the living benefits features are also being economically hedged. The primary risks being hedged are the exposures associated with declining equity market returns and downward interest rate movements. The Company employs a variety of instruments to mitigate this exposure including S&P 500 Index futures, U.S. Treasury futures, interest rate swaps and long-dated over-the-counter put options. The positions used in the economic hedging program are not designated as hedges and, therefore, hedge accounting is not applied. The living benefits hedging program is designed to offset changes in the economic value of the living benefits obligation to contractholders. Changes in the fair value of the embedded derivatives are likely to create volatility in earnings. The hedging activity associated with changes in the economic value of the living benefits obligations will likely mitigate a portion of this earnings volatility.

Other Non-Hedging Derivatives

The Company periodically enters into basis swaps (receive one variable rate, pay another variable rate) to better match the cash flows received from the specific variable-rate investments with the variable rate paid on a group of liabilities. While the pay-side terms of the basis swap will be consistent with the terms of the asset, the Company is not able to match the receive-side terms of the derivative to a specific liability. Therefore, basis swaps do not receive hedge accounting treatment.

The Company sells credit default protection on selected debt instruments and combines the credit default swap with selected assets the Company owns to replicate a higher yielding bond. These selected assets may have sufficient duration for the related liability, but do not earn a sufficient credit spread. The combined credit default swap and investments provide cash flows with the duration and credit spread targeted by the Company. The credit default swaps do not qualify for hedge accounting treatment.

The Company also has purchased credit default protection on selected debt instruments exposed to short-term credit concerns, or because the combination of the corporate bond and purchased default protection provides sufficient spread and duration targeted by the Company. The purchased credit default protection is not designated for hedge accounting treatment.

Quantitative Disclosure

Fair Value Hedges

During the years ended December 31, 2007, 2006 and 2005, a net loss of $2.4 million, a net gain of $2.9 million and a net gain of $4.1 million, respectively, were recognized in net realized investment gains and losses. This represents the ineffective portion of the fair value hedging relationships. There were no gains or losses attributable to the portion of the derivative instruments’ changes in fair value excluded from the assessment of hedge effectiveness. There were also no gains or losses recognized in earnings as a result of hedged firm commitments no longer qualifying as fair value hedges.

Cash Flow Hedges

For the years ended December 31, 2007, 2006 and 2005, the ineffective portion of cash flow hedges was a net loss of $1.4 million, a net loss of $1.5 million and a net gain of $3.1 million, respectively. There were no net gains or losses attributable to the portion of the derivative instruments’ changes in fair value excluded from the assessment of hedge effectiveness.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

In general, the maximum length of time over which the Company is hedging its exposure to the variability in future cash flows associated with forecasted transactions, other than those relating to variable interest on existing financial instruments, is twelve months or less. However, in 2003 the Company entered into a hedge of a forecasted purchase of shares of a mutual fund tied to the S&P 500 Index where delivery of the shares will occur in 2033.

During 2007, the Company did not discontinue any cash flow hedges because the original forecasted transaction was no longer probable. Additionally, no amounts were reclassified from AOCI into earnings due to the probability that a forecasted transaction would not occur.

Other Derivative Instruments, Including Embedded Derivatives

Net realized investment gains and losses for the years ended December 31, 2007, 2006 and 2005 included net losses of $12.4 million, $0.5 million and $9.1 million, respectively, related to other derivative instruments, including embedded derivatives, not designated in hedging relationships. In addition, the Individual Investments segment included net losses of $51.8 million (recorded as a $41.7 million net realized loss, net investment income of $2.6 million and annuity expense of $12.7 million) and $11.4 million (recorded as net investment income of $10.7 million and annuity expense of $22.1 million) for the years ended December 31, 2007 and 2006, respectively, related to other derivative instruments, including embedded derivatives, not designated in hedging relationships. For the years ended December 31, 2007, 2006 and 2005, net losses of $0.5 million, $10.6 million and $80.7 million, respectively, were recorded in net realized investment gains and losses reflecting the change in fair value of cross-currency interest rate swaps hedging variable rate MTNs denominated in foreign currencies. No additional net gains were recorded in net realized investment gains and losses to reflect the change in spot rates of these foreign currency denominated obligations during the year ended December 31, 2007 compared to $14.1 million and $78.3 million during the years ended December 31, 2006 and 2005, respectively.

The following table summarizes the notional amount of derivative financial instruments outstanding as of December 31:

(in millions)	2007	2006
Interest rate swaps:
Pay fixed/receive variable rate swaps hedging investments	$1,692.9	$1,930.5
Pay variable/receive fixed rate swaps hedging investments	21.0	60.4
Pay fixed/receive variable rate swaps hedging liabilities	1,120.7	1,048.8
Pay variable/receive fixed rate swaps hedging liabilities	343.1	—
Cross-currency interest rate swaps:
Hedging foreign currency denominated investments	375.5	452.9
Hedging foreign currency denominated liabilities	1,144.1	1,137.1
Credit default swaps	300.3	376.8
Other non-hedging instruments	518.1	101.8
Equity option contracts	2,361.8	1,640.7
Interest rate futures contracts	371.3	214.2

Total	$8,248.8	$6,963.2

The notional value is the amount upon which exchanges of interest are based. Exposure to a counterparty arises if the net expected cash flows are positive, as calculated based on forward interest rate curves and notional contract values.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

(6)	Investments
The following table summarizes the amortized cost, gross unrealized gains and losses, and estimated fair values of securities available-for-sale as of the dates indicated:

(in millions)	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
December 31, 2007:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$110.8	$14.3	$0.4	$124.7
Agencies not backed by the full faith and credit of the U. S. Government	406.1	61.2	—	467.3
Obligations of states and political subdivisions	245.3	1.6	2.7	244.2
Debt securities issued by foreign governments	40.0	2.5	0.1	42.4
Corporate securities
Public	8,253.8	133.4	161.6	8,225.6
Private	5,474.2	131.7	57.6	5,548.3
Mortgage-backed securities	5,855.9	31.3	98.4	5,788.8
Asset-backed securities	3,635.1	31.2	174.2	3,492.1

Total fixed maturity securities	24,021.2	407.2	495.0	23,933.4
Equity securities	69.6	4.8	1.5	72.9

Total securities available-for-sale	$24,090.8	$412.0	$496.5	$24,006.3

December 31, 2006:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$123.7	$11.4	$1.4	$133.7
Agencies not backed by the full faith and credit of the U. S. Government	559.4	46.2	2.2	603.4
Obligations of states and political subdivisions	266.0	0.7	7.2	259.5
Debt securities issued by foreign governments	34.9	1.7	0.1	36.5
Corporate securities
Public	8,602.0	168.8	109.9	8,660.9
Private	6,015.4	128.8	71.4	6,072.8
Mortgage-backed securities	6,089.1	21.3	112.8	5,997.6
Asset-backed securities	3,506.7	43.3	39.0	3,511.0

Total fixed maturity securities	25,197.2	422.2	344.0	25,275.4
Equity securities	28.5	6.2	0.3	34.4

Total securities available-for-sale	$25,225.7	$428.4	$344.3	$25,309.8

The market value of the Company’s general account investments may fluctuate significantly in response to changes in interest rates, investment quality ratings and credit spreads. In addition, the Company may be likely to experience realized investment losses to the extent its liquidity needs require the disposition of general account fixed maturity securities in unfavorable interest rate, liquidity or credit spread environments.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

The table below summarizes the amortized cost and estimated fair value of fixed maturity securities available-for-sale, by maturity, as of December 31, 2007. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

(in millions)	Amortized cost	Estimated fair value
Fixed maturity securities available-for-sale:
Due in one year or less	$1,389.8	$1,392.5
Due after one year through five years	6,267.3	6,375.0
Due after five years through ten years	3,732.8	3,758.7
Due after ten years	3,140.3	3,126.3

Subtotal	14,530.2	14,652.5
Mortgage-backed securities	5,855.9	5,788.8
Asset-backed securities	3,635.1	3,492.1

Total	$24,021.2	$23,933.4

The following table presents the components of net unrealized (losses) gains on securities available-for-sale as of December 31:

(in millions)	2007	2006
Net unrealized (losses) gains, before adjustments and taxes	$(84.5)	$84.1
Adjustment to DAC	87.1	83.3
Adjustment to future policy benefits and claims	(77.7)	(83.1)
Deferred federal income tax benefit (expense)	26.1	(29.5)

Net unrealized (losses) gains	$(49.0)	$54.8

The following table presents an analysis of the net decrease in net unrealized gains on securities available-for-sale before adjustments and taxes for the years ended December 31:

(in millions)	2007	2006	2005
Fixed maturity securities	$(166.0)	$(161.0)	$(704.1)
Equity securities	(2.6)	(1.1)	(3.4)

Net decrease	$(168.6)	$(162.1)	$(707.5)

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

For securities available-for-sale as of the dates indicated, the following table summarizes the Company’s gross unrealized losses based on the amount of time each type of security has been in an unrealized loss position:

	Less than or equal to one year		More than one year		Total
(in millions)	Estimated fair value	Gross unrealized losses	Estimated fair value	Gross unrealized losses	Estimated fair value	Gross unrealized losses
December 31, 2007:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$16.4	$0.4	$2.6	$—	$19.0	$0.4
Agencies not backed by the full faith and credit of the U.S. Government	—	—	13.9	—	13.9	—
Obligations of states and political subdivisions	15.4	0.1	149.6	2.6	165.0	2.7
Debt securities issued by foreign governments	11.5	0.1	—	—	11.5	0.1
Corporate securities
Public	2,354.0	95.2	1,966.8	66.4	4,320.8	161.6
Private	680.6	17.1	1,814.7	40.5	2,495.3	57.6
Mortgage-backed securities	1,227.8	23.7	2,466.4	74.7	3,694.2	98.4
Asset-backed securities	1,453.8	127.1	1,078.1	47.1	2,531.9	174.2

Total fixed maturity securities	5,759.5	263.7	7,492.1	231.3	13,251.6	495.0
Equity securities	17.1	1.5	0.1	—	17.2	1.5

Total	$5,776.6	$265.2	$7,492.2	$231.3	$13,268.8	$496.5

% of gross unrealized losses		53%		47%

December 31, 2006:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$49.8	$0.8	$17.7	$0.6	$67.5	$1.4
Agencies not backed by the full faith and credit of the U.S. Government	31.7	0.1	120.3	2.1	152.0	2.2
Obligations of states and political subdivisions	82.4	1.0	156.3	6.2	238.7	7.2
Debt securities issued by foreign governments	12.8	0.1	—	—	12.8	0.1
Corporate securities
Public	2,445.0	24.3	2,964.6	85.6	5,409.6	109.9
Private	1,162.7	13.5	1,872.3	57.9	3,035.0	71.4
Mortgage-backed securities	767.8	6.4	3,809.5	106.4	4,577.3	112.8
Asset-backed securities	539.2	4.2	1,336.6	34.8	1,875.8	39.0

Total fixed maturity securities	5,091.4	50.4	10,277.3	293.6	15,368.7	344.0
Equity securities	0.1	—	3.4	0.3	3.5	0.3

Total	$5,091.5	$50.4	$10,280.7	$293.9	$15,372.2	$344.3

% of gross unrealized losses		15%		85%

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

The Company has assets that have been in an unrealized loss position for more than one year that are not other-than-temporarily impaired. The Company reviews each asset in an unrealized loss position and evaluates whether or not the loss is other-than-temporary. This evaluation considers several factors, including the extent of the unrealized loss, the rating of the affected security, the Company’s ability and intent to hold the security until recovery, and economic conditions that could affect the creditworthiness of the issuer. As of December 31, 2007, assets that have been in an unrealized loss position for more than one year totaled $231.3 million, or 47% of the Company’s total unrealized losses. Of this total, $209.3 million, or 90%, were classified as investment grade securities, as defined by the National Association of Insurance Commissioners (NAIC).

As noted in the table above, the majority of the increases in the Company’s unrealized losses from December 31, 2006 to December 31, 2007 were attributable to corporate securities and asset-backed securities (ABSs). These increased loss positions primarily were driven by the combined impacts of interest rate movements, volatility in investment quality ratings and credit spreads, and illiquid markets.

As of December 31, 2007, 69% of the Company’s corporate securities in unrealized loss positions, or $150.2 million, were classified as investment grade, as defined by the NAIC. Of these investment grade corporate securities, 57%, or $84.9 million, have been in an unrealized loss position for more than one year, but 87% of those investments have ratios of estimated fair value to amortized cost of at least 90%. Of the Company’s corporate securities in unrealized loss positions classified as non-investment grade, 68% have been in an unrealized loss position for less than one year.

As of December 31, 2007, 100% of the Company’s ABSs in unrealized loss positions, or $174.2 million, were classified as investment grade, as defined by the NAIC. Of these investment grade ABSs, 72%, or $126.9 million, have been in an unrealized loss position for less than one year, but 33% of those investments have ratios of estimated fair value to amortized cost of at least 90%. Of the Company’s ABSs in unrealized loss positions that have been in loss positions for more than one year, 57% have ratios of estimated fair value to amortized cost of at least 90%.

For fixed maturity securities that are available-for-sale as of December 31, 2007, the following table summarizes the Company’s gross unrealized loss position categorized as investment grade vs. non-investment grade, as defined by the NAIC, in an unrealized loss position for the period of time indicated, and based on the ratio of estimated fair value to amortized cost (in millions):

	Period of time for which unrealized loss has existed
	Investment Grade			Non-Investment Grade			Total
Ratio of estimated fair value to amortized cost	Less than or equal to one year	More than one year	Total	Less than or equal to one year	More than one year	Total	Less than or equal to one year	More than one year	Total

99.9% - 95.0%	$55.2	$93.5	$148.7	$13.1	$5.2	$18.3	$68.3	$98.7	$167.0
94.9% - 90.0%	49.9	84.6	134.5	13.2	4.4	17.6	63.1	89.0	152.1
89.9% - 85.0%	34.6	19.2	53.8	3.1	6.3	9.4	37.7	25.5	63.2
84.9% - 80.0%	16.3	6.2	22.5	3.0	0.2	3.2	19.3	6.4	25.7
Below 80.0%	60.5	5.8	66.3	14.9	5.8	20.7	75.4	11.6	87.0

Total	$216.5	$209.3	$425.8	$47.3	$21.9	$69.2	$263.8	$231.2	$495.0

As noted in the table above, as of December 31, 2007, 64% of the Company’s investments in an unrealized loss position had ratios of estimated fair value to amortized cost of at least 90%. In addition, 86% of the Company’s investments in an unrealized loss position were classified as investment grade, as defined by the NAIC. Of the Company’s investments in unrealized loss positions classified as non-investment grade, 68% have been in an unrealized loss position for less than one year.

The NAIC assigns securities quality ratings and uniform valuations (called NAIC Designations), which are used by insurers when preparing their annual statements. The NAIC assigns designations to publicly traded and privately placed securities. The designations assigned by the NAIC range from class 1 (highest quality) to class 6 (lowest quality). Of the Company’s general account fixed maturity securities, 94% were in the two highest NAIC Designations as of December 31, 2007 and 2006.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

The following table summarizes the credit quality, as determined by NAIC Designation, of the Company’s general account fixed maturity securities portfolio as of December 31:

(in millions)		2007		2006
NAIC designation[1]	Rating agency equivalent designation[2]	Amortized cost	Estimated fair value	Amortized cost	Estimated fair value

1	Aaa/Aa/A	$16,765.5	$16,662.7	$17,433.9	$17,426.3
2	Baa	5,730.3	5,784.3	6,117.2	6,175.8
3	Ba	1,101.6	1,078.3	1,024.8	1,033.6
4	B	325.0	316.8	590.4	596.6
5	Caa and lower	60.2	52.7	12.6	20.3
6	In or near default	38.6	38.6	18.3	22.8

	Total	$24,021.2	$23,933.4	$25,197.2	$25,275.4

[1]	NAIC Designations are assigned at least annually. Some designations for securities shown have been assigned to securities not yet assigned an NAIC Designation in a manner approximating equivalent public rating categories.

[2]	Comparisons between NAIC and Moody’s designations are published by the NAIC. If no Moody’s rating is available, the Company assigns internal ratings corresponding to public ratings.
Recent conditions in the securities markets, including changes in interest rates, investment quality ratings, liquidity and credit spreads, have resulted in declines in the values of investment securities, including mortgage-backed securities (MBSs) and ABSs. When evaluating whether these securities are other-than-temporarily impaired, the Company considers characteristics of the underlying collateral, such as delinquency and default rates, the quality of the underlying borrower, the type of collateral in the pool, the vintage year of the collateral, subordination levels within the structure of the collateral pool, expected future cash flows, and the Company’s ability and intent to hold the security to recovery. These same factors also affect the estimated fair value of these securities.

The Company’s investments in MBSs and ABSs include securities that are supported by Alt-A and Sub-prime collateral. The Company considers Alt-A collateral to be mortgages whose underwriting standards do not qualify the mortgage for regular conforming or jumbo loan programs. Typical underwriting characteristics that cause a mortgage to fall into the Alt-A classification may include, but are not limited to, inadequate loan documentation of a borrower’s financial information, debt-to-income ratios above normal lending limits, loan-to-value ratios above normal lending limits that do not have primary mortgage insurance, a borrower who is a temporary resident, and loans securing non-conforming types of real estate. Alt-A mortgages are generally issued to borrowers having higher Fair Isaac Credit Organization (FICO) scores, and the lender typically issues a slightly higher interest rate for such mortgages. The Company considers Sub-prime collateral to be mortgages that are first-lien mortgage loans issued to Sub-prime borrowers, as demonstrated by recent delinquent rent or housing payments or substandard FICO scores. Second-lien mortgage loans are also considered Sub-prime. The amortized cost and estimated fair value of the Company’s investments in securities containing Alt-A collateral totaled $1,199.5 and $1,953.6, respectively, and the amortized cost and estimated fair value of the Company’s investments in securities containing Sub-prime collateral totaled $755.7 and $707.1, respectively. As of December 31, 2007, 100.0% and 91.7% of securities containing Alt-A and Sub-prime collateral, respectively, were rated AA or better. In addition, 56.5% and 70.9% of Alt-A and Sub-prime collateral, respectively, was originated in 2005 or earlier.

Proceeds from the sale of securities available-for-sale during 2007, 2006 and 2005 were $4.65 billion, $2.27 billion and $2.62 billion, respectively. During 2007, gross gains of $70.0 million ($61.6 million and $71.9 million in 2006 and 2005, respectively) and gross losses of $70.2 million ($64.1 million and $22.6 million in 2006 and 2005, respectively) were realized on those sales.

Real estate held for use was $17.8 million and $38.8 million as of December 31, 2007 and 2006, respectively. These assets are carried at cost less accumulated depreciation, which was $3.6 million and $15.1 million as of December 31, 2007 and 2006, respectively. There was no real estate held for sale as of December 31, 2007 compared to real estate held for sale with a carrying value of $16.0 million as of December 31, 2006.

The carrying value of commercial mortgage loans on real estate considered to be impaired was $7.4 million as of December 31, 2007 ($17.5 million as of December 31, 2006), for which the related valuation allowance was $3.0 million ($12.3 million as of December 31, 2006). No valuation allowance exists for collateral dependent commercial mortgage loans for which the fair value of the collateral is estimated to be greater than the carrying value. During 2007, the average carrying value of impaired mortgage loans on real estate was $3.7 million ($3.5 million in 2006). Interest income on those loans, which is recognized on a cash basis, was $0.4 million in 2007 ($1.9 million in 2006).

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

The following table summarizes activity in the valuation allowance account for mortgage loans on real estate for the years ended December 31:

(in millions)	2007	2006	2005
Allowance, beginning of period	$34.3	$31.1	$33.3
Net (reductions) additions to allowance	(11.2)	3.2	(2.2)

Allowance, end of period	$23.1	$34.3	$31.1

The following table summarizes net realized investment (losses) gains from continuing operations by source for the years ended December 31:

(in millions)	2007	2006	2005
Total realized gains on sales, net of hedging losses	$65.4	$88.8	$75.6
Total realized losses on sales, net of hedging gains	(79.9)	(64.8)	(22.9)
Total other-than-temporary and other investment impairments	(116.4)	(17.1)	(36.8)
Credit default swaps	(7.5)	(1.1)	(7.5)
Periodic net coupon settlements on non-qualifying derivatives	1.7	1.9	1.1
Other derivatives	(29.5)	(0.6)	1.1

Net realized investment (losses) gains	$(166.2)	$7.1	$10.6

The following table summarizes net investment income from continuing operations by investment type for the years ended December 31:

(in millions)	2007	2006	2005
Securities available-for-sale:
Fixed maturity securities	$1,370.5	$1,419.2	$1,466.2
Equity securities	4.0	2.6	2.4
Mortgage loans on real estate	512.6	535.4	577.3
Short-term investments	28.7	47.3	18.8
Other	124.3	120.9	97.8

Gross investment income	2,040.1	2,125.4	2,162.5
Less investment expenses	64.3	66.9	57.3

Net investment income	$1,975.8	$2,058.5	$2,105.2

Fixed maturity securities with an amortized cost of $8.3 million and $8.1 million as of December 31, 2007 and 2006, respectively, were on deposit with various regulatory agencies as required by law.

As of December 31, 2007 and 2006, the Company had received $551.9 million and $802.3 million, respectively, of cash collateral on securities lending. The Company had not received any non-cash collateral on securities lending as of December 31, 2007 and 2006. As of December 31, 2007 and 2006, the Company had loaned securities with a fair value of $541.2 million and $778.6 million, respectively.

As of December 31, 2007 and 2006, the Company had received $245.4 million and $171.0 million, respectively, of cash for derivative collateral. The Company also held $18.5 million and $12.8 million of securities as off-balance sheet collateral on derivative transactions as of December 31, 2007 and 2006, respectively. As of December 31, 2007, the Company had pledged fixed maturity securities with a fair value of $18.8 million as collateral to various derivative counterparties compared to none as of December 31, 2006.

(7)	Variable Annuity Contracts
The Company issues traditional variable annuity contracts through its separate accounts, for which investment income and gains and losses on investments accrue directly to, and investment risk is borne by, the contractholder. The Company also issues non-traditional variable annuity contracts in which the Company provides various forms of guarantees to benefit the related contractholders. The Company provides five primary guarantee types under non-traditional variable annuity contracts: (1) GMDB; (2) GMAB; (3) guaranteed minimum income benefits (GMIB); (4) GLWB; and (5) a hybrid guarantee with GMAB and GLWB.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

The GMDB provides a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death. The Company has offered six primary GMDB types:

•
Return of premium– provides the greater of account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net premiums.” There are two variations of this benefit. In general, there is no lock in age for this benefit. However, for some contracts the GMDB reverts to the account value at a specified age, typically age 75.

•
Reset– provides the greater of a return of premium death benefit or the most recent five-year anniversary (prior to lock-in age) account value adjusted for withdrawals. For most contracts, this GMDB locks in at age 86 or 90, and for others the GMDB reverts to the account value at age 75, 85, 86 or 90.

•
Ratchet– provides the greater of a return of premium death benefit or the highest specified “anniversary” account value (prior to age 86) adjusted for withdrawals. Currently, there are three versions of ratchet, with the difference based on the definition of anniversary: monthaversary – evaluated monthly; annual – evaluated annually; and five-year – evaluated every fifth year.

•
Rollup– provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated at generally 5% simple interest up to the earlier of age 86 or 200% of adjusted premiums. There are two variations of this benefit. For certain contracts, this GMDB locks in at age 86, and for others the GMDB reverts to the account value at age 75.

•	Combo– provides the greater of annual ratchet death benefit or rollup death benefit. This benefit locks in at either age 81 or 86.

•
Earnings enhancement– provides an enhancement to the death benefit that is a specified percentage of the adjusted earnings accumulated on the contract at the date of death. There are two versions of this benefit: (1) the benefit expires at age 86, and a credit of 4% of account value is deposited into the contract; and (2) the benefit does not have an end age, but has a cap on the payout and is paid upon the first death in a spousal situation. Both benefits have age limitations. This benefit is paid in addition to any other death benefits paid under the contract.

The GMAB, offered in the Company’s Capital Preservation Plus (CPP) contract rider, is a living benefit that provides the contractholder with a guaranteed return of premium, adjusted proportionately for withdrawals, after a specified time period (5, 7 or 10 years) selected by the contractholder at the issuance of the variable annuity contract. In some cases, the contractholder also has the option, after a specified time period, to drop the rider and continue the variable annuity contract without the GMAB. In general, the GMAB requires a minimum allocation to guaranteed term options or adherence to limitations required by an approved asset allocation strategy.

The GMIB is a living benefit that provides the contractholder with a guaranteed annuitization value. The GMIB types are:

•	Ratchet– provides an annuitization value equal to the greater of account value, net premiums or the highest one-year anniversary account value (prior to age 86) adjusted for withdrawals.

•
Rollup– provides an annuitization value equal to the greater of account value and premiums adjusted for withdrawals accumulated at 5% compound interest up to the earlier of age 86 or 200% of adjusted premiums.

•	Combo– provides an annuitization value equal to the greater of account value, ratchet GMIB benefit or rollup GMIB benefit.
See Note 5 for a complete description of the Company’s hybrid GMAB/GLWB offered through its CPPLI contract rider. All GMAB contracts with the hybrid GMAB/GLWB rider are included with GMAB contracts in the following tables.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

The following table summarizes the account values and net amount at risk, net of reinsurance, for variable annuity contracts with guarantees invested in both general and separate accounts as of December 31:

	2007			2006
(in millions)	Account value	Net amount at risk[1]	Wtd. avg. attained age	Account value	Net amount at risk[1]	Wtd. avg. attained age
GMDB:
Return of premium	$9,082.6	$18.7	62	$9,231.4	$33.9	60
Reset	17,915.0	61.1	64	17,587.0	47.5	63
Ratchet	15,789.2	132.2	66	13,481.0	30.3	66
Rollup	467.0	8.4	71	538.4	11.3	70
Combo	2,555.5	47.0	68	2,588.7	28.9	68

Subtotal	45,809.3	267.4	66	43,426.5	151.9	65
Earnings enhancement	519.2	49.8	62	477.8	41.1	61

Total - GMDB	$46,328.5	$317.2	65	$43,904.3	$193.0	64

GMAB[2]:
5 Year	$2,985.6	$4.6	N/A	$2,131.1	$0.1	N/A
7 Year	2,644.1	6.2	N/A	1,865.7	0.1	N/A
10 Year	927.3	1.3	N/A	784.0	—	N/A

Total - GMAB	$6,557.0	$12.1	N/A	$4,780.8	$0.2	N/A

GMIB[3]:
Ratchet	$425.2	$—	N/A	$450.6	$—	N/A
Rollup	1,119.9	—	N/A	1,187.1	—	N/A
Combo	0.3	—	N/A	0.5	—	N/A

Total - GMIB	$1,545.4	$—	N/A	1,638.2	$—	N/A

GLWB:
L.inc	$2,865.8	$—	N/A	$993.8	$—	N/A

[1]
Net amount at risk is calculated on a seriatum basis and equals the respective guaranteed benefit less the account value (or zero if the account value exceeds the guaranteed benefit). As it relates to GMIB, net amount at risk is calculated as if all policies were eligible to annuitize immediately, although all GMIB options have a waiting period of at least 7 years from issuance, with the earliest annuitizations beginning in 2007.

[2]	GMAB contracts with the hybrid GMAB/GLWB rider had account values of $4.77 billion and $2.95 billion as of December 31, 2007 and 2006, respectively.

[3]	The weighted average period remaining until expected annuitization is not meaningful and has not been presented because there is currently no material GMIB exposure.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

The following table summarizes account balances of variable annuity contracts that were invested in separate accounts as of December 31:

(in millions)	2007	2006
Mutual funds:
Bond	$5,143.6	$4,467.3
Domestic equity	31,217.7	29,808.4
International equity	3,987.3	3,420.5

Total mutual funds	40,348.6	37,696.2
Money market funds	1,728.2	1,414.4

Total	$42,076.8	$39,110.6

The Company’s GMDB claim reserves are determined by estimating the expected value of death benefits on contracts that trigger a policy benefit and recognizing the excess ratably over the accumulation period based on total expected assessments. GMIB claim reserves are determined each period by estimating the expected value of annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total assessments. The Company regularly evaluates its GMDB and GMIB claim reserve estimates and adjusts the additional liability balances as appropriate, with a related charge or credit to other benefits and claims in the period of evaluation if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in calculating GMIB claim reserves are consistent with those used for calculating GMDB claim reserves. In addition, the calculation of GMIB claim reserves assumes benefit utilization ranges from a low of 3% when the contractholder’s annuitization value is at least 10% in the money to 100% utilization when the contractholder is 90% or more in the money.

The Company’s living benefit riders represent an embedded derivative in a variable annuity contract that is required to be separated from, and valued apart from, the host variable annuity contract. The embedded derivatives are carried at fair value. Subsequent changes in the fair value of the embedded derivatives are recognized in earnings as a component of net realized investment gains and losses. The fair value of the embedded derivatives is calculated based on a combination of capital market and actuarial assumptions.

The following assumptions and methodology were used to determine the GMDB claim reserves as of December 31, 2007 and 2006:

•	Data used was based on a combination of historical numbers and future projections generally involving 50 probabilistically generated economic scenarios

•	Mean gross equity performance – 8.1%

•	Equity volatility – 18.7%

•	Mortality – 100% of Annuity 2000 table

•	Asset fees – equivalent to mutual fund and product loads

•	Discount rate – 7.0% and 8.0% as of December 31, 2007 and 2006, respectively
Lapse rate assumptions vary by duration as shown below:

Duration (years)	1	2	3	4	5	6	7	8	9	10+
Minimum	4.00%	5.00%	6.00%	7.00%	8.00%	9.50%	10.00%	11.00%	14.00%	14.00%
Maximum	4.00%	5.00%	6.00%	7.00%	35.00%	35.00%	23.00%	35.00%	35.00%	23.00%

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

(8)	Short-Term Debt
The following table summarizes short-term debt as of December 31:

(in millions)	2007	2006
$800.0 million commercial paper program	$199.7	$—
$350.0 million securities lending program facility	85.6	75.2

Total short-term debt	$285.3	$75.2

The Company has available as a source of funds a $1.00 billion revolving variable rate credit facility entered into by NFS, NLIC and NMIC with a group of national financial institutions. The facility provides for several and not joint liability with respect to any amount drawn by any party. The facility provides covenants, including, but not limited to, requirements that the Company’s debt not exceed 40% of tangible net worth, as defined, and that NLIC maintain statutory surplus, as defined, in excess of $1.67 billion. As of December 31, 2007, the Company and NLIC were in compliance with all covenants. The Company had no amounts outstanding under this agreement as of December 31, 2007 and 2006. NLIC also has an $800.0 million commercial paper program and is required to maintain an available credit facility equal to 50% of any amounts outstanding under the commercial paper program. Therefore, borrowing capacity under the aggregate $1.00 billion revolving credit facility is reduced by 50% of any amounts outstanding under the commercial paper program. NLIC had $199.7 million of commercial paper outstanding at December 31, 2007 at a weighted average interest rate of 4.39% and no commercial paper outstanding at December 31, 2006.

NLIC has entered into an agreement with its custodial bank to borrow against the cash collateral that is posted in connection with its securities lending program. This is an uncommitted facility contingent on the liquidity of the securities lending program. The borrowing facility was established to fund commercial mortgage loans that were originated with the intent of sale through securitization. The maximum amount available under the agreement is $350.0 million. The borrowing rate on this program is equal to one-month U.S. LIBOR (4.60% and 5.32% as of December 31, 2007 and 2006, respectively). NLIC had $85.6 million and $75.2 million outstanding under this agreement as of December 31, 2007 and 2006, respectively. As of December 31, 2007, the Company had not provided any guarantees on such borrowings, either directly or indirectly.

The Company paid interest on short-term debt totaling $15.0 million, $11.7 million and $11.5 million in 2007, 2006 and 2005, respectively.

(9)	Long-Term Debt
The following table summarizes surplus notes payable to NFS as of December 31:

(in millions)	2007	2006
8.15% surplus note, due June 27, 2032	$300.0	$300.0
7.50% surplus note, due December 17, 2031	300.0	300.0
6.75% surplus note, due December 23, 2033	100.0	100.0

Total long-term debt	$700.0	$700.0

The Company made interest payments to NFS on surplus notes totaling $53.7 million in 2007, 2006 and 2005. Payments of interest and principal under the notes require the prior approval of the Ohio Department of Insurance (ODI).

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

(10)	Federal Income Taxes
Through September 30, 2002, the Company filed a consolidated federal income tax return with NMIC, the ultimate majority shareholder of NFS. Effective October 1, 2002, Nationwide Corporation’s ownership in NFS decreased from 79.8% to 63.0%. Therefore, NFS and its subsidiaries, including the Company, no longer qualify to be included in the NMIC consolidated federal income tax return. The members of the NMIC consolidated federal income tax return group participated in a tax sharing arrangement, which uses a consolidated approach in allocating the amount of current and deferred expense to the separate financial statements of subsidiaries.

Under Internal Revenue Code (IRC) regulations, NFS and its subsidiaries cannot file a life/non-life consolidated federal income tax return until five full years following NFS’ departure from the NMIC consolidated federal income tax return group. Therefore, NFS and its direct non-life insurance company subsidiaries will file a consolidated federal income tax return; NLIC and NLAIC will file a consolidated federal income tax return; and the direct non-life insurance companies under NLIC will file separate federal income tax returns, until 2008, when NFS will become eligible to file a single life/non-life consolidated federal income tax return with all of its eligible subsidiaries.

The following table summarizes the tax effects of temporary differences that give rise to significant components of the net deferred tax liability as of December 31:

(in millions)	2007	2006
Deferred tax assets:
Future policy benefits	$622.0	$607.8
Other	213.2	138.6

Gross deferred tax assets	835.2	746.4
Less valuation allowance	(7.0)	(7.0)

Deferred tax assets, net of valuation allowance	828.2	739.4

Deferred tax liabilities:
Deferred policy acquisition costs	1,112.6	1,022.2
Other	130.8	173.9

Gross deferred tax liabilities	1,243.4	1,196.1

Net deferred tax liability	$415.2	$456.7

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Future taxable amounts or recovery of federal income taxes paid within the statutory carryback period can offset nearly all future deductible amounts. The valuation allowance was unchanged during 2007, 2006 and 2005.

The Company’s current federal income tax asset was $12.7 million and $12.6 million as of December 31, 2007 and 2006, respectively.

Total federal income taxes paid (refunded) were $99.1 million, $(4.3) million and $182.2 million during the years ended December 31, 2007, 2006 and 2005, respectively.

During the second quarter of 2007, the Company recorded $6.8 million of net federal income tax expense adjustments primarily related to differences between the 2006 estimated tax liability and the amounts the Company reported on its 2006 tax returns. The Company recorded an additional $1.5 million and $0.2 million of such adjustments during the third and fourth quarters of 2007, respectively.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

Through June 2006, the Company’s federal income tax returns for tax years 2000-2002 were under IRS examination pursuant to a routine audit. In accordance with its regular practice, management established tax reserves based on the current facts and circumstances regarding each tax exposure item for which the ultimate deductibility is open to interpretation. These reserves are reviewed regularly and are adjusted as events occur that management believes impacts the Company’s liability for additional taxes, such as lapsing of applicable statutes of limitations; conclusion of tax audits or substantial agreement on the deductibility/non-deductibility of uncertain items; additional exposure based on current calculations; identification of new issues; release of administrative guidance; or rendering of a court decision affecting a particular tax issue. A significant component of the Company’s tax reserve as of December 31, 2005 was related to the separate account dividends received deduction (DRD). See “Tax Matters” in Note 14 for more information regarding DRD.

In July 2006, the Company reached substantial agreement with the IRS on all open issues for tax years 2000-2002, including issues related to the DRD. Accordingly, the Company revised its estimate of amounts that may be due in connection with certain tax positions, including the DRD, for all open tax years. As a result of the revised estimate, $110.9 million of tax reserves were released into earnings during the second quarter of 2006.

During the third quarter of 2006, the Company recorded $7.8 million of net federal income tax expense adjustments primarily related to differences between the 2005 estimated tax liability and the amounts reported on the Company’s 2005 tax returns.

During the third quarter of 2005, the Company refined its separate account DRD estimation process. As a result, the Company identified and recorded additional federal income tax benefits and recoverables of $42.6 million related to all tax years (2000 – 2005) that were open at that time. In addition, the Company recorded $5.6 million of net benefit adjustments primarily related to differences between the 2004 estimated tax liability and the amounts reported on the Company’s 2004 tax returns.

The following table summarizes federal income tax expense attributable to income from continuing operations for the years ended December 31:

(in millions)	2007	2006	2005
Current	$106.5	$(61.8)	$90.6
Deferred	22.0	90.5	5.2

Federal income tax expense	$128.5	$28.7	$95.8

Total federal income tax expense differs from the amount computed by applying the U.S. federal income tax rate to income from continuing operations before federal income taxes as follows for the years ended December 31:

	2007		2006		2005
(dollars in millions)	Amount	%	Amount	%	Amount	%
Computed (expected) tax expense	$204.0	35.0	$226.8	35.0	$217.2	35.0
DRD	(61.0)	(10.5)	(67.5)	(10.4)	(107.5)	(17.3)
Reserve release	—	—	(110.9)	(17.1)	—	—
Other, net	(14.5)	(2.4)	(19.7)	(3.1)	(13.9)	(2.3)

Total	$128.5	22.1	$28.7	4.4	$95.8	15.4

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

(11)	Shareholders’ Equity, Regulatory Risk-Based Capital and Dividend Restrictions
Regulatory Risk-Based Capital

The State of Ohio, where NLIC and NLAIC are domiciled, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NLIC and NLAIC each exceeded the minimum risk-based capital requirements for all periods presented herein.

Dividend Restrictions

The payment of dividends by NLIC is subject to restrictions set forth in the insurance laws and regulations of the State of Ohio, its domiciliary state. The State of Ohio insurance laws require Ohio-domiciled life insurance companies to seek prior regulatory approval to pay a dividend or distribution of cash or other property if the fair market value thereof, together with that of other dividends or distributions made in the preceding 12 months, exceeds the greater of (1) 10% of statutory-basis policyholders’ surplus as of the prior December 31 or (2) the statutory-basis net income of the insurer for the prior year. During the year ended December 31, 2007, NLIC paid dividends of $537.5 million to NFS, including a $242.5 million extraordinary dividend paid after obtaining approval from the ODI. NLIC’s statutory capital and surplus as of December 31, 2007 was $2.50 billion, and statutory net income for 2007 was $309.0 million. As of January 1, 2008, NLIC could not pay dividends to NFS without obtaining prior approval. As of April 2008, NLIC will be able to pay dividends to NFS totaling $246.5 million upon providing prior notice to the ODI. On February 20, 2008, NLIC declared a dividend of $246.5 million payable to NFS in April 2008. NLIC will provide notice to the ODI before paying this dividend to NFS.

The State of Ohio insurance laws also require insurers to seek prior regulatory approval for any dividend paid from other than earned surplus. Earned surplus is defined under the State of Ohio insurance laws as the amount equal to the Company’s unassigned funds as set forth in its most recent statutory financial statements, including net unrealized capital gains and losses or revaluation of assets. Additionally, following any dividend, an insurer’s policyholder surplus must be reasonable in relation to the insurer’s outstanding liabilities and adequate for its financial needs. The payment of dividends by NLIC may also be subject to restrictions set forth in the insurance laws of the State of New York that limit the amount of statutory profits on NLIC’s participating policies (measured before dividends to policyholders) available for the benefit of the Company and its shareholder.

The Company currently does not expect such regulatory requirements to impair its ability to pay future operating expenses, interest and shareholder dividends.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

Comprehensive Income

The Company’s comprehensive income includes net income and certain items that are reported directly within separate components of shareholder’s equity that are not recorded in net income (other comprehensive income or loss).

The following table summarizes the Company’s other comprehensive loss, before and after federal income tax benefit, for the years ended December 31:

(in millions)	2007	2006	2005
Net unrealized losses on securities available-for-sale arising during the period:
Net unrealized losses before adjustments	$(276.3)	$(171.3)	$(687.2)
Net adjustment to deferred policy acquisition costs	3.8	40.9	187.0
Net adjustment to future policy benefits and claims	5.4	21.5	17.0
Related federal income tax benefit	93.3	38.1	169.1

Net unrealized losses	(173.8)	(70.8)	(314.1)

Reclassification adjustment for net realized losses (gains) on securities available-for-sale realized during the period:
Net unrealized losses (gains)	107.7	9.2	(20.3)
Related federal income tax (benefit) expense	(37.7)	(3.2)	7.1

Net reclassification adjustment	70.0	6.0	(13.2)

Other comprehensive loss on securities available-for-sale	(103.8)	(64.8)	(327.3)

Accumulated net holding (losses) gains on cash flow hedges:
Unrealized holding (losses) gains	(17.2)	(0.2)	41.7
Related federal income tax benefit (expense)	6.0	0.1	(14.6)

Other comprehensive (loss) income on cash flow hedges	(11.2)	(0.1)	27.1

Other net unrealized losses	(4.2)	—	—

Total other comprehensive loss	$(119.2)	$(64.9)	$(300.2)

Adjustments for net realized gains and losses on the ineffective portion of cash flow hedges were immaterial during the years ended December 31, 2007, 2006 and 2005.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

(12)	Employee Benefit Plans
Defined Benefit Plans

The Company and certain affiliated companies participate in a qualified defined benefit pension plan sponsored by NMIC. This plan covers all employees of participating companies who have completed at least one year of service. Plan contributions are invested in a group annuity contract issued by NLIC. All participants are eligible for benefits based on an account balance feature. Participants last hired before 2002 are eligible for benefits based on the highest average annual salary of a specified number of consecutive years of the last ten years of service, if such benefits are of greater value than the account balance feature. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work benefits the Company. A separate non-qualified defined benefit pension plan sponsored by NMIC covers certain executives with at least one year of service. The Company’s portion of expense relating to these plans was $13.5 million, $19.9 million and $16.6 million for the years ended December 31, 2007, 2006 and 2005, respectively.

In addition to the NMIC pension plan, the Company and certain affiliated companies participate in life and health care defined benefit plans sponsored by NMIC for qualifying retirees. Postretirement life and health care benefits are contributory. The level of contribution required by a qualified retiree depends on the retiree’s years of service and date of hire. In general, postretirement benefits are available to full-time employees who are credited with 120 months of retiree life and health service. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company’s portion of the per-participant cost of the postretirement health care benefits. The Company’s policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts issued by NLIC. The Company’s portion of expense relating to these plans was immaterial for the years ended December 31, 2007, 2006 and 2005.

Defined Contribution Plans

NMIC sponsors a defined contribution retirement savings plan covering substantially all employees of the Company. Employees may make salary deferral contributions of up to 80%. Salary deferrals of up to 6% are subject to a 50% Company match. The Company’s expense for contributions to these plans was $7.3 million, $6.6 million and $6.2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

(13)	Related Party Transactions
The Company has entered into significant, recurring transactions and agreements with NMIC, other affiliates and subsidiaries as a part of its ongoing operations. These include annuity and life insurance contracts, office space leases, and agreements related to reinsurance, cost sharing, administrative services, marketing, intercompany loans, intercompany repurchases, cash management services and software licensing. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, the number of full-time employees, commission expense and other methods agreed to by the participating companies.

In addition, Nationwide Services Company, LLC (NSC), a subsidiary of NMIC, provides computer, telephone, mail, employee benefits administration and other services to NMIC and certain of its direct and indirect subsidiaries, including the Company, based on specified rates for units of service consumed. For the years ended December 31, 2007, 2006 and 2005, the Company made payments to NMIC and NSC totaling $285.6 million, $261.7 million and $274.1 million, respectively.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

The Company has issued group annuity and life insurance contracts and performs administrative services for various employee benefit plans sponsored by NMIC or its affiliates. Total account values of these contracts were $2.90 billion and $5.48 billion as of December 31, 2007 and 2006, respectively. Total revenues from these contracts were $130.8 million, $133.4 million and $136.2 million for the years ended December 31, 2007, 2006 and 2005, respectively, and include policy charges, net investment income from investments backing the contracts and administrative fees. Total interest credited to the account balances was $109.7 million, $110.7 million and $107.3 million for the years ended December 31, 2007, 2006 and 2005, respectively. The terms of these contracts are consistent in all material respects with what the Company offers to unaffiliated parties who are similarly situated.

The Company leases office space from NMIC. For the years ended December 31, 2007, 2006 and 2005, the Company made lease payments to NMIC of $23.0 million, $19.3 million and $18.7 million, respectively.

NLIC has a reinsurance agreement with NMIC whereby all of NLIC’s accident and health business not ceded to unaffiliated reinsurers is ceded to NMIC on a modified coinsurance basis. Either party may terminate the agreement on January 1 of any year with prior notice. Under a modified coinsurance agreement, the ceding company retains invested assets, and investment earnings are paid to the reinsurer. Under the terms of NLIC’s agreements, the investment risk associated with changes in interest rates is borne by the reinsurer. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. The Company believes that the terms of the modified coinsurance agreements are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Revenues ceded to NMIC for the years ended December 31, 2007, 2006 and 2005 were $317.6 million, $430.8 million and $429.5 million, respectively, while benefits, claims and expenses ceded during these years were $348.1 million, $470.4 million and $398.8 million, respectively.

Funds of Nationwide Funds Group (NFG), an affiliate, are offered to the Company’s customers as investment options in certain of the Company’s products. As of December 31, 2007 and 2006, customer allocations to NFG funds totaled $21.41 billion and $18.26 billion, respectively. For the years ended December 31, 2007, 2006 and 2005, NFG paid the Company $76.9 million, $64.4 million and $51.6 million, respectively, for the distribution and servicing of these funds.

Under a marketing agreement with NMIC, NLIC makes payments to cover a portion of the agent marketing allowance that is paid to Nationwide agents. These costs cover product development and promotion, sales literature, rent and similar items. Payments under this agreement totaled $20.1 million, $28.3 million and $26.5 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company also participates in intercompany repurchase agreements with affiliates whereby the seller transfers securities to the buyer at a stated value. Upon demand or after a stated period, the seller repurchases the securities at the original sales price plus interest. As of December 31, 2007 and 2006, the Company had no outstanding borrowings from affiliated entities under such agreements. During 2007, 2006 and 2005, the most the Company had outstanding at any given time was $178.2 million, $191.5 million and $55.3 million, respectively, and the amounts the Company incurred for interest expense on intercompany repurchase agreements during these years were immaterial.

The Company and various affiliates have agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC for the benefit of the Company were $368.2 million and $601.3 million as of December 31, 2007 and 2006, respectively, and are included in short-term investments on the consolidated balance sheets.

Certain annuity products are sold through affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the years ended December 31, 2007, 2006 and 2005 were $59.5 million, $58.1 million and $59.0 million, respectively.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

An affiliate of the Company is currently developing a browser-based policy administration and online brokerage software application for defined benefit plans. In connection with the development of this application, the Company made net payments, which were expensed, to that affiliate related to development totaling $9.4 million, $6.9 million and $2.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Historically, the Company has retained funds for certain claim and benefit payments to customers in the form of interest-bearing accounts. During the year ended December 31, 2006, this practice was discontinued. Eligible participant balances totaling $224.7 million were transferred from the Company to interest-bearing deposit accounts of Nationwide Bank, a wholly-owned subsidiary of NFS, in exchange for cash plus a premium of $0.7 million payable to NFS for the value of the relationships acquired by Nationwide Bank.

Through September 30, 2002, the Company filed a consolidated federal income tax return with NMIC, as discussed in more detail in Note 10. Effective October 1, 2002, NLIC began filing a consolidated federal income tax return with NLAIC. There were no payments (from) to NMIC for the year ended December 31, 2007 compared to $(15.3) million and $45.0 million for the years ended December 31, 2006 and 2005, respectively. These payments related to tax years prior to deconsolidation.

In 2007, 2006 and 2005, NLIC paid dividends to NFS totaling $537.5 million, $375.0 million and $185.0 million, respectively.

(14)	Contingencies
Legal Matters

The Company is a party to litigation and arbitration proceedings in the ordinary course of its business. It is often not possible to determine the ultimate outcome of the pending investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty. Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs’ claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. The Company does not believe, based on information currently known by management, that the outcomes of such pending investigations and legal proceedings are likely to have a material adverse effect on the Company’s consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could have a material adverse effect on the Company’s consolidated financial results in a particular quarterly or annual period.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements against life insurers other than the Company.

The financial services industry, including mutual fund, variable annuity, retirement plan, life insurance and distribution companies, has also been the subject of increasing scrutiny by regulators, legislators and the media over the past few years. Numerous regulatory agencies, including the SEC, the Financial Industry Regulatory Authority and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues. The Company has been contacted by or received subpoenas from the SEC and the New York State Attorney General, who are investigating market timing in certain mutual funds offered in insurance products sponsored by the Company. The Company has cooperated with these investigations. Information requests from the New York State Attorney General and the SEC with respect to investigations into late trading and market timing were last responded to by the Company and its affiliates in December 2003 and June 2005, respectively, and no further information requests have been received with respect to these matters.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

In addition, state and federal regulators and other governmental bodies have commenced investigations, proceedings or inquiries relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales and replacements by producers on behalf of the issuer. Also under investigation are compensation and revenue sharing arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, funding agreements issued to back MTN programs, recordkeeping and retention compliance by broker/dealers, and supervision of former registered representatives. Related investigations, proceedings or inquiries may be commenced in the future. The Company and/or its affiliates have been contacted by or received subpoenas from state and federal regulatory agencies and other governmental bodies, state securities law regulators and state attorneys general for information relating to certain of these investigations, including those relating to compensation, revenue sharing and bidding arrangements, anti-competitive activities, unsuitable sales or replacement practices, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, and funding agreements backing the NLIC MTN program. The Company is cooperating with regulators in connection with these inquiries and will cooperate with NMIC in responding to these inquiries to the extent that any inquiries encompass NMIC’s operations.

These proceedings are expected to continue in the future and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including mutual fund, retirement plan, life insurance and annuity companies. These proceedings also could affect the outcome of one or more of the Company’s litigation matters. There can be no assurance that any litigation or regulatory actions will not have a material adverse effect on the Company in the future.

On November 20, 2007, NLIC and NRS were named in a lawsuit filed in the Circuit Court of Jefferson County, Alabama entitled Ruth A. Gwin and Sandra H. Turner, and a class of similarly situated individuals v NLIC, NRS, Alabama State Employees Association, PEBCO, Inc. and Fictitious Defendants A to Z. The plaintiffs purport to represent a class of all participants in the Alabama State Employees Association (ASEA) plan, excluding members of the Board of Control during the Class Period and excluding ASEA’s directors, officers and board members during the class period. The class period is the date from which NLIC and/or NRS first made a payment to ASEA or PEBCO arising out of the funding agreement dated March 24, 2004 to the date class notice is provided. The plaintiffs allege that the defendants breached their fiduciary duties, converted plan participants’ properties, and breached their contract when payments were made and the plan was administered under the funding agreement. The complaint seeks a declaratory judgment, an injunction, disgorgement of amounts paid, compensatory and punitive damages, interest, attorneys’ fees and costs, and such other equitable and legal relief to which the plaintiffs and class members may be entitled. On January 9, 2008, NLIC and NRS filed a Notice of Removal to the United States District Court Northern District of Alabama, Southern Division. On January 16, 2008, NLIC and NRS filed a motion to dismiss. On January 24, 2008, the plaintiffs filed a motion to remand. The motions have been fully briefed. NLIC and NRS intend to defend this case vigorously.

On July 11, 2007, NLIC was named in a lawsuit filed in the United States District Court for the Western District of Washington at Tacoma entitled Jerre Daniels-Hall and David Hamblen, Individually and on behalf of All Others Similarly Situated v. National Education Association, NEA Member Benefits Corporation, Nationwide Life Insurance Company, Security Benefit Life Insurance Company, Security Benefit Group, Inc., Security Distributors, Inc., et. al. The plaintiffs seek to represent a class of all current or former National Education Association (NEA) members who participated in the NEA Valuebuilder 403(b) program at any time between January 1, 1991 and the present (and their heirs and/or beneficiaries). The plaintiffs allege that the defendants violated the Employee Retirement Income Security Act of 1974, as amended (ERISA) by failing to prudently and loyally manage plan assets, by failing to provide complete and accurate information, by engaging in prohibited transactions, and by breaching their fiduciary duties when they failed to prevent other fiduciaries from breaching their fiduciary duties. The complaint seeks to have the defendants restore all losses to the plan, restoration of plan assets and profits to participants, disgorgement of endorsement fees, disgorgement of service fee payments, disgorgement of excessive fees charged to plan participants, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees. On October 12, 2007, NLIC filed a motion to dismiss. The motion has been fully briefed. NLIC intends to defend this lawsuit vigorously.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

On November 15, 2006, NFS, NLIC and NRS were named in a lawsuit filed in the United States District Court for the Southern District of Ohio entitled Kevin Beary, Sheriff of Orange County, Florida, In His Official Capacity, Individually and On Behalf of All Others Similarly Situated v. Nationwide Life Insurance Co., Nationwide Retirement Solutions, Inc. and Nationwide Financial Services, Inc. The plaintiff seeks to represent a class of all sponsors of 457(b) deferred compensation plans in the United States that had variable annuity contracts with the defendants at any time during the class period, or in the alternative, all sponsors of 457(b) deferred compensation plans in Florida that had variable annuity contracts with the defendants during the class period. The class period is from January 1, 1996 until the class notice is provided. The plaintiff alleges that the defendants breached their fiduciary duties by arranging for and retaining service payments from certain mutual funds. The complaint seeks an accounting, a declaratory judgment, a permanent injunction and disgorgement or restitution of the service fee payments allegedly received by the defendants, including interest. On January 25, 2007, NFS, NLIC and NRS filed a motion to dismiss. On September 17, 2007, the Court granted the motion to dismiss. On October 1, 2007, the plaintiff filed a motion to vacate judgment and for leave to file an amended complaint. On October 25, 2007, NFS, NLIC and NRS filed their opposition to the plaintiff’s motion. NFS, NLIC and NRS continue to defend this lawsuit vigorously.

On February 11, 2005, NLIC was named in a class action lawsuit filed in Common Pleas Court, Franklin County, Ohio entitled Michael Carr v. Nationwide Life Insurance Company. The plaintiff claims that the total of modal payments that policyholders paid per year exceeded the guaranteed maximum premium provided for in the policy. The complaint seeks recovery for breach of contract, fraud by omission, violation of the Ohio Deceptive Trade Practices Act and unjust enrichment. The complaint also seeks unspecified compensatory damages, disgorgement of all amounts in excess of the guaranteed maximum premium and attorneys’ fees. On February 2, 2006, the court granted the plaintiff’s motion for class certification on the breach of contract and unjust enrichment claims. The court certified a class consisting of all residents of the United States and the Virgin Islands who, during the class period, paid premiums on a modal basis to NLIC for term life insurance policies issued by NLIC during the class period that provide for guaranteed maximum premiums, excluding certain specified products. Excluded from the class are NLIC; any parent, subsidiary or affiliate of NLIC; all employees, officers and directors of NLIC; and any justice, judge or magistrate judge of the State of Ohio who may hear the case. The class period is from February 10, 1990 through February 2, 2006, the date the class was certified. On January 26, 2007, the plaintiff filed a motion for summary judgment. On April 30, 2007, NLIC filed a motion for summary judgment. On February 4, 2008, the Court entered its ruling on the parties’ pending motions for summary judgment. The court granted NLIC’s motion for summary judgment for some of the plaintiffs’ causes of action, including breach of contract claims on all decreasing term policies, plaintiff Carr’s individual claims for fraud by omission, violation of the Ohio Deceptive Trade Practices Act and all unjust enrichment claims. However, several claims against NLIC remain, including plaintiff Carr’s individual claim for breach of contract and the plaintiff Class’ claims for breach of contract for the term life policies in 43 of 51 jurisdictions. The Court has requested additional briefing on NLIC’s affirmative defense that the doctrine of voluntary payment acts as a defense to the breach of contract claims. NLIC continues to defend this lawsuit vigorously.

On April 13, 2004, NLIC was named in a class action lawsuit filed in Circuit Court, Third Judicial Circuit, Madison County, Illinois, entitled Woodbury v. Nationwide Life Insurance Company. NLIC removed this case to the United States District Court for the Southern District of Illinois on June 1, 2004. On December 27, 2004, the case was transferred to the United States District Court for the District of Maryland and included in the multi-district proceeding entitled In Re Mutual Funds Investment Litigation. In response, on May 13, 2005, the plaintiff filed the first amended complaint purporting to represent, with certain exceptions, a class of all persons who held (through their ownership of an NLIC annuity or insurance product) units of any NLIC sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing or stale price trading activity. The first amended complaint purports to disclaim, with respect to market timing or stale price trading in NLIC’s annuities sub-accounts, any allegation based on NLIC’s untrue statement, failure to disclose any material fact, or usage of any manipulative or deceptive device or contrivance in connection with any class member’s purchases or sales of NLIC annuities or units in annuities sub-accounts. The plaintiff claims, in the alternative, that if NLIC is found with respect to market timing or stale price trading in its annuities sub-accounts, to have made any untrue statement, to have failed to disclose any material fact or to have used or employed any manipulative or deceptive device or contrivance, then the plaintiff purports to represent a class, with certain exceptions, of all persons who, prior to NLIC’s untrue statement, omission of material fact, use or employment of any manipulative or deceptive device or contrivance, held (through their ownership of an NLIC annuity or insurance product) units of any NLIC sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing activity. The first amended complaint alleges common law negligence and seeks to recover damages not to exceed $75,000 per plaintiff or class member, including all compensatory damages and costs. On June 1, 2006, the District Court granted NLIC’s motion to dismiss the plaintiff’s complaint. The plaintiff appealed the District Court’s decision, and the issues have been fully briefed. NLIC continues to defend this lawsuit vigorously.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. Currently, the plaintiffs’ fifth amended complaint, filed March 21, 2006, purports to represent a class of qualified retirement plans under ERISA that purchased variable annuities from NLIC. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks disgorgement of some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees. To date, the District Court has rejected the plaintiffs’ request for certification of the alleged class. On September 25, 2007, NFS’ and NLIC’s motion to dismiss the plaintiffs’ fifth amended complaint was denied. On October 12, 2007, NFS and NLIC filed their answer to the plaintiffs’ fifth amended complaint and amended counterclaims. On November 1, 2007, the plaintiffs filed a motion to dismiss NFS’ and NLIC’s amended counterclaims. On November 15, 2007, the plaintiffs filed a motion for class certification. On February 8, 2008, the Court denied the plaintiffs’ motion to dismiss the amended counterclaim, with the exception that it was tentatively granting the plaintiffs’ motion to dismiss with respect to NFS’ and NLIC’s claim that it could recover any “disgorgement remedy” from plan sponsors. NFS and NLIC continue to defend this lawsuit vigorously.

Tax Matters

Management has established tax reserves in accordance with the requirements of FIN 48. See Note 3 for a summary of the provisions of FIN 48. These reserves are reviewed regularly and are adjusted as events occur that management believes impact its liability for additional taxes, such as lapsing of applicable statutes of limitations; conclusion of tax audits or substantial agreement on the deductibility/nondeductibility of uncertain items; additional exposure based on current calculations; identification of new issues; release of administrative guidance; or rendering of a court decision affecting a particular tax issue. Management believes its tax reserves reasonably provide for potential assessments that may result from IRS examinations and other tax-related matters for all open tax years.

The separate account DRD is a significant component of the Company’s federal income tax provision. On August 16, 2007, the IRS issued Revenue Ruling 2007-54. This ruling took a position with respect to the DRD that could have significantly reduced the Company’s DRD. The Company believes that the position taken by the IRS in the ruling was contrary to existing law and the relevant legislative history.

In Revenue Ruling 2007-61, released September 25, 2007, the IRS and the U.S. Department of the Treasury suspended Revenue Ruling 2007-54 and informed taxpayers of their intention to address certain issues in connection with the DRD in future tax regulations. Final tax regulations could impact the Company’s DRD in periods subsequent to their effective date.

(15)	Guarantees
Since 2001, the Company has sold $677.2 million of credit enhanced equity interests in Low-Income-Housing Tax Credit Funds (Tax Credit Funds) to unrelated third parties. The Company has guaranteed cumulative after-tax yields to the third party investors ranging from 3.75% to 5.25% over periods ending between 2002 and 2022. As of December 31, 2007, the Company held guarantee reserves totaling $6.0 million on these transactions. These guarantees are in effect for periods of approximately 15 years each. The Tax Credit Funds provide a stream of tax benefits to the investors that will generate a yield and return of capital. If the tax benefits are not sufficient to provide these cumulative after-tax yields, then the Company must fund any shortfall, which is mitigated by stabilization collateral set aside by the Company at the inception of the transactions. The maximum amount of undiscounted future payments that the Company could be required to pay the investors under the terms of the guarantees is $1.28 billion. The Company does not anticipate making any payments related to these guarantees.

As of December 31, 2007, the Company held stabilization reserves of $1.6 million as collateral for certain properties owned by the Tax Credit Funds that had not met all of the criteria necessary to generate tax credits. Such criteria include completion of construction and the leasing of each unit to a qualified tenant, among others. Properties meeting the necessary criteria are considered to have “stabilized.” The properties are evaluated regularly, and the collateral is released when stabilized.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

To the extent there are cash deficits in any specific property owned by the Tax Credit Funds, property reserves, property operating guarantees and reserves held by the Tax Credit Funds are exhausted before the Company is required to perform under its guarantees. To the extent the Company is ever required to perform under its guarantees, it may recover any such funding out of the cash flow distributed from the sale of the underlying properties of the Tax Credit Funds. This cash flow distribution would be paid to the Company prior to any cash flow distributions to unrelated third party investors.

(16)	Variable Interest Entities
As of December 31, 2007 and 2006, the Company had relationships with 19 and 18 variable interest entities (VIEs), respectively, each of which the Company was the primary beneficiary. Each VIE is a conduit that assists the Company in structured products transactions involving the sale of Tax Credit Funds to third party investors for which the Company provides guaranteed returns (see Note 15). The results of operations and financial position of these VIEs are included along with corresponding minority interest liabilities in the accompanying consolidated financial statements.

VIE net assets were $465.7 million and $445.5 million as of December 31, 2007 and 2006, respectively. The following table summarizes the components of net assets as of December 31:

(in millions)	2007	2006
Other long-term investments	$434.1	$432.5
Short-term investments	31.9	33.7
Other assets	38.1	37.8
Other liabilities	(38.4)	(58.5)
The Company’s total loss exposure from VIEs of which the Company is the primary beneficiary was immaterial as of December 31, 2007 and 2006 (except for the impact of guarantees disclosed in Note 15).

In addition to the VIEs described above, the Company holds variable interests, in the form of limited partnerships or similar investments, in Tax Credit Funds of which the Company is not the primary beneficiary. These investments have been held by the Company for periods of 1 to 10 years and allow the Company to utilize certain tax credits and realize other tax benefits from affordable housing projects. The Company also has certain investments in other securitization transactions that qualify as VIEs, but of which the Company is not the primary beneficiary. The total exposure to loss on these VIEs was $201.3 million and $68.9 million as of December 31, 2007 and 2006, respectively.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

(17)	Segment Information
Management views the Company’s business primarily based on its underlying products and uses this basis to define its four reportable segments: Individual Investments, Retirement Plans, Individual Protection, and Corporate and Other.

The primary segment profitability measure that management uses is pre-tax operating earnings, which is calculated by adjusting income from continuing operations before federal income taxes to exclude (1) net realized investment gains and losses, except for periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment and net realized gains and losses related to securitizations and (2) the adjustment to amortization of DAC related to net realized investment gains and losses.

Individual Investments

The Individual Investments segment consists of individual The BEST of AMERICA® and private label deferred variable annuity products, deferred fixed annuity products, income products and advisory services. Individual deferred annuity contracts provide the customer with tax-deferred accumulation of savings and flexible payout options including lump sum, systematic withdrawal or a stream of payments for life. In addition, individual variable annuity contracts provide the customer with access to a wide range of investment options and asset protection features, while individual fixed annuity contracts generate a return for the customer at a specified interest rate fixed for prescribed periods.

Retirement Plans

The Retirement Plans segment is comprised of the Company’s private and public sector retirement plans business. The private sector primarily includes IRC Section 401 business, and the public sector primarily includes IRC Section 457 and Section 401(a) business, both in the form of full-service arrangements that provide plan administration and fixed and variable group annuities as well as administration-only business.

Individual Protection

The Individual Protection segment consists of investment life insurance products, including individual variable, COLI and BOLI products; traditional life insurance products; and universal life insurance products. Life insurance products provide a death benefit and generally allow the customer to build cash value on a tax-advantaged basis.

Corporate and Other

The Corporate and Other segment includes the MTN program; structured products business; and other revenues and expenses not allocated to other segments.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

The following tables summarize the Company’s business segment operating results for the years ended December 31:

(in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
2007
Revenues:
Policy charges	$656.9	$139.5	$411.9	$—	$1,208.3
Premiums	133.1	—	158.6	—	291.7
Net investment income	609.1	639.4	330.2	397.1	1,975.8
Non-operating net realized investment losses[1]	—	—	—	(156.0)	(156.0)
Other income	3.1	—	—	(5.8)	(2.7)

Total revenues	1,402.2	778.9	900.7	235.3	3,317.1

Benefits and expenses:
Interest credited to policyholder accounts	419.7	433.7	178.0	231.2	1,262.6
Benefits and claims	234.2	—	245.1	—	479.3
Policyholder dividends	—	—	24.5	—	24.5
Amortization of DAC	287.1	26.7	80.2	(25.5)	368.5
Interest expense	—	—	—	70.0	70.0
Other operating expenses	191.6	173.6	147.1	17.2	529.5

Total benefits and expenses	1,132.6	634.0	674.9	292.9	2,734.4

Income (loss) from continuing operations before federal income tax expense	269.6	144.9	225.8	(57.6)	$582.7

Less: non-operating net realized investment losses[1]	—	—	—	156.0
Less: adjustment to amortization related to net realized investment gains and losses	—	—	—	(25.5)

Pre-tax operating earnings	$269.6	$144.9	$225.8	$72.9

Assets as of year end	$55,692.9	$26,912.6	$18,251.1	$8,683.4	$109,540.0

[1]	Excluding periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment and net realized gains and losses related to securitizations.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

(in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
2006
Revenues:
Policy charges	$581.7	$160.2	$390.7	$—	$1,132.6
Premiums	142.5	—	165.8	—	308.3
Net investment income	739.5	636.0	328.2	354.8	2,058.5
Non-operating net realized investment gains[1]	—	—	—	1.0	1.0
Other income	2.6	—	0.3	3.4	6.3

Total revenues	1,466.3	796.2	885.0	359.2	3,506.7

Benefits and expenses:
Interest credited to policyholder accounts	501.7	440.5	179.2	208.7	1,330.1
Benefits and claims	202.8	—	247.5	—	450.3
Policyholder dividends	—	—	25.6	—	25.6
Amortization of DAC	352.7	37.9	69.6	(9.9)	450.3
Interest expense	—	—	—	65.5	65.5
Other operating expenses	206.3	179.1	142.4	9.0	536.8

Total benefits and expenses	1,263.5	657.5	664.3	273.3	2,858.6

Income from continuing operations before federal income tax expense	202.8	138.7	220.7	85.9	$648.1

Less: non-operating net realized investment gains[1]	—	—	—	(1.0)
Less: adjustment to amortization related to net realized investment gains and losses	—	—	—	(9.9)

Pre-tax operating earnings	$202.8	$138.7	$220.7	$75.0

Assets as of year end	$55,404.6	$28,817.2	$16,948.8	$8,791.8	$109,962.4

[1]	Excluding periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment and net realized gains and losses related to securitizations.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2007, 2006 and 2005

(in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
2005
Revenues:
Policy charges	$532.4	$145.0	$377.7	$—	$1,055.1
Premiums	96.7	—	163.3	—	260.0
Net investment income	822.4	642.9	332.8	307.1	2,105.2
Non-operating net realized investment gains[1]	—	—	—	9.5	9.5
Other income	1.3	0.2	—	1.8	3.3

Total revenues	1,452.8	788.1	873.8	318.4	3,433.1

Benefits and expenses:
Interest credited to policyholder accounts	557.7	444.8	182.4	146.1	1,331.0
Benefits and claims	149.1	—	228.4	—	377.5
Policyholder dividends	—	—	33.1	—	33.1
Amortization of DAC	329.1	47.2	89.0	1.0	466.3
Interest expense	—	—	—	66.3	66.3
Other operating expenses	193.1	181.8	148.1	15.3	538.3

Total benefits and expenses	1,229.0	673.8	681.0	228.7	2,812.5

Income from continuing operations before federal income tax expense	223.8	114.3	192.8	89.7	$620.6

Less: non-operating net realized investment gains[1]	—	—	—	(9.5)
Less: adjustment to amortization related to net realized investment gains and losses	—	—	—	1.0

Pre-tax operating earnings	$223.8	$114.3	$192.8	$81.2

Assets as of year end	$52,929.2	$29,987.2	$14,728.7	$9,313.4	$106,958.5

[1]	Excluding periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment and net realized gains and losses related to securitizations.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule I          Consolidated Summary of Investments – Other Than Investments in Related Parties

As of December 31, 2007 (in millions)

Column A	Column B	Column C	Column D
Type of investment	Cost	Market value	Amount at which shown in the consolidated balance sheet
Fixed maturity securities available-for-sale:
Bonds:
U.S. Treasury securities and obligations of U.S. Government corporations	$110.8	$124.7	$124.7
Agencies not backed by the full faith and credit of the U.S. Government	406.1	467.3	467.3
Obligations of states and political subdivisions	245.3	244.2	244.2
Foreign governments	40.0	42.4	42.4
Public utilities	1,345.3	1,358.8	1,358.8
All other corporate	21,873.7	21,696.0	21,696.0

Total fixed maturity securities available-for-sale	24,021.2	23,933.4	23,933.4

Equity securities available-for-sale:
Common stocks:
Banks, trusts and insurance companies	15.5	18.5	18.5
Industrial, miscellaneous and all other	2.3	1.6	1.6
Nonredeemable preferred stocks	51.8	52.8	52.8

Total equity securities available-for-sale	69.6	72.9	72.9

Mortgage loans on real estate, net	7,619.2		7,615.4	[1]
Real estate, net:
Investment properties	11.1		8.6	[2]
Acquired in satisfaction of debt	10.4		9.2	[2]

Total real estate, net	21.5		17.8

Policy loans	687.9		687.9
Other long-term investments	625.1		625.1
Short-term investments, including amounts managed by a related party	965.4		959.1	[3]

Total investments	$34,009.9		$33,911.6

[1]
Difference from Column B primarily is attributable to valuation allowances due to impairments on mortgage loans on real estate (see Note 6 to the audited consolidated financial statements), hedges and commitment hedges on mortgage loans on real estate.

[2]	Difference from Column B primarily results from adjustments for accumulated depreciation.

[3]	Difference from Column B primarily is due to unrealized gains and/or losses from securities lending.
See accompanying report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule III        Supplementary Insurance Information

As of December 31, 2007, 2006 and 2005 and for each of the years then ended (in millions)

Column A	Column B	Column C	Column D	Column E	Column F
Year: Segment	Deferred policy acquisition costs	Future policy benefits, losses, claims and loss expenses	Unearned premiums[1]	Other policy claims and benefits payable[1]	Premium revenue
2007
Individual Investments	$2,078.1	$10,748.6			$133.1
Retirement Plans	289.7	10,693.7			—
Individual Protection	1,542.5	5,635.9			158.6
Corporate and Other	87.1	4,920.2			—

Total	$3,997.4	$31,998.4			$291.7

2006
Individual Investments	$1,945.0	$13,004.4			$142.5
Retirement Plans	288.6	10,839.0			—
Individual Protection	1,441.0	5,574.1			165.8
Corporate and Other	83.4	4,991.9			—

Total	$3,758.0	$34,409.4			$308.3

2005
Individual Investments	$1,936.4	$14,970.9			$96.7
Retirement Plans	290.3	10,847.3			—
Individual Protection	1,328.7	5,531.9			163.3
Corporate and Other	42.5	4,591.0			—

Total	$3,597.9	$35,941.1			$260.0

Column A	Column G	Column H	Column I	Column J	Column K
Year: Segment	Net investment income[2]	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses[2]	Premiums written
2007
Individual Investments	$609.1	$653.9	$287.1	191.6
Retirement Plans	639.4	433.7	26.7	173.6
Individual Protection	330.2	447.6	80.2	147.1
Corporate and Other	397.1	231.2	(25.5)	87.1

Total	$1,975.8	$1,766.4	$368.5	$599.4

2006
Individual Investments	$739.5	$704.5	$352.7	$206.3
Retirement Plans	636.0	440.5	37.9	179.1
Individual Protection	328.2	452.3	69.6	142.4
Corporate and Other	354.8	208.7	(9.9)	74.5

Total	$2,058.5	$1,806.0	$450.3	$602.3

2005
Individual Investments	$822.4	$706.8	$329.1	$193.1
Retirement Plans	642.9	444.8	47.2	181.8
Individual Protection	332.8	443.9	89.0	148.1
Corporate and Other	307.1	146.1	1.0	81.6

Total	$2,105.2	$1,741.6	$466.3	$604.6

[1]	Unearned premiums and other policy claims and benefits payable are included in Column C amounts.

[2]
Allocations of net investment income and certain operating expenses are based on numerous assumptions and estimates, and reported segment operating results would change if different methods were applied.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule IV         Reinsurance

As of December 31, 2007, 2006 and 2005 and for each of the years then ended (dollars in millions)

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
2007
Life insurance in force	$156,899.3	$58,529.0	$4.4	$98,374.7	0.0%

Premiums:
Life insurance [1]	$364.2	$72.7	$0.2	$291.7	0.0%
Accident and health insurance	289.2	316.8	27.6	—	NM

Total	$653.4	$389.5	$27.8	$291.7	9.5%

2006
Life insurance in force	$151,109.9	$58,189.8	$7.9	$92,928.0	0.0%

Premiums:
Life insurance [1]	$336.4	$28.4	$0.3	$308.3	0.1%
Accident and health insurance	388.9	417.4	28.5	—	N/A

Total	$725.3	$445.8	$28.8	$308.3	9.3%

2005
Life insurance in force	$142,308.1	$52,339.1	$10.6	$89,979.6	0.0%

Premiums:
Life insurance [1]	$311.5	$51.8	$0.3	$260.0	0.1%
Accident and health insurance	415.2	445.1	29.9	—	N/A

Total	$726.7	$496.9	$30.2	$260.0	11.6%

[1]	Primarily represents premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment and universal life insurance products.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule V        Valuation and Qualifying Accounts

Years ended December 31, 2007, 2006 and 2005 (in millions)

Column A	Column B	Column C		Column D	Column E
Description	Balance at beginning of period	Charged (credited) to costs and expenses	Charged to other accounts	Deductions[1]	Balance at end of period
2007
Valuation allowances - mortgage loans on real estate	$34.3	$1.1	$—	$12.3	$23.1

2006
Valuation allowances - mortgage loans on real estate	$31.1	$6.0	$—	$2.8	$34.3

2005
Valuation allowances - mortgage loans on real estate	$33.3	$1.6	$—	$3.8	$31.1

[1]	Amounts represent transfers to real estate owned and recoveries.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONWIDE LIFE INSURANCE COMPANY (Registrant)

Date: February 29, 2008	By	/s/ W.G. Jurgensen
W.G. Jurgensen, Chief Executive Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arden L. Shisler	February 20, 2008	/s/ W.G. Jurgensen	February 29, 2008

Arden L. Shisler, Chairman of the Board	Date	W.G. Jurgensen, Chief Executive Officer and Director	Date

/s/ Joseph A. Alutto	February 20, 2008	/s/ James G. Brocksmith, Jr.	February 20, 2008

Joseph A. Alutto, Director	Date	James G. Brocksmith, Jr., Director	Date

/s/ Keith W. Eckel	February 20, 2008	/s/ Lydia M. Marshall	February 20, 2008

Keith W. Eckel, Director	Date	Lydia M. Marshall, Director	Date

/s/ Donald L. McWhorter	February 20, 2008	/s/ David O. Miller	February 20, 2008

Donald L. McWhorter, Director	Date	David O. Miller, Director	Date

/s/ Martha Miller de Lombera	February 20, 2008	/s/ James F. Patterson	February 20, 2008

Martha Miller de Lombera, Director	Date	James F. Patterson, Director	Date

/s/ Gerald D. Prothro	February 20, 2008	/s/ Alex Shumate	February 20, 2008

Gerald D. Prothro, Director	Date	Alex Shumate, Director	Date

/s/ Mark R. Thresher	February 29, 2008	/s/ Timothy G. Frommeyer	February 29, 2008

Mark R. Thresher, President and Chief Operating Officer	Date	Timothy G. Frommeyer, Senior Vice President – Chief Financial Officer	Date

Exhibit Index

Exhibit
3.1
Amended Articles of Incorporation of Nationwide Life Insurance Company, dated February 3, 2000 (previously filed as Exhibit 3.1 to Form 10-K, Commission File Number 2-64559, filed March 24, 2003, and incorporated herein by reference)

3.2
Amended and Restated Code of Regulations of Nationwide Life Insurance Company (previously filed as Exhibit 3.2 to Form 10-K, Commission File Number 2-64559, filed March 1, 2007, and incorporated herein by reference)

10.1
Tax Sharing Agreement effective as of January 1, 2008 among Nationwide Financial Services, Inc. and any company that in the future becomes a subsidiary of Nationwide Financial Services, Inc. if eligible under the Internal Revenue Code (previously filed as Exhibit 99.1 to Form 8-K, Commission File Number 1-12785, filed January 29, 2008, and incorporated herein by reference)

10.2
Form of Tax Sharing Agreement dated as of October 1, 2002 among Nationwide Life Insurance Company and any corporation that may hereafter be a subsidiary of Nationwide Life Insurance Company (previously filed as Exhibit 10.4 to Form 10-K, Commission File Number 1-12785, filed March 11, 2004, and incorporated herein by reference)

10.3
Form of Amended and Restated Cost Sharing Agreement among parties named therein (previously filed as Exhibit 10.3 to Form 10-K, Commission File Number 1-12785, filed March 14, 2003, and incorporated herein by reference)

10.4
Amended and Restated Five-Year Credit Agreement, dated December 31, 2007, among Nationwide Financial Services, Inc., Nationwide Life Insurance Company, Nationwide Mutual Insurance Company, the banks party thereto and Wachovia Bank, National Association, as syndication agent, and Citicorp USA, Inc. as agent (previously filed as Exhibit 10.7 to Form 10-K, Commission File Number 1-12785, filed February 29, 2007, and incorporated herein by reference)

10.5
Form of Lease Agreement between Nationwide Mutual Insurance Company, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company and Nationwide Financial Services, Inc. (previously filed as Exhibit 10.7 to Form S-1/A, Registration Number 333-18531, filed February 25, 1997, and incorporated herein by reference)

10.6*
General Description of Nationwide Performance Incentive Plan (previously filed as Exhibit 10.9 to Form 10-K, Commission File Number 333-18527, filed March 29, 2001, and incorporated herein by reference)

10.7*
Form of Amended and Restated Nationwide Office of Investments Incentive Plan dated as of October 7, 2003 (previously filed as Exhibit 10.13 to Form 10-K, Commission File Number 1-12785, filed March 1, 2005, and incorporated herein by reference)

10.8*
Nationwide Excess Benefit Plan effective as of January 1, 2000 (previously filed as Exhibit 10.14 to Form 10-K, Commission File Number 1-12785, filed March 1, 2005, and incorporated herein by reference)

10.9*
Nationwide Supplemental Retirement Plan As Amended and Restated effective January 1, 2000 (previously filed as Exhibit 10.1 to Form 10-K, Commission File Number 1-12785, filed March 1, 2005, and incorporated herein by reference)

10.10*	Nationwide Severance Pay Plan effective as of March 1, 2003 (previously filed as Exhibit 10.16 to Form 10-K, Commission File Number 1-12785, filed March 1, 2005, and incorporated herein by reference)

10.11*
Nationwide Supplemental Defined Contribution Plan effective as of January 1, 2005 (previously filed as Exhibit 10.17 to Form 10-K, Commission File Number 1-12785, filed March 1, 2005, and incorporated herein by reference)

10.12*
Nationwide Individual Deferred Compensation Plan, as Amended and Restated, effective as of January 1, 2005 (previously filed as Exhibit 10.18 to Form 10-K, Commission File Number 1-12785, filed March 1, 2005, and incorporated herein by reference)

10.13*
Nationwide Board of Directors Deferred Compensation Plan, as Amended and Restated, effective as of January 1, 2005 (previously filed as Exhibit 10.19 to Form 10-K, Commission File Number 1-12785, filed March 1, 2005, and incorporated herein by reference)

10.14
Investment Agency Cost Allocation Agreement dated October 30, 2002 between Nationwide Life Insurance Company and Nationwide Cash Management Company (previously filed as Exhibit 10.22 to Form 10-K, Commission File Number 1-12785, filed March 11, 2004, and incorporated herein by reference)

10.15
Master Repurchase Agreement between Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, and Nationwide Mutual Insurance Company and certain of its Subsidiaries and affiliates (previously filed as Exhibit 10.20 to Form 10-K, Commission File Number 333-18527, filed March 29, 2000, and incorporated herein by reference)

10.16*
Employment letter agreement between Nationwide Financial Services, Inc. and John Carter dated October 27, 2005 (previously filed as Exhibit 10.1 Form 10-Q, Commission File Number 1-12785, filed November 3, 2005, and incorporated herein by reference)

10.17*	Summary of terms of employment of Timothy G. Frommeyer (previously filed as Exhibit 10.2 to Form 10-Q, Commission File Number 1-12785, filed November 3, 2005, and incorporated herein by reference)

10.18
Form of Employee Leasing Agreement, dated July 1, 2000, between Nationwide Mutual Insurance Company and Nationwide Financial Services, Inc. (previously filed as Exhibit 10.35 to Form 10-Q, Commission File Number 1-12785, filed May 11, 2001, and incorporated herein by reference)

10.19
Form of Surplus Note, dated December 17, 2001, between Nationwide Financial Services, Inc. and Nationwide Life Insurance Company (previously filed as Exhibit 10.32 to Form 10-K, Commission File Number 2-64559, filed March 23, 2003, and incorporated herein by reference)

10.20
Form of Surplus Note, dated June 26, 2002, between Nationwide Financial Services, Inc. and Nationwide Life Insurance Company (previously filed as Exhibit 10.33 to Form 10-K, Commission File Number 2-64559, filed March 23, 2003, and incorporated herein by reference)

10.21
Form of Surplus Note, dated December 23, 2003, between Nationwide Financial Services, Inc. and Nationwide Life Insurance Company (previously filed as Exhibit 10.34 to Form 10-K, Commission File Number 2-64559, filed March 11, 2004, and incorporated herein by reference)

10.22*
Employment Offer Letter Agreement between Nationwide Financial Services, Inc. and Gail Snyder dated November 28, 2005 (previously filed as Exhibit 10.49 to Form 10-K, Commission File Number 1-12785, filed March 1, 2006, and incorporated herein by reference)

10.23*	Offer Letter for Anne L. Arvia, dated June 30, 2006 (previously filed as Exhibit 10.2 to Form 10-Q, Commission File Number 1-12785, filed August 3, 2006, and incorporated herein by reference)

10.24*	Offer Letter for William Jackson, dated August 21, 2006 (previously filed as Exhibit 10.1 to Form 10-Q, Commission File Number 1-12785, filed November 3, 2006, and incorporated herein by reference)

10.25*	Offer Letter for James Lyski, dated August 30, 2006 (previously filed as Exhibit 10.2 to Form 10-Q, Commission File Number 1-12785, filed November 3, 2006, and incorporated herein by reference)

10.26*
Executive Severance Agreement, dated January 1, 2008, between Nationwide Mutual Insurance Company and Larry Hilsheimer (previously filed as Exhibit 10.49 to Form 10-K, Commission File Number 1-12785, filed February 29, 2008, and incorporated herein by reference)

10.27*
Executive Severance Agreement, dated January 1, 2008, between Nationwide Mutual Insurance Company and Terri L. Hill (previously filed as Exhibit 10.50 to Form 10-K, Commission File Number 1-12785, filed February 29, 2008, and incorporated herein by reference)

10.28*
Executive Severance Agreement, dated January 1, 2008, between Nationwide Mutual Insurance Company and James Lyski (previously filed as Exhibit 10.51 to Form 10-K, Commission File Number 1-12785, filed February 29, 2008, and incorporated herein by reference)

10.29*
Executive Severance Agreement, dated January 1, 2008, between Nationwide Mutual Insurance Company and Michael C. Keller (previously filed as Exhibit 10.52 to Form 10-K, Commission File Number 1-12785, filed February 29, 2008, and incorporated herein by reference)

10.30*
Executive Severance Agreement, dated January 1, 2008, between Nationwide Mutual Insurance Company and Patricia R. Hatler (previously filed as Exhibit 10.53 to Form 10-K, Commission File Number 1-12785, filed February 29, 2008, and incorporated herein by reference)

10.31*
Executive Severance Agreement, dated January 1, 2008, between Nationwide Financial Services, Inc. and Mark R. Thresher (previously filed as Exhibit 99.1 to Form 8-K, Commission File Number 1-12785, filed February 19, 2008, and incorporated herein by reference)

10.32*
Executive Severance Agreement, dated January 1, 2008, between Nationwide Mutual Insurance Company and Stephen S. Rasmussen (previously filed as Exhibit 10.55 to Form 10-K, Commission File Number 1-12785, filed February 29, 2008, and incorporated herein by reference)

10.33*
Executive Severance Agreement, dated January 1, 2008, between Nationwide Mutual Insurance Company and W.G. Jurgensen (previously filed as Exhibit 99.2 to Form 8-K, Commission File Number 1-12785, filed February 19, 2008, and incorporated herein by reference)

10.34*
First Amendment to the Nationwide Individual Deferred Compensation Plan, as amended and restated, effective as of January 1, 2005 (previously filed as Exhibit 10.58 to Form 10-K, Commission File Number 1-12785, filed February 29, 2008, and incorporated herein by reference)

10.35*
Second Amendment to the Nationwide Individual Deferred Compensation Plan, as amended and restated, effective as of January 1, 2005 (previously filed as Exhibit 10.59 to Form 10-K, Commission File Number 1-12785, filed February 29, 2008, and incorporated herein by reference)

10.36*
Third Amendment to the Nationwide Individual Deferred Compensation Plan, as amended and restated (now known as the Nationwide Officer Deferred Compensation Plan), effective as of January 1, 2005 (previously filed as Exhibit 10.60 to Form 10-K, Commission File Number 1-12785, filed February 29, 2008, and incorporated herein by reference)

18.1
Letter regarding change in accounting principle from KPMG LLP related to annual goodwill impairment testing (previously filed as Exhibit 18 to Form 10-Q, Commission File Number 1-12785, filed November 12, 2003, and incorporated herein by reference)

18.2
Letter regarding change in accounting principle from KPMG LLP related to accrued legal expenses (previously filed as Exhibit 18.1 to Form 10-Q, Commission File Number 1-12785, filed August 2, 2007, and incorporated herein by reference)

31.1	Certification of W.G. Jurgensen pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 302 of the Sarbanes-Oxley Act of 2002

31.2	Certification of Timothy G. Frommeyer pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 302 of the Sarbanes-Oxley Act of 2002

32.1
Certification of W.G. Jurgensen pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (this exhibit is intended to be furnished in accordance with Regulation S-K, Item 601(b)(32)(ii) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any document filed under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing)

32.2
Certification of Timothy G. Frommeyer pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (this exhibit is intended to be furnished in accordance with Regulation S-K, Item 601(b)(32)(ii) and shall note be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any document filed under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing)

*	Management Compensatory Plan
All other exhibits referenced by Item 601 of Regulation S-K are not required under the related instructions or are inapplicable and therefore have been omitted.

        SAI-9

PART C. OTHER INFORMATION

Item 26.                   Exhibits

(a)
Resolution of the Depositor’s Board of Directors authorizing the establishment of the Registrant – Filed previously with initial registration statement (333-46338) and hereby incorporated by reference.

(b)	Not Applicable

(c)	Underwriting or Distribution of contracts between the Depositor and Principal Underwriter – Filed previously with the registration statement (333-46338) and hereby incorporated by reference.

(d)	The form of the contract – Filed previously with initial registration statement (333-46338) and hereby incorporated by reference.

(e)	The form of the contract application – Filed previously with initial registration statement (333-46338) and hereby incorporated by reference.

(f)	Articles of Incorporation of Depositor – Filed previously with initial registration statement (333-46338) and hereby incorporated by reference.

(g)	Reinsurance Contracts -Filed previously with registration statement (333-46338) and hereby incorporated by reference.

(h)	Participation Agreements – Filed previously with registration statement (333-46338) and hereby incorporated by reference.

(i)	Not Applicable

(j)	Not Applicable

(k)	Opinion of Counsel – Filed previously with Pre-Effective Amendment No. 1 to the registration statement (333-46338) and hereby incorporated by reference.

(l)	Not Applicable

(m)	Not Applicable

(n)	Consent of Independent Registered Public Accounting Firm – Attached hereto.

(o)	Not Applicable

(p)	Not Applicable

(q)	Redeemability Exemption Procedures – Filed previously with registration statement (333-46338) and hereby incorporated by reference.

(99)	Power of Attorney - Attached hereto.

Item 27.	Directors and Officers of the Depositor

Chairman of the Board and Director	Arden L. Shisler
Chief Executive Officer and Director	W. G. Jurgensen
President and Chief Operating Officer	Mark R. Thresher
Executive Vice President and Chief Legal and Governance Officer	Patricia R. Hatler
Executive Vice President-Chief Administrative Officer	Terri L. Hill
Executive Vice President-Chief Information Officer	Michael C. Keller
Executive Vice President-Chief Marketing Officer	James R. Lyski
Executive Vice President-Finance	Lawrence A. Hilsheimer
Senior Vice President and Secretary	Thomas E. Barnes
Senior Vice President and Treasurer	Harry H. Hallowell
Senior Vice President-Associate Services	Robert J. Puccio
Senior Vice President-Chief Compliance Officer	Carol Baldwin Moody
Senior Vice President-Chief Financial Officer	Timothy G. Frommeyer
Senior Vice President-Chief Investment Officer	Gail G. Snyder
Senior Vice President-Chief Litigation Counsel	Randolph C. Wiseman
Senior Vice President-CIO NSC	Robert J. Dickson
Senior Vice President-CIO Strategic Investments	Gary I. Siroko
Senior Vice President-Corporate Strategy	J. Stephen Baine
Senior Vice President-Customer Insight/Analytic	Paul D. Ballew
Senior Vice President-Customer Relationships	David R. Jahn
Senior Vice President-Division General Counsel	Roger A. Craig
Senior Vice President-Division General Counsel	Thomas W. Dietrich
Senior Vice President-Division General Counsel	Sandra L. Neely
Senior Vice President-Government Relations	Jeffrey D. Rouch
Senior Vice President-Head of Taxation	Pamela A. Biesecker
Senior Vice President-Health and Productivity	Holly R. Snyder
Senior Vice President-Human Resources	Kim R. Geyer
Senior Vice President-Individual Investments Business Head	Eric S. Henderson
Senior Vice President-Individual Protection Business Head	Peter A. Golato
Senior Vice President-Information Technology	Srinivas Koushik
Senior Vice President-Internal Audits	Kelly A. Hamilton
Senior Vice President-NF Marketing	Gordon E. Hecker
Senior Vice President-NF Systems	Susan Gueli
Senior Vice President-NFN Retail Distribution	Michael A. Hamilton
Senior Vice President-Non-Affiliated Sales	John L. Carter
Senior Vice President-NW Retirement Plans	William S. Jackson
Senior Vice President-President – Nationwide Bank	Anne L. Arvia
Senior Vice President-Property and Casualty Commercial/Farm Product Pricing	W. Kim Austen
Senior Vice President-Property and Casualty Commercial/Farm Product Pricing	James R. Burke
Senior Vice President-Property and Casualty Human Resources	Gale V. King
Senior Vice President-Property and Casualty Personal Lines Product Pricing	J. Lynn Greenstein
Director	Joseph A. Alutto
Director	James G. Brocksmith, Jr.
Director	Keith W. Eckel
Director	Lydia M. Marshall
Director	Donald L. McWhorter
Director	David O. Miller
Director	Martha Miller de Lombera
Director	James F. Patterson
Director	Gerald D. Prothro
Director	Alex Shumate

The business address of the Directors and Officers of the Depositor is:
One Nationwide Plaza, Columbus, Ohio 43215

Item 28.	Persons Controlled by or Under Common Control with the Depositor or Registrant.
*	Subsidiaries for which separate financial statements are filed
**	Subsidiaries included in the respective consolidated financial statements
***	Subsidiaries included in the respective group financial statements filed for unconsolidated subsidiaries
****	Other subsidiaries

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
1717 Advisory Services, Inc.	Pennsylvania		The company was formerly registered as an investment advisor and is currently inactive.
1717 Brokerage Services, Inc.	Pennsylvania		The company is a multi-state licensed insurance agency.
1717 Capital Management Company*	Pennsylvania		The company is registered as a broker-dealer and investment advisor.
AGMC Reinsurance, Ltd.	Turks & Caicos Islands		The company is in the business of reinsurance of mortgage guaranty risks.
ALLIED General Agency Company	Iowa		The company acts as a general agent and surplus lines broker for property and casualty insurance products.
ALLIED Group, Inc.	Iowa		The company is a property and casualty insurance holding company.
ALLIED Property and Casualty Insurance Company	Iowa		The company underwrites general property and casualty insurance.
ALLIED Texas Agency, Inc.	Texas		The company acts as a managing general agent to place personal and commercial automobile insurance with Colonial County Mutual Insurance Company for the independent agency companies.
AMCO Insurance Company	Iowa		The company underwrites general property and casualty insurance.
American Marine Underwriters, Inc.	Florida		The company is an underwriting manager for ocean cargo and hull insurance.
Atlantic Floridian Insurance Company (f.k.a. Nationwide Atlantic Insurance Company)	Ohio		The company writes personal lines residential property insurance in the State of Florida.
Audenstar Limited	England		The company is an investment holding company.
Cal-Ag Insurance Services, Inc.	California		The company is an insurance agency.
CalFarm Insurance Agency	California		The company is an insurance agency.
Champions of the Community, Inc.	Ohio		The company raises money for gifts and grants to charitable organizations
Colonial County Mutual Insurance Company*	Texas		The company underwrites non-standard automobile and motorcycle insurance and other various commercial liability coverage in Texas.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Corviant Corporation	Delaware
The purpose of the company is to create a captive distribution network through which affiliates can sell multi-manager investment products, insurance products and sophisticated estate planning services.

Crestbrook Insurance Company* (f.k.a. CalFarm Insurance Company)	California		The company is an Ohio-based multi-line insurance corporation that is authorized to write personal, automobile, homeowners and commercial insurance.
Depositors Insurance Company	Iowa		The company underwrites general property and casualty insurance.
DVM Insurance Agency, Inc.	California		This company places the pet insurance business not written by Veterinary Pet Insurance Company outside of California with National Casualty Company.
F&B, Inc.	Iowa		The company is an insurance agency that places business with carriers other than Farmland Mutual Insurance Company and its affiliates.
Farmland Mutual Insurance Company	Iowa		The company provides property and casualty insurance primarily to agricultural businesses.
FutureHealth Corporation	Maryland		The company is a wholly-owned subsidiary of FutureHealth Holding Company, which provides population health management.
FutureHealth Holding Company	Maryland		The company provides population health management.
FutureHealth Technologies Corporation	Maryland		The company is a wholly-owned subsidiary of FutureHealth Holding Company, which provides population health management.
Gates, McDonald & Company*	Ohio		The company provides services to employers for managing workers' compensation matters and employee benefits costs.
Gates, McDonald & Company of New York, Inc.	New York		The company provides workers' compensation and self-insured claims administration services to employers with exposure in New York.
Gates, McDonald Health Plus Inc.	Ohio		The company provides medical management and cost containment services to employers.
GVH Participacoes e Empreedimientos Ltda.	Brazil		The company acts as a holding company.
Insurance Intermediaries, Inc.	Ohio		The company is an insurance agency and provides commercial property and casualty brokerage services.
Intervent USA, Inc.	Georgia		Lifestyle Management and Chronic Disease Risk Reduction Programs Consultants.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Life REO Holdings, LLC	Ohio		The company serves as a holding company for foreclosure entities.
Lone Star General Agency, Inc.	Texas		The company acts as general agent to market non-standard automobile and motorcycle insurance for Colonial County Mutual Insurance Company.
Mullen TBG Insurance Agency Services, LLC	Delaware		The company is a joint venture between TBG Insurance Services Corporation and MC Insurance Agency Services LLC. The Company provides financial products and services to executive plan participants.
National Casualty Company	Wisconsin		The company underwrites various property and casualty coverage, as well as individual and group accident and health insurance.
National Casualty Company of America, Ltd.	England		This company is currently inactive.
Nationwide Advantage Mortgage Company*	Iowa		The company makes residential mortgage loans.
Nationwide Affinity Insurance Company of America*	Ohio		The company provides property and casualty insurance products.
Nationwide Agribusiness Insurance Company	Iowa		The company provides property and casualty insurance primarily to agricultural businesses.
Nationwide Arena, LLC*	Ohio		The purpose of the company is to develop Nationwide Arena and to engage in related development activity.
Nationwide Asset Management, LLC	Ohio		Provides investment advisory services as a registered investment advisor to affiliated and unaffiliated clients
Nationwide Asset Management Holdings Limited	England and Wales		The Company is an investment holding company
Nationwide Assurance Company	Wisconsin		The company underwrites non-standard automobile and motorcycle insurance.
Nationwide Bank*	United States
This is a federal savings bank chartered by the Office of Thrift Supervision in the United States Department of Treasury to exercise deposit, lending agency custody and fiduciary powers and to engage in activities permissible for federal savings banks under the Home Owners’ Loan act of 1933.

Nationwide Better Health, Inc. (f.k.a. Nationwide Health and Productivity Company)	Ohio		The company is a holding company for the health and productivity operations of Nationwide.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Nationwide Cash Management Company	Ohio		The company buys and sells investment securities of a short-term nature as the agent for other Nationwide corporations, foundations, and insurance company separate accounts.
Nationwide Community Development Corporation, LLC	Ohio		The company holds investments in low-income housing funds.
Nationwide Corporation	Ohio		The company acts primarily as a holding company for entities affiliated with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.
Nationwide Document Solutions, Inc. (f.k.a. ALLIED Document Solutions, Inc.)	Iowa		The company provides general printing services to its affiliated companies as well as to certain unaffiliated companies.
Nationwide Emerging Managers, LLC (f.k.a. Gartmore Emerging Managers, LLC)	Delaware		The company acquires and holds interests in registered investment advisors and provides investment management services.
Nationwide Exclusive Agent Risk Purchasing Group, LLC	Ohio		The company's purpose is to provide a mechanism for the purchase of group liability insurance for insurance agents operating nationwide.
Nationwide Financial Assignment Company	Ohio		The company is an administrator of structured settlements.
Nationwide Financial Institution Distributors Agency, Inc.	Delaware		The company is an insurance agency.
Nationwide Financial Services Capital Trust	Delaware		The trust's sole purpose is to issue and sell certain securities representing individual beneficial interests in the assets of the trust.
Nationwide Financial Services, Inc.*	Delaware		The company acts primarily as a holding company for companies within the Nationwide organization that offer or distribute long-term savings and retirement products.
Nationwide Financial Sp. Zo.o	Poland		The company provides services to Nationwide Global Holdings, Inc. in Poland.
Nationwide Financial Structured Products, LLC	Ohio		The company captures and reports the results of the structured products business unit.
Nationwide Foundation*	Ohio		The company contributes to non-profit activities and projects.
Nationwide Fund Advisors	Delaware		The company is a business trust. The trust is designed to act as a registered investment advisor.
Nationwide Fund Distributors LLC (f.k.a. Gartmore Distribution Services, Inc.)	Delaware		The company is a distributor and administrator for Nationwide mutual funds.
Nationwide Fund Management LLC (f.k.a Gartmore Investors Services, Inc.)	Delaware		The corporation provides transfer and dividend disbursing services to various mutual fund entities.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Nationwide General Insurance Company	Ohio		The company transacts a general insurance business, except life insurance, and primarily provides automobile and fire insurance to select customers.
Nationwide Global Funds	Luxembourg		This company issues shares of mutual funds.
Nationwide Global Holdings, Inc.	Ohio		The company is a holding company for the international operations of Nationwide.
Nationwide Global Ventures (f.k.a. Gartmore Global Ventures, Inc.)	Delaware		The company acts as a holding company.
Nationwide Indemnity Company*	Ohio		The company is involved in the reinsurance business by assuming business from Nationwide Mutual Insurance Company and other insurers within the Nationwide Insurance organization.
Nationwide Insurance Company of America	Wisconsin		The corporation is an independent agency personal lines underwriter of property/casualty insurance.
Nationwide Insurance Company of Florida*	Ohio		The company transacts general insurance business except life insurance.
Nationwide International Underwriters	California		The company is a special risk, excess and surplus lines underwriting manager.
Nationwide Investment Advisors, LLC	Ohio		The company provides investment advisory services.
Nationwide Investment Services Corporation**	Oklahoma		This is a limited purpose broker-dealer and acts as an investment advisor.
Nationwide Life and Annuity Company of America**	Delaware		The company provides variable and traditional life insurance and other investment products. The company also maintains blocks of individual variable and fixed annuities products.
Nationwide Life and Annuity Insurance Company**	Ohio		The company engages in underwriting life insurance and granting, purchasing, and disposing of annuities.
Nationwide Life Insurance Company*	Ohio		The company provides individual life insurance, group life and health insurance, fixed and variable annuity products, and other life insurance products.
Nationwide Life Insurance Company of America*	Pennsylvania		The company provides individual life insurance and group annuity products.
Nationwide Life Insurance Company of Delaware*	Delaware		The company insures against personal injury, disability or death resulting from traveling, sickness or other general accidents, and every type of insurance appertaining thereto.
Nationwide Lloyds	Texas		The company markets commercial property insurance in Texas.
Nationwide Management Systems, Inc.	Ohio		The company offers a preferred provider organization and other related products and services.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Nationwide Mutual Capital, LLC (f.k.a. Nationwide Strategic Investment Fund, LLC)	Ohio		The company acts as a private equity fund investing in companies for investment purposes and to create strategic opportunities for Nationwide.
Nationwide Mutual Capital I, LLC*	Delaware		The business of the company is to achieve long-term capital appreciation through a portfolio of primarily domestic equity investments in financial service and related companies.
Nationwide Mutual Fire Insurance Company	Ohio		The company engages in a general insurance and reinsurance business, except life insurance.
Nationwide Mutual Funds	Delaware		The corporation operates as a business trust for the purposes of issuing investment shares to the public and to segregated asset accounts of life insurance companies.
Nationwide Mutual Insurance Company*	Ohio		The company engages in a general insurance and reinsurance business, except life insurance.
Nationwide Private Equity Fund, LLC	Ohio		The company invests in private equity funds.
Nationwide Property and Casualty Insurance Company	Ohio		The company engages in a general insurance business, except life insurance.
Nationwide Property Protection Services, LLC	Ohio		The company provides alarm systems and security guard services.
Nationwide Provident Holding Company* (f.k.a. Provident Mutual Holding Company)	Pennsylvania		The company is a holding company for non-insurance subsidiaries.
Nationwide Realty Investors, Ltd.*	Ohio		The company is engaged in the business of developing, owning and operating real estate and real estate investments.
Nationwide Retirement Solutions, Inc.*	Delaware		The company markets and administers deferred compensation plans for public employees.
Nationwide Retirement Solutions, Inc. of Arizona	Arizona		The company markets and administers deferred compensation plans for public employees.
Nationwide Retirement Solutions, Inc. of Ohio	Ohio		The company provides retirement products, marketing and education and administration to public employees.
Nationwide Retirement Solutions, Inc. of Texas	Texas		The company markets and administers deferred compensation plans for public employees.
Nationwide Retirement Solutions, Insurance Agency, Inc.	Massachusetts		The company markets and administers deferred compensation plans for public employees.
Nationwide S.A. Capital Trust (f.k.a. Gartmore S.A. Capital Trust)	Delaware		The company is a business trust. The trust is designed to act as a registered investment advisor.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Nationwide Sales Solutions, Inc. (f.k.a. Allied Group Insurance Marketing Company)	Iowa		The company engages in direct marketing of property and casualty insurance products.
Nationwide Securities, Inc.*	Ohio		The company is a registered broker-dealer and provides investment management and administrative services.
Nationwide Separate Accounts, LLC (f.k.a. Gartmore Separate Accounts, LLC)	Delaware		The company acts as a registered investment advisor.
Nationwide Services Company, LLC	Ohio		The company performs shared services’ functions for the Nationwide organization.
Nationwide Services For You, LLC	Ohio		The company provides consumer services that are related to the business of insurance, including services that help consumers prevent losses and mitigate risks.
Nationwide Services Sp. Zo.o.	Poland		The corporation provides services to Nationwide Global Holdings, Inc. in Poland.
Newhouse Capital Partners, LLC	Delaware		The company invests in financial services companies that specialize in e-commerce and promote distribution of financial services.
Newhouse Capital Partners II, LLC	Delaware		The company invests in financial services companies that specialize in e-commerce and promote distribution of financial services.
Newhouse Special Situations Fund I, LLC	Delaware
The company owns and manages contributed securities in order to achieve long-term capital appreciation from the contributed securities and through investments in a portfolio of other equity investments in financial service and other related companies.

NF Reinsurance Ltd.*	Bermuda		The company serves as a captive reinsurer for Nationwide Life Insurance Company’s universal life, term life and annuity business.
NFS Distributors, Inc.	Delaware		The company acts primarily as a holding company for Nationwide Financial Services, Inc.'s distribution companies.
NWD Investment Management, Inc. (f.k.a. Gartmore Global Investments, Inc.)	Delaware		The company acts as a holding company and provides other business services for the NWD Investments group of companies.
NWD Management & Research Trust (f.k.a. Gartmore Global Asset Management Trust)	Delaware		The company acts as a holding company for the NWD Investments group of companies and as a registered investment advisor.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
NWD MGT, LLC (f.k.a. GGI MGT LLC)	Delaware
The company is a passive investment holder in Newhouse Special Situations Fund I, LLC for the purpose of allocation of earnings to the NWD Investments management team as it relates to the ownership and management of Newhouse Special Situations Fund I, LLC.

Olentangy Reinsurance Company	Vermont		The company is a resinsurance company.
Pension Associates, Inc.	Wisconsin		The company provides pension plan administration and record keeping services, and pension plan and compensation consulting.
Premier Agency, Inc.	Iowa		This company is an insurance agency.
Provestco, Inc.	Delaware		The company serves as a general partner in certain real estate limited partnerships invested in by Nationwide Life Insurance Company of America.
RCMD Financial Services, Inc.	Delaware		The company is a holding company.
Registered Investment Advisors Services, Inc.	Texas		The company facilitates third-party money management services for plan providers.
Retention Alternatives, Ltd.*	Bermuda		The company is a captive insurer and writes first dollar insurance policies in workers’ compensation, general liability and automobile liability for its affiliates in the United States.
Riverview Alternative Investment Advisors, LLC (f.k.a. Gartmore Riverview, LLC)	Delaware		The company provides investment management services to a limited number of institutional investors.
Riverview Alternative Investment Advisors II LLC (f.k.a. Gartmore riverview II, LLC)	Delaware		The company is a holding company.
Riverview International Group, Inc.	Delaware		The company is a holding company.
RP&C International, Inc.	Ohio		The company is an investment-banking firm that provides specialist advisory services and innovative financial solutions to public and private companies internationally.
Scottsdale Indemnity Company	Ohio		The company is engaged in a general insurance business, except life insurance.
Scottsdale Insurance Company	Ohio		The company primarily provides excess and surplus lines of property and casualty insurance.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Scottsdale Surplus Lines Insurance Company	Arizona		The company provides excess and surplus lines coverage on a non-admitted basis.
TBG Aviation, LLC	California		The company holds an investment in a leased airplane and maintains an operating agreement with Flight Options.
TBG Danco Insurance Services Corporation	California		The corporation provides life insurance and individual executive estate planning.
TBG Financial & Insurance Services Corporation*	California
The company consults with corporate clients and financial institutions on the development and implementation of proprietary and/or private placement insurance products for the financing of executive benefit programs and individual executive's estate planning requirements.  As a broker dealer, TBG Financial & Insurance Services Corporation provides access to institutional insurance investment products.

TBG Insurance Services Corporation*	Delaware		The company markets and administers executive benefit plans.
THI Holdings (Delaware), Inc.*	Delaware		The company acts as a holding company for subsidiaries of the Nationwide group of companies.
Titan Auto Insurance of New Mexico, Inc.	New Mexico		The Company is an insurance agency and operates as an employee agent "storefront" for Titan Indemnity Company in New Mexico.
Titan Indemnity Company	Texas		The company is a multi-line licensed insurance company and is operating primarily as a property and casualty insurance company.
Titan Insurance Company	Michigan		This is a property and casualty insurance company.
Titan Insurance Services, Inc.	Texas		The company is a Texas grandfathered managing general agency.
Veterinary Pet Insurance Company*	California		The company provides pet insurance.
Victoria Automobile Insurance Company	Indiana		The company is a property and casualty insurance company.
Victoria Fire & Casualty Company	Ohio		The company is a property and casualty insurance company.
Victoria National Insurance Company	Ohio		The company is a property and casualty insurance company.
Victoria Select Insurance Company	Ohio		The company is a property and casualty insurance company.
Victoria Specialty Insurance Company	Ohio		The company is a property and casualty insurance company.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Vida Seguradora SA	Brazil		The company operates as a licensed insurance company in the categories of life and unrestricted private pension plan in Brazil.
VPI Services, Inc.	California		The company operates as a nationwide pet registry service for holders of Veterinary Pet Insurance Company policies, including pet indemnification and a lost pet recovery program.
Washington Square Administrative Services, Inc.	Pennsylvania		The company provides administrative services to Nationwide Life and Annuity Company of America.
Western Heritage Insurance Company	Arizona		The company underwrites excess and surplus lines of property and casualty insurance.
Whitehall Holdings, Inc.	Texas		The company acts as a holding company for the Titan group of agencies.
W.I. of Florida (d.b.a. Titan Auto Insurance)	Florida		The company is an insurance agency and operates as an employee agent storefront for Titan Indemnity Company in Florida.

	COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
*	MFS Variable Account	Ohio		Issuer of Annuity Contracts
*	Nationwide Multi-Flex Variable Account	Ohio		Issuer of Annuity Contracts
*	Nationwide VA Separate Account-A	Ohio		Issuer of Annuity Contracts
*	Nationwide VA Separate Account-B	Ohio		Issuer of Annuity Contracts
*	Nationwide VA Separate Account-C	Ohio		Issuer of Annuity Contracts
*	Nationwide VA Separate Account-D	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-II	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-3	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-4	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-5	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-6	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-7	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-8	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-9	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-10	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-11	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-12	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-13	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-14	Ohio		Issuer of Annuity Contracts
	Nationwide Variable Account-15	Ohio		Issuer of Annuity Contracts
	Nationwide Variable Account-16	Ohio		Issuer of Annuity Contracts
	Nationwide Variable Account-17	Ohio		Issuer of Annuity Contracts
*	Nationwide Provident VA Separate Account 1	Pennsylvania		Issuer of Annuity Contracts
*	Nationwide Provident VA Separate Account A	Delaware		Issuer of Annuity Contracts
	Nationwide VL Separate Account-A	Ohio		Issuer of Life Insurance Policies
	Nationwide VL Separate Account-B	Ohio		Issuer of Life Insurance Policies
*	Nationwide VL Separate Account-C	Ohio		Issuer of Life Insurance Policies
*	Nationwide VL Separate Account-D	Ohio		Issuer of Life Insurance Policies
*	Nationwide VL Separate Account-G	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-2	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-3	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-4	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-5	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-6	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-7	Ohio		Issuer of Life Insurance Policies
*	Nationwide Provident VLI Separate Account 1	Pennsylvania		Issuer of Life Insurance Policies
*	Nationwide Provident VLI Separate Account A	Delaware		Issuer of Life Insurance Policies

NATIONWIDE®

NATIONWIDE MUTUAL INSURANCE COMPANY (CASUALTY)
NATIONWIDE MUTUAL FIRE INSURANCE COMPANY (FIRE)
FARMLAND MUTUAL INSURANCE COMPANY
F & B, INC.
NATIONWIDE CORPORATION
RETENTION ALTERNATIVES, LTD.
NATIONWIDE FOUNDATION
MEMBERSHIP NONPROFIT CORPORATION
CHAMPIONS OF THE COMMUNITY, INC.
NONPROFIT CORPORATION
ALLIED GROUP, INC. (AGI)
SCOTTSDALE INSURANCE COMPANY (SIC)
THI HOLDINGS DELAWARE, INC. (THI)
ATLANTIC FLORIDIAN INSURANCE COMPANY
CRESTBROOK INSURANCE COMPANY
NATIONAL CASUALTY COMPANY (NC)
NCC OF AMERICA, LTD. (INACTIVE)
NATIONWIDE AFFINITY INSURANCE COMPANY OF AMERICA
NATIONWIDE AGRIBUSINESS INSURANCE COMPANY
NATIONWIDE ASSURANCE COMPANY (ASSURANCE)
NATIONWIDE GENERAL INSURANCE COMPANY
NATIONWIDE INDEMNITY COMPANY (NW INDEMNITY)
NATIONWIDE INSURANCE COMPANY OF FLORIDA
NATIONWIDE LLOYDS
A TEXAS LLOYDS
NATIONWIDE PROPERTY AND CASUALTY INSURANCE COMPANY
SCOTTSDALE INDEMNITY COMPANY
SCOTTSDALE INSURANCE COMPANY (SIC)
AMERICAN MARINE UNDERWRITERS, INC.
INSURANCE INTERMEDIARIES, INC. (II)
NATIONWIDE EXCLUSIVE AGENT RISK PURCHASING GROUP, LLC
LONE STAR GENERAL AGENCY, INC.
COLONIAL COUNTY MUTUAL INSURANCE COMPANY
NATIONWIDE INTERNATIONAL UNDERWRITERS
NATIONWIDE ARENA LLC
NATIONWIDE MUTUAL CAPITAL, LLC (Mutual Cap)
Single Member Limited Liability Company
NATIONWIDE MUTUAL CAPITAL I, LLC (NMC)
NATIONWIDE PRIVATE EQUITY FUND, LLC
NATIONWIDE SERVICES COMPANY, LLC (NSC)
Single Member Limited Liability Company
NATIONWIDE PROPERTY PROTECTION SERVICES, LLC.
NATIONWIDE REALTY INVESTORS, LTD
NATIONWIDE SERVICES FOR YOU, LLC
NATIONWIDE ASSET MANAGEMENT, LLC
NATIONWIDE CASH MANAGEMENT COMPANY
NATIONWIDE MANAGEMENT SYSTEMS, INC.
ALLIED PROPERTY AND CASUALTY INSURANCE COMPANY (ALLIED P & C)
AMCO INSURANCE COMPANY (AMCO)
ALLIED GENERAL AGENCY COMPANY
ALLIED TEXAS AGENCY, INC.
CALFARM INSURANCE AGENCY
DEPOSITORS INSURANCE COMPANY (DEPOSITORS)
NATIONWIDE INSURANCE COMPANY OF AMERICA
PREMIER AGENCY, INC.
NATIONWIDE DOCUMENT SOLUTIONS, INC.
NATIONWIDE SALES SOLUTIONS, INC.
NATIONWIDE ADVANTAGE MORTGAGE COMPANY (NAMC)
SCOTTSDALE SURPLUS LINES INSURANCE COMPANY
WESTERN HERITAGE INSURANCE COMPANY
VETERINARY PET INSURANCE CO. (VPI)
V.P.I. SERVICES INC.
TITAN INDEMNITY COMPANY (TITAN)
TITAN INSURANCE COMPANY (TITAN INSURANCE)
WHITEHALL HOLDINGS, INC. (WHITEHALL)
TITAN AUTO INSURANCE OF NEW MEXICO, INC.
TITAN INSURANCE SERVICES, INC. (TITAN SERVICES)
VICTORIA FIRE & CASUALTY COMPANY (VICTORIA FIRE)
VICTORIA AUTOMOBILE INSURANCE COMPANY
VICTORIA NATIONAL INSURANCE COMPANY
VICTORIA SELECT INSURANCE COMPANY
VICTORIA SPECIALTY INSURANCE COMPANY
Page 1

(Casualty, Fire and insurance related subsidiaries)

NATIONWIDE®

NATIONWIDE MUTUAL INSURANCE COMPANY (CASUALTY)
NATIONWIDE MUTUAL FIRE INSURANCE COMPANY (FIRE)
NWD MANAGEMENT & RESEARCH TRUST (NWD Manage)
NW Corp – 100%
NATIONWIDE ASSET MANAGEMENT HOLDINGS
NWD Manage – 100%
NATIONWIDE SECURITIES, INC.
NGH – 100%
NATIONWIDE FINANCIAL SP, Z.O.O
DELAWARE BUSINESS TRUST
LUXEMBOURG SICAV
FIRE – 100%

(Nationwide Corp. subsidiaries)

Page 2

NATIONWIDE®

FARMLAND MUTUAL INSURANCE COMPANY
NATIONWIDE MUTUAL INSURANCE COMPANY (CASUALTY)
NATIONWIDE MUTUAL FIRE INSURANCE COMPANY (FIRE)
NATIONWIDE CORPORATION (NW CORP)
NATIONWIDE FINANCIAL SERVICES, INC. (NFS)
TBG INSURANCE SERVICES CORP. (TBG)
TBG AVIATION, LLC
TBG FINANCIAL & INSURANCE SERVICES CORPORATION
NATIONWIDE INVESTMENT ADVISORS, LLC
NATIONWIDE LIFE INSURANCE COMPANY (NW LIFE)
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY (NLAIC)
NATIONWIDE INVESTMENT SERVICES CORPORATION
NATIONWIDE FINANCIAL ASSIGNMENT COMPANY
NATIONWIDE COMMUNITY DEVELOPMENT CORP., LLC
TEXAS HOUSING FUND, LLC
LIFE REO HOLDINGS LLC
NATIONWIDE FINANCIAL SERVICES CAPITAL TRUST
NF REINSURANCE, LTD
NATIONWIDE FUND ADVISORS
REGISTERED INVESTMENT ADVISORS SERVICES, INC.
NATIONWIDE BANK
NATIONWIDE FINANCIAL STRUCTURED PRODUCTS, LLC
PENSION ASSOCIATES, INC.
NFS DISTRIBUTORS, INC. (NFSDI)
NATIONWIDE FUND MANAGEMENT LLC
NATIONWIDE FUND DISTRIBUTORS LLC
NATIONWIDE FINANCIAL INSTITUTION DISTRIBUTORS AGENCY, INC. (NFIDAI)
NATIONWIDE RETIREMENT SOLUTIONS, INC. (NRS)
NATIONWIDE RETIREMENT SOLUTIONS, INC. OF ARIZONA
NATIONWIDE RETIREMENT SOLUTIONS, INC. OF OHIO
NATIONWIDE RETIREMENT SOLUTIONS, INC. OF TEXAS
NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA (NLICA)
NATIONWIDE LIFE AND ANNUITY COMPANY OF AMERICA
NATIONWIDE LIFE INSURANCE COMPANY OF DELAWARE
NATIONWIDE PROVIDENT HOLDING COMPANY (NPHC)
PROVIDENTCO, INC.
WASHINGTON SQUARE ADMINISTRATIVE SERVICES, INC.
1717 CAPITAL MANAGEMENT COMPANY
1717 ADVISORY SERVICES, INC.
1717 BROKERAGE SERVICES, INC.

(NFS subsidiaries)

Item 29.	Indemnification

Ohio's General Corporation Law expressly authorizes and Nationwide’s Amended and Restated Code of Regulations provides for indemnification by Nationwide of any person who, because such person is or was a director, officer or employee of Nationwide was or is a party; or is threatened to be made a party to:

o	any threatened, pending or completed civil action, suit or proceeding;

o	any threatened, pending or completed criminal action, suit or proceeding;

o	any threatened, pending or completed administrative action or proceeding;

o	any threatened, pending or completed investigative action or proceeding.

The indemnification will be for actual and reasonable expenses, including attorney's fees, judgments, fines and amounts paid in settlement by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the Ohio's General Corporation Law.

Although Nationwide is of the opinion that the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding is permitted, Nationwide has been informed that in the opinion of the Securities and Exchange Commission the indemnification of directors, officers or persons controlling Nationwide for liabilities arising under the Securities Act of 1933 ("Act") is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities is asserted by a director, officer or controlling person in connection with the securities being registered, the registrant will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act. Nationwide and the directors, officers and/or controlling persons will be governed by the final adjudication of such issue.  Nationwide will not be required to seek the court’s determination if, in the opinion of Nationwide’s counsel, the matter has been settled by controlling precedent.

Item 30.	Principal Underwriter

(a)
Waddell & Reed, Inc. serves as principal underwriter and general distributor for contracts issued through the following separate investment accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company:

Nationwide Variable Account-9
Nationwide Variable Account-12
Nationwide VA Separate Account-D
Nationwide VLI Separate Account-5

Also, Waddell & Reed, Inc. serves as principal underwriter and general distributor for the following management investment companies:

Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Fixed Income Funds, Inc.
Waddell & Reed Government Securities Fund
Waddell & Reed Advisors Funds, Inc.
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Select Funds, Inc.
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.

Waddell & Reed InvestEd Portfolios, Inc.
W&R Target Funds, Inc.
Asset Strategy Portfolio
Balanced Portfolio
Bond Portfolio
Core Equity Portfolio
Dividend Income Portfolio
Global Natural Resources Portfolio
Growth Portfolio
High Income Portfolio
International Growth Portfolio
International Value Portfolio
Limited-Term Bond Portfolio
Micro Cap Growth Portfolio
Mid Cap Growth Portfolio
Money Market Portfolio
Mortgage Securities Portfolio
Pathfinder Aggressive Portfolio
Pathfinder Conservative Portfolio
Pathfinder Moderately Aggressive Portfolio
Pathfinder Moderately Aggressive Portfolio
Pathfinder Moderate Portfolio
Real Estate Securities Portfolio
Science and Technology Portfolio
Small Cap Growth Portfolio
Small Cap Value Portfolio
Value Portfolio

(b)	Directors and officers of Waddell & Reed, Inc.:

Thomas W. Butch	Chairman of the Board, Director and President
Henry J. Hermann	Director
Steven E. Anderson	Senior Executive Vice President and National Sales Manager
Bradley D. Hofmeister	Executive Vice President and Associate National Sales Manager
Daniel C. Schulte	Senior Vice President and General Counsel
Michael D. Strohm	Director, Chief Operations Officer and Chief Executive Officer
Terry L. Lister	Senior Vice President, Chief Regulatory Officer and Chief Compliance Officer
Mark A. Schieber	Senior Vice President and Controller
Wendy J. Hills	Senior Vice President and Secretary
Brent K. Bloss	Senior Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer

The principal business address of Waddell & Reed, Inc. is 6300 Lamar Avenue, Overland Park, Kansas 66202.  Waddell & Reed, Inc. was organized as a Delaware corporation in 1981 and has, through predecessor companies, offered financial products and services since 1937.

(c)

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Compensation
Waddell & Reed, Inc.	N/A	N/A	N/A	N/A

Item 31.	Location of Accounts and Records

Timothy G. Frommeyer
Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, OH  43215

Item 32.	Management Services

Not Applicable

Item 33.	Fee Representation

Nationwide represents that the fees and charges deducted under the contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and risks assumed by Nationwide.

SIGNATURES

As required by the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, NATIONWIDE VLI SEPARATE ACCOUNT-5, certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of Columbus, and State of Ohio, on this 17th day of April, 2008.

NATIONWIDE VLI SEPARATE ACCOUNT-5
(Registrant)

NATIONWIDE LIFE INSURANCE COMPANY
(Depositor)

By: /s/ TIMOTHY D. CRAWFORD
Timothy D. Crawford

As required by the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities indicated on this 17th day of April, 2008.

W. G. JURGENSEN
W. G. Jurgensen, Director and Chief Executive Officer
ARDEN L. SHISLER
Arden L. Shisler, Chairman of the Board
JOSEPH A. ALUTTO
Joseph A. Alutto, Director
JAMES G. BROCKSMITH, JR.
James G. Brocksmith, Jr., Director
KEITH W. ECKEL
Keith W. Eckel, Director
LYDIA M. MARSHALL
Lydia M. Marshall, Director
DONALD L. MCWHORTER
Donald L. McWhorter, Director
MARTHA MILLER DE LOMBERA
Martha Miller de Lombera, Director
DAVID O. MILLER
David O. Miller, Director
JAMES F. PATTERSON
James F. Patterson, Director
GERALD D. PROTHRO
Gerald D. Prothro, Director
ALEX SHUMATE
Alex Shumate, Director
By /s/ Timothy D. Crawford
Timothy D. Crawford
Attorney-in-Fact